SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a 6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to (ss.) 240.14a 11(c) or (ss.) 240.14a 12

Permanent Portfolio Family of Funds, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a 6(i)(4) and 0 11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

October 23, 2015

Dear Fellow Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of the Permanent Portfolio, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio, each a series (or Portfolio) of Permanent Portfolio Family of Funds, Inc., which will be held on Tuesday, December 15, 2015 at our offices in San Francisco.

The purpose of the Special Meeting is to seek your approval on a number of important proposals recently recommended by our investment adviser and approved by our Board of Directors that affect the Portfolios and your investments in them. These proposals include investment and governance-related initiatives intended to improve the operations and organization of the Fund and its Portfolios.

As more fully described in the enclosed proxy materials, shareholders are being asked to vote on the following proposals:

•        Approve a new investment advisory contract. The new investment advisory contract updates and modernizes certain provisions of the existing contract to reflect current industry standards and provides greater clarity and efficiency in managing the Fund’s Portfolios. Advisory fees payable by the Portfolios under the new contract are payable at the same rates as under the existing contract and the new contract retains the existing unitary fee contract structure.

•        Change and/or eliminate certain unnecessary or outdated investment objectives and policies. Such changes provide additional flexibility in managing the Portfolios’ investments. With certain exceptions as described in the proxy materials, these changes are not expected to materially affect the manner in which each Portfolio’s investment objective and strategies are being currently implemented.

•        Redomicile the Fund in Delaware and organize as a Delaware statutory trust. The Fund has been organized as a Maryland corporation since it was founded in 1981 and its governing documents and structure are inflexible and outdated. Our Board of Directors believes that the Delaware statutory trust form of organization offers a number of advantages over the Fund’s present form of organization. This “redomiciliation” enables the Fund to change its domicile from Maryland to Delaware and to organize as a Delaware statutory trust. As a Delaware statutory trust, the Fund will have a more modern and flexible governance structure which may permit the Fund to operate with greater efficiency and in a more cost effective manner.

•        Elect four directors. The directors, if elected, would also serve as trustees of the new Delaware statutory trust, provided that the redomiciliation is approved by the shareholders in each of the Fund’s Portfolios.

Our Board of Directors, including our independent directors, has carefully reviewed these proposals and unanimously recommends that you vote “FOR” each proposal. The specific proposals you are being asked to approve are listed in the accompanying “Notice of Special Meeting of Shareholders” which begins on the following page. A brief overview of the proposals is contained in “Questions and Answers Regarding the Proposals” following the formal Notice, and thereafter the “Proxy Statement” for the Special Meeting contains a full explanation of each proposal. Before you vote, please read the full text of the enclosed Proxy Statement.

We realize that it may be difficult for you to attend the Special Meeting and vote your shares in person; however, we do need your vote! You may vote your shares by mail, by telephone or online via the internet, as explained in the enclosed proxy materials. By voting your shares promptly, you can help the Fund avoid additional mailings and administrative expense.

If you have any questions regarding the proxy materials or the voting process, please feel free to call our Shareholder Services Office, toll-free at (800) 531-5142, our Institutional Sales Office, toll-free at (866) 792-6547, or our proxy solicitor, AST Fund Solutions, LLC, toll-free at (800) 357-9167. Your participation in these matters is extremely important. Thank you for your vote on these important proposals.

Sincerely,

Michael J. Cuggino

President and Secretary

600 Montgomery Street, Suite 4100, San Francisco, California 94111

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

PERMANENT PORTFOLIO

SHORT-TERM TREASURY PORTFOLIO

VERSATILE BOND PORTFOLIO

AGGRESSIVE GROWTH PORTFOLIO

To be held on December 15, 2015

TO THE SHAREHOLDERS:

A special meeting of shareholders of the Permanent Portfolio, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio (individually a “Portfolio” and, together, the “Portfolios”), each a series of Permanent Portfolio Family of Funds, Inc., a Maryland corporation (“Fund”), will be held on Tuesday, December 15, 2015 at 11:00 A.M., Pacific Time, at the Fund’s principal executive office, located at 600 Montgomery Street, Suite 4100, San Francisco, California 94111, for the following purposes:

Proposals	Shareholders Entitled to Vote	Page

1. To approve a new investment advisory contract for each Portfolio.	Shareholders of each Portfolio, voting separately by Portfolio.	23

Proposals	Shareholders Entitled to Vote	Page

2. To make the following changes to the Permanent Portfolio: (A) To change the Portfolio’s classification under the Investment Company Act of 1940, as amended (“1940 Act”), from “diversified” to “non-diversified” and eliminate a fundamental policy limiting investments in the stock of any issuer (other than the U.S. government or one of its agencies or instrumentalities) to 5% of the Portfolio’s total assets;	Shareholders of the Permanent Portfolio.	37

(B) To expand permitted investments under the Portfolio’s “aggressive growth stocks” investment category by eliminating the restriction that the Portfolio only invest in U.S. companies; and

(C) To expand permitted investments under the Portfolio’s “dollar assets” investment category.

3. To make the following changes to the Short-Term Treasury Portfolio: (A) To make the Portfolio’s investment objective non-fundamental; and (B) To approve the replacement of the Portfolio’s fundamental investment policy with a new non-fundamental investment policy.	Shareholders of the Short-Term Treasury Portfolio.	46

Proposals	Shareholders Entitled to Vote	Page

4. To make the following changes to the Aggressive Growth Portfolio: (A) To make the Portfolio’s investment objective non-fundamental; and (B) To approve the replacement of the Portfolio’s fundamental investment policy with a new non-fundamental investment policy.	Shareholders of the Aggressive Growth Portfolio.	50

5. To eliminate for certain Portfolios the following investment policies that:

(A) Limit investment in illiquid investments;	Shareholders of the Permanent Portfolio, Short-Term Treasury Portfolio and Aggressive Growth Portfolio, voting separately by Portfolio.	54

(B) Limit lending portfolio assets to affiliates, and affiliates purchasing portfolio shares;	Shareholders of each Portfolio, voting separately by Portfolio.	54

(C) Limit investments in the stock of any issuer (other than the U.S. government or one of its agencies or instrumentalities) to 5% of total assets; and	Shareholders of the Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio, voting separately by Portfolio.	54

(D) Limit investments in the stock of any issuer (other than the U.S. government or one of its agencies or instrumentalities) to 10% of the issuer’s outstanding voting stock.	Shareholders of each Portfolio, voting separately by Portfolio.	54

Proposals	Shareholders Entitled to Vote	Page

6. To approve a Redomiciliation Agreement for the Fund, pursuant to which each Portfolio will be redomiciled into a corresponding, identically-named, series of a newly established Delaware statutory trust.	Shareholders of each Portfolio, voting separately by Portfolio.	59

7. To elect directors to the Fund’s Board of Directors.	Shareholders of each Portfolio, voting together.	73

The Board of Directors knows of no other business to be presented at the Meeting other than the matters set forth herein. Should any other business properly come before the Meeting or any postponements or adjournments thereof, it is intended that the persons named in the accompanying form of proxy will vote on the same in their discretion.

Each proposal is discussed in greater detail in the attached Proxy Statement. The Fund’s Board of Directors, including the Fund’s independent directors, has carefully reviewed these proposals and unanimously recommends that shareholders vote “FOR” each proposal.

The close of business on October 9, 2015 has been fixed as the record date (“Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the special meeting or at any postponements or adjournments thereof (“Meeting”). The stock transfer books will not be closed. The appointed proxies will vote in their discretion on any other business that may properly come before the Meeting, including voting on any postponements or adjournments of the Meeting. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy as soon as possible.

The Fund will admit to the Meeting: (1) all shareholders of record of the Portfolios as of the Record Date; (2) persons holding proof of beneficial ownership thereof at the Record Date, such as a letter or account statement from a broker; (3) persons who have been granted legal proxies; and (4) such other persons that the Fund, in its sole discretion, may elect to admit. All persons wishing to be admitted to the Meeting must present photo identification. If you plan to attend the Meeting, please call our Shareholder Services Office, toll-free at (800) 531-5142, or our Institutional Sales Office, toll-free at (866) 792-6547.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on December 15, 2015: This Notice and the accompanying Proxy Statement are available on the Fund’s website at www.permanentportfoliofunds.com and at www.proxyonline.com/docs/permanentportfoliofamilyoffunds.pdf. On these websites, you will also be able to access any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

BY ORDER OF THE FUND’S BOARD OF DIRECTORS

Michael J. Cuggino

President and Secretary

October 23, 2015

San Francisco, California

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

In order that your shares may be represented at the Meeting, please vote your proxy as soon as possible either by mail, by telephone, or online via the internet as indicated on the enclosed proxy card(s). (If you own shares of more than one Portfolio, you will receive a proxy card for each Portfolio in which you own shares. Please vote each proxy card.) If voting by mail, you are requested to:

•        Indicate your instructions on the proxy card(s);

•        Date and sign the proxy card(s);

•        Mail the proxy card(s) promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

•        Allow sufficient time for the proxy card(s) to be received by 1:00 A.M., Eastern Time, on December 15, 2015. (However, proxies received after this time may still be voted in the event of any postponements or adjournments of the Meeting to a later date.)

If you sign, date and return the proxy card(s) but give no voting instructions for any proposal(s), the proxies will vote FOR such proposal(s). In order to avoid the additional expense of further solicitations, the Fund asks your cooperation in mailing your proxy card(s) immediately.

As an alternative to voting by mail, you may vote by telephone or online via the internet, as follows:

To vote by telephone:	To vote online via the internet:
(1) Read the Proxy Statement and have your proxy card(s) at hand.	(1) Read the Proxy Statement and have your proxy card(s) at hand.
(2) Call the toll-free number that appears on your proxy card(s).	(2) Go to the website that appears on your proxy card(s).
(3) Enter the control number(s) set forth on the proxy card(s) and follow the simple instructions.	(3) Enter the control number(s) set forth on the proxy card(s) and follow the simple instructions.

The Fund encourages you to vote by telephone or online via the internet using the control number(s) that appears on your enclosed proxy card(s). Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

If you have any questions regarding the proposals, the proxy materials or need assistance voting your shares, please contact AST Fund Solutions, LLC (“AST”), the Fund’s proxy solicitor, toll-free at (800) 357-9167. If the Fund does not receive your voting instructions after our original mailing, you may be contacted by our Shareholder Services Office, our Institutional Sales Office or by AST, in any case, to remind you to vote.

If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee with your instructions for voting at the Meeting. If you hold your shares in street name and you wish to vote in person at the Meeting, you must request your nominee to provide you with a legal proxy in order to vote your shares at the Meeting.

TABLE OF CONTENTS

Page

QUESTIONS AND ANSWERS REGARDING THE PROPOSALS	1

PROXY STATEMENT	17

Solicitation and Revocation of Proxies	17
Outstanding Shares, Quorum and Voting Requirements	18

PROPOSAL 1. TO APPROVE A NEW INVESTMENT ADVISORY CONTRACT FOR EACH PORTFOLIO	23

Vote Required and Board’s Recommendation	36

PROPOSAL 2. TO MAKE THE FOLLOWING CHANGES TO THE PERMANENT PORTFOLIO:	37

(A) TO CHANGE THE PORTFOLIO’S CLASSIFICATION UNDER THE 1940 ACT FROM “DIVERSIFIED” TO “NON-DIVERSIFIED” AND ELIMINATE A FUNDAMENTAL POLICY LIMITING INVESTMENTS IN THE STOCK OF ANY ISSUER (OTHER THAN THE U.S. GOVERNMENT OR ONE OF ITS AGENCIES OR INSTRUMENTALITIES) TO 5% OF THE PORTFOLIO’S TOTAL ASSETS;	37
(B) TO EXPAND PERMITTED INVESTMENTS UNDER THE PORTFOLIO’S “AGGRESSIVE GROWTH STOCKS” INVESTMENT CATEGORY BY ELIMINATING THE RESTRICTION THAT THE PORTFOLIO ONLY INVEST IN U.S. COMPANIES; AND	37
(C) TO EXPAND PERMITTED INVESTMENTS UNDER THE PORTFOLIO’S “DOLLAR ASSETS” INVESTMENT CATEGORY.	37

Vote Required and Board’s Recommendation	45

PROPOSAL 3. TO MAKE THE FOLLOWING CHANGES TO THE SHORT-TERM TREASURY PORTFOLIO:	46

(A) TO MAKE THE PORTFOLIO’S INVESTMENT OBJECTIVE NON-FUNDAMENTAL; AND	46
(B) TO APPROVE THE REPLACEMENT OF THE PORTFOLIO’S FUNDAMENTAL INVESTMENT POLICY WITH A NEW NON-FUNDAMENTAL INVESTMENT POLICY.	46

Vote Required and Board’s Recommendation	49

- i -

Page
PROPOSAL 4. TO MAKE THE FOLLOWING CHANGES TO THE AGGRESSIVE GROWTH PORTFOLIO:	50

(A) TO MAKE THE PORTFOLIO’S INVESTMENT OBJECTIVE NON-FUNDAMENTAL; AND	50

(B) TO APPROVE THE REPLACEMENT OF THE PORTFOLIO’S FUNDAMENTAL INVESTMENT POLICY WITH A NEW NON-FUNDAMENTAL INVESTMENT POLICY	50

Vote Required and Board’s Recommendation	52

PROPOSAL 5. TO ELIMINATE FOR CERTAIN PORTFOLIOS THE FOLLOWING INVESTMENT POLICIES THAT:	54

(A) LIMIT INVESTMENT IN ILLIQUID INVESTMENTS;	54
(B) LIMIT LENDING PORTFOLIO ASSETS TO AFFILIATES, AND AFFILIATES PURCHASING PORTFOLIO SHARES;	54
(C) LIMIT INVESTMENTS IN THE STOCK OF ANY ISSUER (OTHER THAN THE U.S. GOVERNMENT OR ONE OF ITS AGENCIES OR INSTRUMENTALITIES) TO 5% OF TOTAL ASSETS; AND	54
(D) LIMIT INVESTMENTS IN THE STOCK OF ANY ISSUER (OTHER THAN THE U.S. GOVERNMENT OR ONE OF ITS AGENCIES OR INSTRUMENTALITIES) TO 10% OF THE ISSUER’S OUTSTANDING VOTING STOCK	54

Vote Required and Board’s Recommendation	58

PROPOSAL 6. TO APPROVE A REDOMICILIATION AGREEMENT FOR THE FUND, PURSUANT TO WHICH EACH PORTFOLIO WILL BE REDOMICILED INTO A CORRESPONDING, IDENTICALLY-NAMED, SERIES OF A NEWLY ESTABLISHED DELAWARE STATUTORY TRUST	59

Vote Required and Board’s Recommendation	71

PROPOSAL 7. TO ELECT DIRECTORS TO THE FUND’S BOARD OF DIRECTORS	73

Vote Required and Board’s Recommendation	83

OTHER BUSINESS	83

- ii -

- iii -

QUESTIONS AND ANSWERS REGARDING THE PROPOSALS

Enclosed is a Proxy Statement for the upcoming Special Meeting of Shareholders of the Permanent Portfolio, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio (individually a “Portfolio” and, together, the “Portfolios”), each a series of Permanent Portfolio Family of Funds, Inc. (“Fund”). While we recommend that you carefully read the full text of the enclosed Proxy Statement, here is a brief overview of the matters to be voted on.

Question:	Why am I receiving these proxy materials?
Answer:	You are receiving these materials because on October 9, 2015 you owned shares of one or more of the Permanent Portfolio, Short-Term Treasury Portfolio, Versatile Bond Portfolio or Aggressive Growth Portfolio, and, as a result, have a right to vote on proposals (“Proposals”) relating to the Portfolios at the Special Meeting of Shareholders of the Portfolios to be held on Tuesday, December 15, 2015 and at any postponements and adjournments thereof (“Meeting”).

Question:	What am I being asked to vote “FOR” in the Proxy Statement?
Answer:	As described in more detail in the enclosed Proxy Statement, shareholders of each Portfolio or the relevant Portfolio(s), as indicated below, are being asked to approve the following Proposals:

	Proposals	Shareholders Entitled to Vote

PROPOSAL 1.	To approve a new investment advisory contract for each Portfolio.	Shareholders of each Portfolio, voting separately by Portfolio.

PROPOSAL 2.	To make the following changes to the Permanent Portfolio:	Shareholders of the Permanent Portfolio.

1

	Proposals	Shareholders Entitled to Vote

(A)	To change the Portfolio’s classification under the 1940 Act from “diversified” to “non-diversified” and eliminate a fundamental policy limiting investments in the stock of any issuer (other than the U.S. government or one of its agencies or instrumentalities) to 5% of the Portfolio’s total assets;

(B)	To expand permitted investments under the Portfolio’s “aggressive growth stocks” investment category by eliminating the restriction that the Portfolio only invest in U.S. companies; and

(C)	To expand permitted investments under the Portfolio’s “dollar assets” investment category.

PROPOSAL 3.	To make the following changes to the Short-Term Treasury Portfolio:	Shareholders of the Short-Term Treasury Portfolio.

(A)	To make the Portfolio’s investment objective non-fundamental; and

(B)	To approve the replacement of the Portfolio’s fundamental investment policy with a new non-fundamental invest ment policy.

2

	Proposals	Shareholders Entitled to Vote

PROPOSAL 4.	To make the following changes to the Aggressive Growth Portfolio:	Shareholders of the Aggressive Growth Portfolio.

(A)	To make the Portfolio’s investment objective non-fundamental; and

(B)	To approve the replacement of the Portfolio’s fundamental investment policy with a new non-fundamental investment policy.

PROPOSAL 5.	To eliminate for certain Portfolios the following investment policies that:

(A)	Limit investment in illiquid investments;	Shareholders of the Permanent Portfolio, Short-Term Treasury Portfolio and Aggressive Growth Portfolio, voting separately by Portfolio.

(B)	Limit lending portfolio assets to affiliates, and affiliates purchasing portfolio shares;	Shareholders of each Portfolio, voting separately by Portfolio.

(C)	Limit investments in the stock of any issuer (other than the U.S. government or one of its agencies or instrumentalities) to 5% of total assets; and	Shareholders of the Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Port folio, voting separately by Portfolio.

3

	Proposals	Shareholders Entitled to Vote

(D)	Limit investments in the stock of any issuer (other than the U.S. government or one of its agencies or instrumentalities) to 10% of the issuer’s outstanding voting stock.	Shareholders of each Portfolio, voting separately by Portfolio.

PROPOSAL 6.	To approve a Redomiciliation Agreement for the Fund, pursuant to which each Portfolio will be redomiciled into a corresponding, identi cally-named, series of a newly established Delaware statutory trust.	Shareholders of each Portfolio, voting separately by Portfolio.

PROPOSAL 7.	To elect Directors to the Fund’s Board of Directors.	Shareholders of each Portfolio, voting together.

Question:	How does the Fund’s Board of Directors recommend that I vote?
Answer:	After careful consideration of each of the Proposals, the Fund’s Board of Directors, including all of those directors who are not “interested persons” of the Fund (as defined in the 1940 Act), unanimously approved each of the Proposals and recommend that you vote for each of the Proposals. The reasons for the Board’s recommendations are discussed in more detail in the attached Proxy Statement.

4

Question:	Why are shareholders being asked to approve a new investment advisory contract?
Answer:	The Fund’s Board of Directors has approved, subject to shareholder approval, a new investment advisory contract by and between the Fund, on behalf of each of the Fund’s Portfolios, and Pacific Heights Asset Management, LLC (“Pacific Heights” or “investment adviser”), investment adviser to each of the Fund’s Portfolios (“New Contract”), attached as Appendix A to the Proxy Statement. The New Contract is intended to update and modernize certain provisions of the existing investment advisory contract (“Current Contract”) to reflect current industry standards, thereby providing greater clarity and efficiency in managing the Fund’s Portfolios. Please see Proposal 1 in the attached Proxy Statement for a comparison of the material terms and provisions of both investment advisory contracts.

Question:	Will the New Contract change the investment advisory fees paid by the Portfolios?
Answer:	No. The investment advisory fees paid by each of the Portfolios under the New Contract are payable at the same rates as under the Current Contract. The New Contract also continues the existing unitary fee contract structure.

Question:	Will the New Contract change the services provided by the investment adviser to the Portfolios?
Answer:	No. Pacific Heights will continue to provide the same services to each of the Fund’s Portfolios under the New Contract.

5

Question:	What changes are being proposed for the Permanent Portfolio?
Answer:

Three changes are being proposed for the Permanent Portfolio, each of which provides the Portfolio with more investment flexibility while maintaining the Portfolio’s existing asset allocation strategy.

The first change, Proposal 2(A)—asks shareholders to approve a change of the Permanent Portfolio’s designation under the 1940 Act from a “diversified” investment management company to a “non-diversified” investment management company, as such terms are defined in the 1940 Act. Currently, the Portfolio’s required holdings of gold and silver operate to restrict any holdings in the securities of single issuers to 5% or less of the Portfolio’s total assets, potentially limiting the Portfolio’s investment options in a number of other asset classes. As a non-diversified investment management company, however, the Portfolio would be able to invest more than 5% of its total assets in the securities of single issuers if the investment adviser believes that such investments are warranted under the circumstances. This change provides Pacific Heights more flexibility to implement the Permanent Portfolio’s investment strategy in a number of its enumerated investment categories. If shareholders approve this Proposal, the Portfolio will as a consequence eliminate its related investment restriction limiting investments in the stock of any issuer (other than the U.S. government or its agencies or instrumentalities) to 5% of the Portfolio’s total assets.

The second change, Proposal 2(B)—asks shareholders to approve an expansion of the Permanent Portfolio’s “aggressive growth stocks” investment category by eliminating the restriction that the Portfolio only invest in the stocks and stock warrants of U.S. companies. The current restriction is part of a fundamental investment policy (i.e., an investment policy that may only be changed by a shareholder vote) which requires the Portfolio to invest a fixed target percentage of its net assets in

6

its enumerated investment categories, one of which is domestic aggressive growth stocks and stock warrants. If approved, this Proposal provides Permanent Portfolio with the ability to invest in the stocks and stock warrants of foreign companies (i.e., companies organized or headquartered outside of the U.S.) in addition to U.S. companies, giving the Portfolio a broader range of investment opportunities, exposure to different economies, markets and business cycles, and the potential to invest in companies with possibly higher capital appreciation prospects than comparable companies in the U.S. If shareholders approve this Proposal, the Portfolio will as a consequence eliminate its policy of investing at least 60% of its aggressive growth stock investments in securities listed on the New York Stock Exchange (“NYSE”), a current policy that also limits investment flexibility.

The third change, Proposal 2(C)—asks shareholders to approve an expansion of permitted investments under the Permanent Portfolio’s “dollar assets” investment category to include not only cash, U.S. Treasury and agency securities and other U.S. dollar-denominated assets such as high-grade, short-term, corporate bonds of U.S. and non-U.S. issuers and banker’s acceptances, as is currently the case, but also corporate bonds that may not be “short-term” or “high grade,” and other U.S. dollar-denominated assets, such as other forms of bank obligations, commercial paper and other fixed income obligations of U.S. and non-U.S. issuers, some of which may be of longer duration, lesser credit quality and higher risk, but also have potential for higher returns. The current restriction is part of a fundamental investment policy (i.e., an investment policy that may only be changed by shareholder vote) which requires the Portfolio to invest a fixed target percentage of its net assets in its enumerated investment categories, one of which is dollar assets. If approved, this Proposal provides the Permanent Portfolio the additional latitude to invest in a broader range of fixed income obligations of varying maturities and credit quality, thereby allowing the Portfolio to better adapt to various market conditions and take advantage of a wider range of opportunities in the fixed income markets. If shareholders

7

approve this Proposal, the Portfolio will not have a policy of maintaining any average maturity. Further, if the Proposal is approved, the Portfolio plans to adopt a non-fundamental investment policy (which may be changed by the Fund’s Board of Directors without shareholder approval) limiting the Portfolio’s investments in fixed income obligations to those rated investment grade.

Each of the changes described herein present investment risks that may be different from the investment risks under the Portfolio’s current investment strategies. The attached Proxy Statement contains a discussion of the material risks associated with each of the changes proposed for the Permanent Portfolio.

Question:	Why does the Short-Term Treasury Portfolio propose to make its investment objective non-fundamental? What changes are proposed to the Portfolio’s investment policy?
Answer:

The Short-Term Treasury Portfolio’s fundamental investment objective is to “seek to earn high current income, consistent with safety and liquidity of principal.” Because the investment objective is “fundamental” it may be changed only with shareholder approval. The 1940 Act does not require a fund’s investment objective to be fundamental and prevailing industry practice is for funds to have non-fundamental investment objectives. By making the investment objective “non-fundamental,” the Fund’s Board of Directors, upon proper notice to shareholders, may in the future approve changes to the Portfolio’s investment objective more efficiently in response to changing market conditions or other developments without the delay and expense of a shareholder vote. Approval of Proposal 3(A) does not otherwise change the Portfolio’s investment objective.

As its fundamental investment policy (i.e., an investment policy that may only be changed by shareholder vote), the Short-Term Treasury Portfolio invests in debt obligations of the

8

United States Treasury. The Portfolio historically has disclosed: (1) that at least 80% of its assets are invested in short-term U.S. Treasury bills and notes with maturities of less than thirteen months and the remainder may be invested in U.S. Treasury bonds having a remaining maturity of thirteen months or less; and (2) that the dollar-weighted average maturity of its investments will not exceed ninety days (together, the “Maturity Limits”). Proposal 3(B) recommends that the Portfolio’s shareholders approve replacing this current fundamental investment policy with a non-fundamental investment policy (i.e., an investment policy that may be changed by the Fund’s Board of Directors without a shareholder vote) whereby the Portfolio, under normal market conditions, invests at least 80% of its net assets in debt obligations of the United States Treasury, including U.S. Treasury bills, notes and bonds. If shareholders approve this Proposal, the Maturity Limits in the current investment policy will be eliminated and the Portfolio is expected to maintain a dollar-weighted average maturity of zero to three years. The proposed change affords the Short-Term Treasury Portfolio greater flexibility to invest more of its assets in longer-term U.S. Treasury securities to seek higher returns, albeit at potentially higher interest rate risk, while continuing to maintain the Portfolio’s overall shorter-term investment policy.
The attached Proxy Statement contains a discussion of the material risks associated with each of the changes proposed for the Short-Term Treasury Portfolio.

Question:	Why does the Aggressive Growth Portfolio propose to make its investment objective non-fundamental? What changes are proposed to the Portfolio’s investment policy?
Answer:	The Aggressive Growth Portfolio’s fundamental investment objective is to “seek to achieve high (greater than for the stock market as a whole), long-term appreciation in the value of its shares.” Because the investment objective is “fundamental” it may be changed only with shareholder approval. The

9

1940 Act does not require a fund’s investment objective to be fundamental and prevailing industry practice is for funds to have non-fundamental investment objectives. By making the investment objective “non-fundamental,” the Fund’s Board of Directors, upon proper notice to shareholders, may in the future approve changes to the Portfolio’s investment objective more efficiently in response to changing market conditions or other developments without the delay and expense of a shareholder vote. Approval of Proposal 4(A) does not otherwise change the Portfolio’s investment objective.

As its fundamental investment policy (i.e., an investment policy that may only be changed by shareholder vote), the Aggressive Growth Portfolio invests in stocks and stock warrants of U.S. companies that are expected to have a higher profit potential than the stock market as a whole. Proposal 4(B) recommends that the Portfolio’s shareholders approve replacing this current fundamental investment policy with a non-fundamental investment policy (i.e., an investment policy that may be changed by the Fund’s Board of Directors without a shareholder vote) whereby the Portfolio, under normal market conditions, invests in stocks and stock warrants of U.S. and foreign companies that are expected to have a higher profit potential than the stock market as a whole. If approved, this Proposal provides the Aggressive Growth Portfolio with the ability to invest in the stocks and stock warrants of foreign companies (i.e., companies organized or headquartered outside of the U.S.) in addition to U.S. companies, giving the Portfolio a broader range of investment opportunities, exposure to different economies, markets and business cycles, and the potential to invest in companies with possibly higher capital appreciation prospects than comparable companies in the U.S. If shareholders approve this Proposal, the Portfolio will as a consequence eliminate its policy of investing at least 60% of its aggressive growth stock investments in securities listed on the NYSE, a current policy that also limits investment flexibility.

The attached Proxy Statement contains a discussion of the material risks associated with each of the changes proposed for the Aggressive Growth Portfolio.

10

Question:	Why are the Fund’s Portfolios proposing to eliminate certain of their fundamental investment policies?
Answer:

The Fund’s Portfolios, like all mutual funds, are required by law to have policies governing certain of their investment practices that may only be changed with shareholder approval. These policies are referred to as “fundamental.” The number of mutual fund investment practices that must be governed by fundamental policies has shrunk substantially over the years, the result of industry evolution and best practices. The Fund’s Portfolios, however, have retained certain of these fundamental policies that are no longer required by law. Pacific Heights and the Fund’s Board of Directors have reviewed each Portfolio’s current fundamental policies and have concluded that certain policies should be eliminated because they are unnecessary. These policies relate to: (1) limits on investment in illiquid investments (Proposal 5(A)); (2) limits on lending portfolio assets to affiliates, and affiliates purchasing portfolio shares (Proposal 5(B)); (3) limits on investments in the stock of any issuer (other than the U.S. government or its agencies or instrumentalities) to 5% of a Portfolio’s total assets (Proposal 5(C)); and (4) limits on investments in the stock of any issuer (other than the U.S. government or its agencies or instrumentalities) to 10% of the issuer’s outstanding voting stock (Proposal 5(D)). If approved, the actual investment practices of each Portfolio are not expected to change materially as a result of the elimination of these fundamental policies.

The attached Proxy Statement contains a discussion of the risks associated with each of the changes proposed for the applicable Fund Portfolios.

Question:	Why are shareholders being asked to approve a “Redomiciliation Agreement”?
Answer:	The Fund has been organized as a Maryland corporation since it was founded in 1981 and its governing documents and structure are inflexible and outdated. The “Redomiciliation

11

Agreement” is being proposed because the Fund’s Board of Directors believes that the Delaware statutory trust form of organization offers a number of advantages over the Fund’s present form of organization as a Maryland corporation. If approved by shareholders, the Fund will change its domicile from Maryland to Delaware and organize as a Delaware statutory trust (a “redomiciliation”). The redomiciliation allows the Fund to adopt a more modern and flexible governance structure that may permit the Fund to operate with greater efficiency and in a more cost effective manner. As a result of these advantages, the Delaware statutory trust form of organization has been increasingly used by mutual funds seeking to have more flexibility in their governance and administration. If the Fund is redomiciled as a Delaware statutory trust, the increased flexibility may allow the Fund’s Board of Directors to react more quickly to changing business circumstances and market conditions.

Question:	What effect will the implementation of the Redomiciliation Agreement have on the Portfolios and their shareholders?
Answer:	If the Redomiciliation Agreement is implemented, each Portfolio would change its legal form of organization to a corresponding, identically-named, separate new series (individually a “New Portfolio” and, together, the “New Portfolios) of Permanent Portfolio Family of Funds, a newly-established Delaware statutory trust (“New Trust”). Except as otherwise modified by separate approval of the changes to the investment objectives and policies proposed in Proposals 2, 3, 4 and 5 in this Proxy Statement, none of the investment objective, policies and risks of a Portfolio will change. To the extent that a Portfolio approves any change proposed in Proposals 2, 3, 4 or 5, such changes will be adopted by the corresponding New Portfolio. The Portfolios’ investment adviser, independent registered public accounting firm, and other service providers will be identical and continue to

12

serve in the same roles and provide the same services for the New Portfolios. If elected by shareholders at this Meeting, each of the current directors of the Fund will serve as a trustee on the Board of Trustees of the New Trust.
Question:	Will the investment advisory contract or the investment advisory fee change if the Redomiciliation Agreement is implemented?
Answer:	The New Trust, on behalf of the New Portfolios, will enter into an investment advisory contract with Pacific Heights. If the Redomiciliation Agreement is approved by each Portfolio and Proposal 1 is approved by a Portfolio, the investment advisory contract New Trust enters into on behalf of a corresponding New Portfolio will be substantially the same as the form of the New Contract attached as Appendix A to the Proxy Statement. If the Redomiciliation Agreement is approved by each Portfolio, but Proposal 1 is not approved by a Portfolio, the investment advisory contract New Trust enters into on behalf of a corresponding New Portfolio will be substantially the same as the Current Contract. There will be no change to the contractual investment advisory fee for any New Portfolio, or to any investment advisory fee waivers currently in place through June 1, 2016 as a result of the redomiciliation.

Question:	Will there be any sales load, commission or other transactional fee paid by shareholders in connection with the redomiciliation?
Answer:	No. Shareholders in each of the Fund’s Portfolios will have the same number of shares of the corresponding New Portfolio, having the same aggregate net asset value, without any sales load, commission or other transactional fee being imposed.

13

Question:	What will be the federal income tax consequences of the redomiciliation?
Answer:	The redomiciliation is designed to qualify as a tax-free reorganization so that there are no federal income tax consequences to shareholders or the Fund. Shareholders may wish to consult their own tax advisors regarding the tax consequences of the redomiciliation.

Question:	What happens if the Redomiciliation Agreement is not approved?
Answer:	The redomiciliation of the Portfolios is contingent upon approval of the Redomiciliation Agreement by the shareholders in each of the Fund’s Portfolios. Therefore, if the Redomiciliation Agreement is not approved with respect to any Portfolio, or the redomiciliation is not completed for any other reason, the Fund’s Board of Directors will consider what actions to take, including continuing to operate the Fund as a Maryland corporation.

Question:	Why am I being asked to elect directors to the Fund’s Board of Directors?
Answer:	Applicable law generally requires that at all times at least a majority of a fund’s directors be elected by shareholders. A fund’s board of directors may fill vacancies between shareholder meetings, and without a shareholder vote, only if, immediately after filling such vacancies, at least two-thirds of the directors holding office were elected by shareholders. Currently, one of the Fund’s four directors has not been elected by shareholders. Electing all of the Fund’s directors at this Meeting may avoid the possible future expense of holding a special shareholder meeting to elect one or more directors should one or more vacancies occur.

14

Question:	Are all of the nominees currently serving as directors on the Fund’s Board of Directors?
Answer:	Yes. The attached Proxy Statement contains a brief description of each nominee’s professional background and service history.

Question:	If the Proposals are approved, when will they be implemented?
Answer:	The Proposals will take effect at the time or times determined by the Fund’s Board of Directors.

Question:	Who will bear the expenses related to the Meeting and redomiciliation?
Answer:	Pacific Heights will bear the expenses associated with the Meeting and the redomiciliation, including the costs of printing, mailing, tabulating and soliciting proxies, whether or not the Proposals are successful.

Question:	How can I vote my shares?
Answer:	Please indicate your voting instructions on the enclosed proxy card(s), sign and date the card(s), and return the card(s) by mail in the postage-paid envelope provided. If you own shares of more than one Portfolio or if you own multiple investments in any one Portfolio, you will receive a proxy card for each Portfolio or investment in which you own shares. Please vote each proxy card. As an alternative to voting the proxy card(s) by mail, you may vote by telephone, online via the internet or in person. To vote by telephone, please call one of the toll-free numbers listed on the proxy card(s). To vote online via the

15

internet, please access the website listed on the proxy card(s). Please note that to vote by telephone or online via the internet, you will need the unique “control” number(s) that appears on the enclosed proxy card(s). If you will be attending the Meeting, please let us know by calling our Shareholder Services Office, toll-free at (800) 531-5142, or our Institutional Sales Office, toll-free at (866) 792-6547. You will be required to provide valid identification in order to gain admission to the Meeting. If you hold your shares in street name and you wish to vote in person at the Meeting, you must request your nominee to provide you with a legal proxy in order to vote your shares at the Meeting.

It is important that you vote your proxy promptly. If you have any questions regarding the Proposals, the proxy materials or how to vote your shares, please call our Shareholder Services Office, toll-free at (800) 531-5142, our Institutional Sales Office, toll-free at (866) 792-6547, or our proxy solicitor, AST, toll-free at (800) 357-9167. If the Fund does not receive your voting instructions after our original mailing, you may be contacted by our Shareholder Services Office, our Institutional Sales Office or by AST, in any case, to remind you to vote.

16

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.

600 Montgomery Street, Suite 4100, San Francisco, California 94111

PROXY STATEMENT

Special Meeting of Shareholders

Permanent Portfolio

Short-Term Treasury Portfolio

Versatile Bond Portfolio

Aggressive Growth Portfolio

To be held on December 15, 2015

This Proxy Statement is furnished to the shareholders of the Permanent Portfolio, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio (individually a “Portfolio” and, together, the “Portfolios”), each a series of Permanent Portfolio Family of Funds, Inc. (“Fund”), in connection with the solicitation of proxies by the Fund’s Board of Directors (“Board of Directors,” or “Board”) for use at the Special Meeting of Shareholders to be held on Tuesday, December 15, 2015 at 11:00 A.M., Pacific Time, at the Fund’s principal executive office, located at 600 Montgomery Street, Suite 4100, San Francisco, California 94111, and at any postponements or adjournments thereof (“Meeting”).

Solicitation and Revocation of Proxies

You may revoke your proxy at any time prior to its use at the Meeting by submitting a letter of revocation showing your name and account number or a properly executed, later-dated proxy card delivered to Michael J. Cuggino, Secretary, Permanent Portfolio Family of Funds, Inc., 600 Montgomery Street, Suite 4100, San Francisco, California 94111, or delivered to him at the Meeting. If you hold your shares in street name, please contact your broker, bank or other nominee if you wish to revoke your proxy. If you date, sign and return the proxy but give no voting

17

instructions, your shares will be voted in favor of the Proposals set forth in the preceding notice and described in this Proxy Statement. Proxies will also vote in their discretion upon such other matters as may properly come before the Meeting, including voting on any postponements or adjournments of the Meeting.

The Fund’s Annual Report to Shareholders for the fiscal year ended January 31, 2015 and its Semi-Annual Report to Shareholders for the six months ended July 31, 2015 have previously been mailed to shareholders. Shareholders may request, without charge, additional copies of these reports by calling the Shareholder Services Office, toll-free at (800) 531-5142, or by writing to the Shareholder Services Office, 130 South Brune Street, Bartlett, Texas 76511. Copies of the Annual and Semi-Annual Reports to Shareholders of the Fund are also available on the Fund’s website at www.permanentportfoliofunds.com and on the Electronic Data Gathering and Retrieval System (EDGAR) database on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov.

The approximate mailing date of this Proxy Statement and the proxy card(s) will be October 23, 2015.

The Board of Directors knows of no other business to be presented at the Meeting other than the matters set forth herein. Should any other business properly come before the Meeting, it is intended that the persons named in the accompanying form of proxy will vote on the same in their discretion.

Outstanding Shares, Quorum and Voting Requirements

Only shareholders of record at the close of business on October 9, 2015 (“Record Date”) are entitled to receive notice of and to vote at the Meeting. As of the Record Date, there were outstanding a total of 99,455,968 shares of common stock, $.001 par value, all of one class, consisting of 98,312,578 shares in the Permanent Portfolio, 332,011 shares in the Short-Term Treasury Portfolio, 243,810 shares in the Versatile Bond Portfolio and 567,569 shares in the Aggressive Growth Portfolio. As of the Record Date, the Fund is not aware of any person or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended) owning beneficially or of record more than 5% of any Portfolio’s outstanding common stock, except as provided in the table on the following pages.

18

Name and Address of Owner(1)	Number of Shares	Percentage of Outstanding Shares
Permanent Portfolio
Charles Schwab & Company, Inc. 211 Main Street San Francisco, California 94105	14,943,649	15.20%
Merrill Lynch, Pierce, Fenner & Smith, Inc. 4800 Deer Lake Drive East Jacksonville, Florida 32246	9,499,566	9.66%
American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, Minnesota 55402	5,965,344	6.07%
Pershing, LLC 1 Pershing Plaza Jersey City, New Jersey 07399	5,623,804	5.72%
Short-Term Treasury Portfolio
Charles Schwab & Company, Inc. 211 Main Street San Francisco, California 94105	42,673	12.85%
L. Fox* c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202	21,702	6.54%
Pacific Heights Asset Management, LLC*(2) 600 Montgomery Street, Suite 4100 San Francisco, California 94111	18,238	5.49%

19

Name and Address of Owner(1)	Number of Shares	Percentage of Outstanding Shares
Versatile Bond Portfolio
Pacific Heights Asset Management, LLC*(2) 600 Montgomery Street, Suite 4100 San Francisco, California 94111	63,846	26.19%
Pershing, LLC 1 Pershing Plaza Jersey City, New Jersey 07399	32,839	13.47%
American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, Minnesota 55402	28,298	11.61%
Charles Schwab & Company, Inc. 211 Main Street San Francisco, California 94105	20,298	8.33%
TD Ameritrade, Inc. P.O. Box 2226 Omaha, Nebraska 68103	13,939	5.72%
Aggressive Growth Portfolio
Charles Schwab & Company, Inc. 211 Main Street San Francisco, California 94105	72,377	12.75%
Pacific Heights Asset Management, LLC*(2)(3) 600 Montgomery Street, Suite 4100 San Francisco, California 94111	73,155	12.89%
First Clearing, LLC 2801 Market Street St. Louis, Missouri 63103	37,735	6.65%

(1) Except where indicated with an asterisk, the shareholders listed are owners of record, holding such shares for the accounts of certain of their clients.

(2) Pacific Heights Asset Management, LLC beneficially owns these shares and maintains sole voting and investment power over these shares.

(3) Includes shares beneficially owned by Mr. Cuggino through his participation in the Pacific Heights Asset Management, LLC Profit Sharing/401(k) Plan.

20

Please note that Pacific Heights Asset Management, LLC (“Pacific Heights” or “investment adviser”), the investment adviser to the Fund and the Portfolios, owns a significant portion of the outstanding shares of the Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio, as shown above. Mr. Cuggino, President, Secretary and a director of the Fund and the manager, President and Chief Executive Officer of Pacific Heights, is also the sole trustee of a trust which is the sole member of Pacific Heights. Mr. Cuggino may, by virtue of his control of Pacific Heights, be deemed to be the beneficial owner of the shares owned by Pacific Heights. Pacific Heights intends to vote its shares of the Portfolios in favor of each Proposal.

As of the Record date, the Fund’s Director Nominees and officers as a group owned less than 1% of the outstanding common stock of the Permanent Portfolio, 5.51% of the Short-Term Treasury Portfolio, 28.70% of the Versatile Bond Portfolio and 13.49% of the Aggressive Growth Portfolio, and, other than Mr. Cuggino, owned 2.52% of the Versatile Bond Portfolio and less than 1% of the outstanding common stock of any other Portfolio of the Fund. Of the 2.52% ownership of the Versatile Bond Portfolio reported in the immediately preceding sentence, David P. Bergland, a Director Nominee, owned 3,366 shares of common stock representing 1.38% of the Versatile Bond Portfolio. Mr. Bergland shares voting and disposition power over these shares.

Each share of common stock is entitled to one vote. Except with respect to the election of directors in Proposal 7, each Portfolio’s shareholders will vote separately by Portfolio on each Proposal on which shareholders of a Portfolio are entitled to vote. Shareholders of all the Portfolios will vote together on Proposal 7 to elect the Directors to serve on the Fund’s Board of Directors. If you are a shareholder of more than one Portfolio, you will be voting separately with respect to each Portfolio in which you hold shares.

For each Portfolio, the presence, in person or by proxy, at the Meeting of shareholders entitled to cast one-third of the votes of that Portfolio is required for a quorum. In the absence of a quorum, the Chairman of the Meeting or the holders of a majority of shares entitled to vote, present in person or by proxy, may adjourn the meeting to a date not more than one hundred twenty days after the Record Date without further notice other than announcement at the Meeting. At such adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally notified.

21

Proposals 1 through 6 (including each sub-Proposal therein), must be approved by the affirmative vote of the lesser of: (a) 67% of a Portfolio’s shares present at the Meeting, if the holders of more than 50% of that Portfolio’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of that Portfolio’s outstanding shares. Proposal 7 must be approved by a plurality of all the votes cast at the Meeting (assuming a quorum is present). Abstentions and “broker non-votes” (i.e., shares held by brokers, banks or other nominees as to which: (i) instructions have not been received from the beneficial owner or persons entitled to vote; and (ii) the broker, bank or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present, but will have the effect of a vote against Proposals 1 through 6 (including each sub-Proposal therein). For Proposal 7, abstentions do not constitute a vote “for” or “against” the matter and will be disregarded in determining “votes cast” on the Proposal. Accordingly, abstentions and broker non-votes will have no effect on Proposal 7.

22

PROPOSAL 1. TO APPROVE A NEW INVESTMENT ADVISORY CONTRACT FOR EACH PORTFOLIO.

PORTFOLIOS AFFECTED—ALL

Comparison of the New Investment Advisory Contract and the Existing Investment Advisory Contract

At the Meeting, you will be asked to approve a new investment advisory contract by and between the Fund, on behalf of your Portfolio, and Pacific Heights Asset Management, LLC (“Pacific Heights”), your Portfolio’s investment adviser (“New Contract”). The New Contract is intended to update and modernize certain provisions of the existing investment advisory contract (“Current Contract” and, together with the New Contract, “Contracts”) to reflect current industry standards and provide greater clarity and efficiency in managing the Fund’s Portfolios. A general description of the proposed New Contract and a general comparison of the proposed New Contract and the Current Contract, are included below. The New Contract does not change the investment advisory fee rates paid by the Fund’s Portfolios or the services provided. The form of the New Contract is attached hereto as Appendix A to this Proxy Statement, and you should refer to Appendix A for the complete terms of the New Contract. The description below is qualified in its entirety by and subject to Appendix A.

Investment Advisory Fees. The investment advisory fee rates under the New Contract are the same as under the Current Contract, and both Contracts contain the same breakpoints, which provide for reductions in the advisory fee rates, at the same levels of net assets as such assets increase. The New Contract also retains the Current Contract’s existing unitary fee contract structure whereby each Portfolio pays for its investment advisory and administrative services under what is essentially an “all-in” fee arrangement. The “Advisory Fee” rates, as defined in the Contracts, are as follows: 1.1875% of the first $200 million of a Portfolio’s average daily net assets; .8750% of the next $200 million of a Portfolio’s average daily net assets; .8125% of the next $200 million of a Portfolio’s average daily net assets; and .7500% of all of a Portfolio’s average daily net assets in excess of $600 million.

The New Contract eliminates an outdated provision in the Current Contract that states that the investment advisory fee for each Portfolio would be reduced to the extent that a Portfolio’s aggregate annual expenses exceeded any

23

applicable statutory or regulatory limitations. This provision relates to state regulation of mutual funds that has long been superseded by federal securities laws, and is therefore unnecessary. If in the future, however, applicable law requires the aggregate expenses of a Portfolio to be reduced, the Fund will consider and take the appropriate actions at that time.

Pacific Heights has separately entered into an Advisory Fee Waiver and Expense Assumption Agreement with the Fund, dated December 5, 2014 (“Waiver Agreement”), that adds additional breakpoints to the Advisory Fee rates for the Permanent Portfolio beyond those contained in the Current Contract. The Permanent Portfolio currently does not benefit from the Waiver Agreement because the Portfolio’s net assets as of the date of this Proxy Statement are below the level that triggers the first breakpoint in the Waiver Agreement. The Waiver Agreement also limits the Advisory Fee rate for the Short-Term Treasury Portfolio and the Versatile Bond Portfolio, and these Portfolios currently benefit from that agreement. Unless otherwise agreed to by the Fund and Pacific Heights, the Waiver Agreement will expire by its terms on June 1, 2016.

Investment Advisory and Administrative Services. The New Contract provides that, subject to the oversight of the Fund’s Board of Directors, Pacific Heights will furnish each Portfolio with a continuous investment program and all administrative services required in connection with the administration of the Fund’s and each Portfolio’s affairs. The New Contract also provides that the Pacific Heights will implement the investment decisions it makes for each Portfolio and provide related services, such as executing account documentation and contracts related to investment matters and exercising voting rights with respect to portfolio securities. Under the Current Contract, Pacific Heights makes recommendations to the Fund with regard to the purchase and sale of investments for each Portfolio, and the Fund’s officers implement those recommendations. The New Contract contains similar provisions as the Current Contract as to the provision of administrative services to the Portfolios.

The New Contract specifies certain duties and obligations that the Current Contract does not, providing greater clarity to the parties. For example, the New Contract provides that Pacific Heights shall comply with directions provided by the Fund’s Board of Directors, the provisions of the Fund’s organizational documents, the 1940 Act, the Securities Act of 1933 and the Internal Revenue Code in providing services under the Contract. The New Contract also provides that subject to applicable law, Pacific Heights may cause

24

a Portfolio to pay a higher commission in a securities transaction than another broker or dealer would charge if it determines in good faith that the commission is reasonable in relation to the value of brokerage and research services provided by the broker or dealer. The New Contract also provides that Pacific Heights will maintain or oversee the maintenance of all books and records with respect to the Portfolios’ securities transactions and the keeping of the Fund’s books of account in accordance with applicable law.

Allocation of Expenses. The New Contract requires Pacific Heights to pay, cause to be paid or reimburse each Portfolio for all of the Portfolio’s ordinary operating expenses with certain enumerated exceptions, including: (a) the Advisory Fee payable to the investment adviser for its services under the New Contract; (b) all fees, costs, expenses and allowances payable to any person, firm or corporation in relation to the Portfolio’s investments, including interest on borrowings; (c) all taxes of any kind payable by the Portfolio; (d) all brokerage commissions and other charges in the purchase and sale of the Portfolio assets; (e) all fees and expenses of directors of the Fund, including fees and disbursements to counsel to those directors who are not interested persons of the Fund or investment adviser; (f) payments pursuant to any plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act; and (g) all extraordinary fees, costs and expenses of the Fund or any Portfolio, including any fees, costs and expenses associated with litigation, government investigations or administrative proceedings, including the costs of any settlements. The Current Contract contains substantially similar provisions to the New Contract, except that it does not expressly exclude payments pursuant to any plan of distribution adopted pursuant to Rule 12b-1 from the ordinary operating expenses of the Portfolios that the investment adviser is required to bear, and it provides for the Fund to pay the salaries and expenses of the Fund’s officers while the New Contract eliminates this provision. Current shareholders in each of the Portfolios have not approved, and are not being asked to approve, any payments pursuant to any plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act.

Limitation on Liability. The New Contract provides that in furnishing services under the Contract, Pacific Heights is not liable to the Fund or any Portfolio, or any shareholder, for errors of judgment, mistakes of law or any acts or omissions by it, except those involving willful misfeasance, bad faith, gross negligence or reckless disregard of the investment adviser’s obligations under the New Contract. The New Contract further provides that Pacific Heights is not accountable for any loss suffered by any Portfolio arising from any investment

25

made for the Portfolio by the investment adviser, or for any act or omission in the execution of any securities transaction, except those involving willful misfeasance, bad faith, gross negligence or reckless disregard of the investment adviser’s obligations under the Contract. The Current Contract contains similar provisions. The New Contract also contains a provision that explicitly limits the Fund’s obligations under the New Contract to the Fund and its assets, and if the liability relates to one or more Portfolios, to the respective assets of the Portfolio(s). The Current Contract contains no such provision.

Term, Termination and Continuance. If approved by shareholders of a Portfolio, the New Contract for the Portfolio will terminate, unless sooner terminated as set forth therein, two years from the date of execution. Thereafter, if not terminated, the New Contract will continue in effect with respect to the Portfolio from year to year if such continuance is specifically approved at least annually: (i) by the Fund’s Board of Directors or by a vote of the majority of the outstanding voting securities of the Portfolio; and (ii) by a majority of the directors of the Fund who are not interested persons of any party to the New Contract. The New Contract provides that it may be terminated at any time with respect to any Portfolio, without the payment of any penalty, by either party upon sixty days’ prior written notice. Termination may be affected on behalf of a Portfolio by action of the Fund’s Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio. The Current Contract contains similar provisions. Both the New Contract and the Current Contract provide that the Contract will terminate in the event of an “assignment,” as defined by applicable law.

Other Provisions. The New Contract provides that Pacific Heights may render services to others. The New Contract also provides that during the term of the Contract, the Fund has a limited license to use The Permanent Portfolio Family of Funds®, Permanent Portfolio®, A Fund For All Seasons® and The Permanent Portfolio Family of Funds logo, each of which are trademarks owned by Pacific Heights. The New Contract also clarifies that each Portfolio is responsible for its own obligations under the Contract, and not for the obligations of any other Portfolio. The Current Contract provides that Pacific Heights may render services to other investment companies but does not contain provisions comparable to the other provisions described in this paragraph. The New Contract eliminates the provision in the Current Contract requiring each investor in the Fund to pay a one-time, $35 account start-up fee. The Current Contract provides that the Fund’s Board of Directors may obtain insurance to indemnify

26

the officers and employees of the Fund and the investment adviser, provided that such insurance provides only for payment to the Fund of any damages caused by those persons and for subrogation of the insurer to the rights of the Fund to recover from those persons. The New Contract eliminates these limitations. The New Contract is governed in accordance with the laws of the State of Delaware while the Current Contract is governed in accordance with the laws of the State of California. Under the New Contract, the Fund and the investment adviser agree to the exclusive jurisdiction of the courts of Delaware to resolve any action, suit or other proceeding arising under the Contract while the Current Contract does not contain a similar forum selection provision. Finally, the New Contract includes a specific provision that it is not enforceable by any third parties while the Current Contract does not.

The Current Contract, dated November 24, 2002, was last approved by the shareholders in each of the Fund’s Portfolios on May 1, 2003 in connection with Pacific Heights becoming investment adviser to the Fund’s Portfolios. The continuation of the Current Contract was last approved by the Fund’s Board of Directors on December 5, 2014. For the fiscal year ended January 31, 2015, the Portfolios paid Advisory Fees under the Current Contract as follows: Permanent Portfolio—$58,434,108 (net of Advisory Fees waived); Short-Term Treasury Portfolio—$154,911 (net of Advisory Fees waived); Versatile Bond Portfolio—$137,346 (net of Advisory Fees waived); and Aggressive Growth Portfolio—$571,809.

The name and principal occupation of the manager and principal executive officers of Pacific Heights are as set forth below. The principal address of each individual as it relates to his or her duties at Pacific Heights is 600 Montgomery Street, Suite 4100, San Francisco, California 94111. Except as indicated below, no director or officer of the Fund is a director, officer or employee of Pacific Heights.

Name	Principal Occupation
Michael J. Cuggino	Manager, President and Chief Executive Officer of Pacific Heights; President, Secretary and a director of the Fund
James H. Andrews	Director of Finance of Pacific Heights; Treasurer of the Fund
Susan K. Freund	Chief Compliance Officer of Pacific Heights and the Fund

27

Pacific Heights compensates Mr. Cuggino for service as the portfolio manager for each of the Fund’s Portfolios. As the manager and the sole trustee of the trust which is the sole member of Pacific Heights, Mr. Cuggino has an indirect ownership interest in Pacific Heights and determines his own compensation. Mr. Cuggino’s compensation from Pacific Heights is in the form of a share of Pacific Heights’ total profits and may be modified each year as appropriate to reflect changes in the market, as well as to adjust for other factors used to determine compensation, including Pacific Heights’ profitability and other relevant factors. Mr. Cuggino’s compensation is not based directly on the performance of any of the Fund’s Portfolios or their levels of net assets.

Board Consideration of the New Contract

The New Contract was considered and unanimously approved by the Fund’s Board of Directors, including all of the Fund’s directors who are not “interested persons” of the Fund as defined under the 1940 Act (“Independent Directors”), at an “in person” meeting held on June 12 and 14, 2015 (“June Meeting”). In preparation for consideration of the New Contract, the Board held a meeting on January 23, 2015 to review the terms of the New Contract. In addition, the Board reviewed a variety of materials provided by Pacific Heights prior to the June Meeting, including a memorandum provided by Pacific Heights responding to information requests from the Independent Directors and material prepared by Lipper, Inc. (“Lipper”), an independent third party, containing information comparing the expenses of the Portfolios to other comparable mutual funds selected by Lipper (“Peer Groups”) and information regarding the performance of the Portfolios relative to relevant market indices and the performance of the Peer Groups. During the June Meeting, the directors met with senior management of the Fund and Pacific Heights to further discuss the terms of the New Contract and the other information provided. The Independent Directors also met independently, and with senior management of the Fund, prior to and during the June Meeting to discuss the same. The Independent Directors were assisted by counsel that is independent of Fund management and Pacific Heights during their deliberations regarding the New Contract, and also received materials discussing the legal standards applicable to their consideration of the New Contract.

In connection with its consideration of the New Contract, the Board evaluated the terms of the New Contract, the overall fairness of the New Contract to the Portfolios and whether the New Contract was in the best interests of each Portfolio and its shareholders. The Board considered all factors it deemed

28

relevant with respect to the Portfolios, including the following: (1) the nature, extent, and quality of the services to be provided by Pacific Heights; (2) the investment performance of the Portfolios compared to relevant market indices and the performance of the Peer Groups; (3) the Portfolios’ proposed fees and expected expenses; (4) expected economies of scale and whether fee levels reflect any such economies of scale for the benefit of Portfolio shareholders; and (5) expected profitability to Pacific Heights and any “fall-out” benefits to Pacific Heights from its relationship with the Portfolios. While each director may have attributed different weights to the various factors, the Board’s determination to approve the New Contract was based on a consideration of all information provided to the Board throughout the year, including information provided in connection with the continuance of the Current Contract at its December 4-5, 2014 meeting (“December Meeting”), and specifically in connection with the review of the New Contract. The Board members did not identify any particular information or factor that was all-important or controlling.

Nature, Extent and Quality of the Services to be Provided. The Board considered the nature, extent and quality of the services to be provided by Pacific Heights to the Fund. In this connection, the Board revisited the factors it considered at its December Meeting to the extent relevant to the New Contract. The Board considered the overall reputation and capabilities of Pacific Heights, its investment philosophy and decision-making processes, its commitment to providing high-quality investment advisory and other services to the Fund and its Portfolios, the Board’s overall confidence in the capability and integrity of Pacific Heights and its personnel, the manner in which Pacific Heights addresses non-routine matters that arise including developments related to market conditions as well as fund industry and regulatory developments, and its responsiveness to questions and concerns raised by the Board. With respect to investment advisory services, the Board considered the professional experience of personnel at Pacific Heights who perform investment research and manage the Portfolios’ investments and the resources devoted to implementation and oversight of each Portfolio’s investment strategy. The Board also considered the quality of the non-investment advisory services provided by Pacific Heights. The Board noted that, under the New Contract, Pacific Heights and its personnel would continue to provide all administrative, accounting, compliance and other services required in connection with the administration of the affairs of the Fund, including overseeing and coordinating the activities of other service providers. The Board considered, among other things, the professional experience and

29

tenure of Pacific Heights’ management personnel responsible for Portfolio operations, the responsibilities of these personnel and the level of service provided to the Fund.

The Board considered the Fund’s compliance program established pursuant to Rule 38a-1 under the 1940 Act and the compliance-related resources provided to the Fund by Pacific Heights. The Board noted that, on a regular basis, it receives and reviews information from the Fund’s Chief Compliance Officer (“CCO”) regarding the Fund’s compliance program and, where relevant, the compliance programs of the Fund’s service providers. The Board considered the Fund’s and Pacific Heights’ compliance histories and the CCO’s implementation of the Fund’s compliance program. The Board also considered the CCO’s and Pacific Heights’ assessment and handling of investment, operational, enterprise, and regulatory and compliance risks associated with the operation of the Portfolios and Pacific Heights.

The Board then considered Pacific Heights’ financial condition. The Board noted that it reviews Pacific Heights’ audited and unaudited financial statements on a regular basis, and that Pacific Heights appeared to have the financial resources to fulfill its obligations under the New Contract.

After reviewing these and other related factors, the Board agreed that Pacific Heights had experienced personnel, sufficient infrastructure and resources, and had delivered high-quality investment advisory, administrative, accounting, compliance and other services to the Fund, and could reasonably be expected to continue providing high-quality services under the New Contract.

Portfolio Performance. The Board also reviewed the short-, intermediate- and long-term investment performance of each of the Fund’s Portfolios. The Board noted that, on a regular basis, Pacific Heights provides information regarding the performance of each Portfolio and discusses with the Board the factors contributing to each Portfolio’s performance. In addition, as part of its review of the New Contract, the Board reviewed the material prepared by Lipper, comparing the performance of each Portfolio to its respective Peer Group and Lipper selected benchmark index for the one-, three-, five- and ten-year periods ended March 31, 2015. Using the material prepared by Lipper, the Board observed the following with respect to the total return performance (before taxes) of the Portfolios as compared to each of their respective Peer Groups and Lipper selected indices: (i) that the Permanent Portfolio’s total return performance lagged the average and

30

equaled the median total return performance of its Peer Group, and exceeded the Lipper benchmark index for the ten-year period, but lagged the total return performance of its Peer Group and Lipper benchmark index for the one-, three- and five-year measurement periods; (ii) that the Short-Term Treasury Portfolio’s total return performance lagged the total return performance of its Peer Group and Lipper benchmark index for all measurement periods; (iii) that the Versatile Bond Portfolio’s total return performance lagged the average and exceeded the median total return performance of its Peer Group, and lagged the Lipper Benchmark index for the three-year period, but lagged the total return performance of its Peer Group and Lipper benchmark index for the one-, five- and ten-year measurement periods; and (iv) that the Aggressive Growth Portfolio’s total return performance exceeded the average and median total return performance of its Peer Group and Lipper benchmark index for the three-, five- and ten-year periods, but lagged the total return performance of its Peer Group and Lipper benchmark index for the one-year period. The directors also compared each Portfolio’s total return performance (before taxes) against its respective benchmark index(es) for the one-, three-, five- and ten-year periods ended March 31, 2015 and observed the following: (i) that the Permanent Portfolio’s total return performance exceeded the returns of the Citigroup 3-Month U.S. Treasury Bill Index for the five- and ten-year measurement periods, but lagged for the one- and three- year periods, and lagged the returns of the Standard & Poor’s 500 Composite Stock Index for each measurement period; (ii) that the Short-Term Treasury Portfolio’s total return performance lagged the returns of the Citigroup 3-Month U.S. Treasury Bill Index for each measurement period; (iii) that the Versatile Bond Portfolio’s total return performance exceeded the returns of the Barclay’s Capital Global Aggregate (Excluding Securitized) Bond Index for the one-, three- and five-year measurement periods, but lagged for the ten-year period; and (iv) that the Aggressive Growth Portfolio’s total return performance exceeded the returns of the Standard & Poor’s 500 Composite Stock Index for the three- and ten-year measurement periods, but lagged for the one- and five-year periods, and exceeded the returns of the Dow Jones Industrial Average for the three-, five- and ten-year measurement periods, but lagged for the one- year period. The Board observed that the Portfolios’ benchmark indices do not reflect deductions for any fees, expenses or taxes while each Portfolios’ performance reflects such deductions.

The Board noted that the Permanent Portfolio’s performance continued to be hampered in recent years by the underperformance of several of the Portfolio’s asset categories including, most notably, its gold and silver holdings

31

and its natural resource stocks. The Board recognized that the Permanent Portfolio’s fundamental investment strategy, which cannot be changed without shareholder approval, is to maintain a fixed allocation of specified asset categories, with the objective of preserving and increasing the purchasing power value of its shares over the long term. The Board concluded that Pacific Heights continued to effectively manage the Portfolio in accordance with its fundamental investment strategy. The Board then discussed the Short-Term Treasury Portfolio’s underperformance. In this regard, the Board noted that the continued extremely low yields on short-term U.S. Treasury securities were more than offset by the Portfolio’s expenses, even after the fee waiver currently in effect for the Portfolio. The Board observed that Pacific Heights’ proposal to seek shareholder approval to change the Short-Term Treasury Portfolio’s investment policies, as discussed at the June Meeting, if enacted, could positively impact the Portfolio’s future performance. With respect to the Versatile Bond Portfolio, the Board noted the Portfolio’s stronger investment performance since the change to its investment strategy in May 2012 and its positive impact on the Portfolio’s longer-term performance.

Proposed Fees and Expenses of the Portfolios. The Board reviewed the Advisory Fee payable by each of the Portfolios under the New Contract as well as each Portfolio’s overall expense ratio. The Board noted that the Advisory Fee under the New Contract was identical to the Advisory Fee under the Current Contract and that, as a result, each Portfolio’s overall expense ratio was not expected to differ materially under the New Contract. Utilizing the material prepared by Lipper, the Board considered each Portfolio’s Advisory Fee and overall expense ratio against the median of the advisory fees and overall expense ratios for such Portfolio’s Peer Group and observed the following: (i) for the Permanent Portfolio (before and after fee waivers), its Advisory Fee was lower than the median in its Peer Group, and its overall expense ratio was lower than the median and the lowest in its Peer Group; (ii) for the Short-Term Treasury Portfolio (after fee waivers), its Advisory Fee was higher than the median and the highest in its Peer Group, and its overall expense ratio was lower than the median in its Peer Group; (iii) for the Versatile Bond Portfolio (after fee waivers), its Advisory Fee was higher than the median in its Peer Group, and its overall expense ratio equaled the median in its Peer Group; and (iv) for the Aggressive Growth Portfolio, its Advisory Fee was higher than the median in its Peer Group, and its overall expense ratio was lower than the median in its Peer Group.

32

In reviewing the Lipper materials, the Board noted that unlike most of the mutual funds comprising the Portfolios’ Peer Groups, under the New Contract, the Portfolios would continue to operate under a unitary fee structure whereby many of the Portfolios’ ordinary operating expenses would be paid by Pacific Heights out of its Advisory Fee rather than paid directly by the Portfolios. The Board noted the difficulty of comparing the Portfolios to non-unitary fee Peer Group funds. The Board observed that given the Portfolios’ unitary fee structure and unlike non-unitary fee funds, the Portfolios’ other ordinary operating expenses were minimal, an observation borne out by the fact that the non-management expenses for each of the Portfolios were the lowest or among the lowest in each Portfolio’s respective Peer Group. As a result, the Board placed greater value on the data comparing each Portfolio’s overall expense ratio to the overall expense ratios of other funds in its Peer Group. The Board also observed that the unitary fee provides predictability in Portfolio expenses at various asset levels and also protects the Portfolios against the risks of increase in third-party service provider fees and other expenses covered under the unitary fee.

Expected Economies of Scale and Whether Fee Levels Reflect Economies of Scale. The Board recognized that one method to help ensure that shareholders share in economies of scale is to include breakpoints in a fund’s advisory fee schedule. To that end, the Board next considered each Portfolio’s proposed fee structure and whether fee levels reflect economies of scale for the benefit of Portfolio shareholders. The Board noted that the New Contract has breakpoints that provide for a reduction of the applicable Advisory Fee as assets increase, and that the Waiver Agreement provided for additional fee waivers with respect to the Permanent Portfolio, and for fee waivers for the Short-Term Treasury Portfolio and the Versatile Bond Portfolio before any breakpoints contemplated by the New Contract had been reached. The Board noted that the Permanent Portfolio did not currently benefit from the Waiver Agreement because its assets were below the level that triggers the first breakpoint in the Waiver Agreement. The Waiver Agreement also provides that, with respect to the Short-Term Treasury Portfolio and the Versatile Bond Portfolio, Pacific Heights waives its Advisory Fee so that the Advisory Fee paid by the Short-Term Treasury Portfolio does not exceed an annual rate of .6875% of the Portfolio’s average daily net assets, and that the Advisory Fee paid by the Versatile Bond Portfolio does not exceed an annual rate of .8125% of the Portfolio’s average daily net assets. The Board noted that the Waiver Agreement expired by its terms on June 1, 2016. The Board considered that Pacific Heights currently anticipated extending the term of

33

the Waiver Agreement for the Short-Term Treasury Portfolio and Versatile Bond Portfolio beyond June 1, 2016, and that with respect to the Permanent Portfolio, the Waiver Agreement would be considered prior to its expiration.

The Board noted that as a result of market conditions and net redemptions over the last few years, the Permanent Portfolio had suffered a substantial decline in assets. Nevertheless, the Board recognized that the still sizeable assets in the Permanent Portfolio had helped the other Portfolios achieve economies of scale because: (i) Pacific Heights had the financial resources to cap Advisory Fees in the Short-Term Treasury Portfolio and the Versatile Bond Portfolio; (ii) the Aggressive Growth Portfolio benefited from lower trade execution costs because of the trading volume in the Permanent Portfolio; and (iii) because the overall cost structure of any Fund-level expenses not covered under the Advisory Fee could be spread over a sizeable asset base, thereby reducing the rate of expenses each Portfolio pays. The Board also viewed positively Pacific Heights’ commitment to undertake, at its own expense, the modernization and streamlining of the Portfolios’ investment policies, the redomiciliation of the Fund as a Delaware statutory trust and its plans to expand the distribution of the Portfolios through issuance of additional classes of shares in the future, all of which is intended for the benefit of the shareholders in each of the Fund’s Portfolios.

After reviewing these and other related factors, the Board agreed that the proposed fee arrangements continued to provide appropriate sharing of economies of scale between Portfolio shareholders and Pacific Heights.

Expected Profitability to Pacific Heights. The Board also considered the cost of the services to be provided and Pacific Heights’ expected profitability from its relationship with the Portfolios. The Board noted that it regularly receives information regarding Pacific Heights’ costs related to Portfolio operations. The directors noted that the Board had reviewed at its December Meeting a profitability analysis provided by Pacific Heights that compared Pacific Heights’ profitability for the six months ended June 30, 2014 and the year ended December 31, 2013 to that of certain publicly traded investment advisers. The Board also considered any fall-out or ancillary benefits likely to accrue to Pacific Heights from its relationships with the Portfolios. In this regard, the Board noted that Pacific Heights would provide, directly or through third parties, all of the services necessary for the Portfolios’ operations, and that the Advisory Fee to be paid to Pacific Heights reflects these obligations. The Board recognized that, as a business matter, Pacific Heights is entitled to earn a

34

reasonable level of profit for the services it provides to the Fund and the entrepreneurial risk that it assumes as the investment adviser to the Portfolios.

Based on the information presented, reviewed and discussed, the Board considered the following factors and reached the following conclusions:

(1) The nature, extent and quality of the services to be provided by Pacific Heights. Conclusion: Pacific Heights could reasonably be expected to provide a high level of service to each Portfolio.

(2) The investment performance of the Portfolios compared to relevant market indices and the performance of the Peer Groups. Conclusion: the Permanent Portfolio’s performance was satisfactory taking into account its fundamental asset allocation strategy and the performance of its investment categories in recent years; the Short-Term Treasury Portfolio’s performance was as expected taking into account the constraints imposed by the investment policies to which the Portfolio is subject; the Versatile Bond Portfolio’s performance was satisfactory; and the Aggressive Growth Portfolio’s performance was satisfactory.

(3) The Portfolios’ proposed fees and expenses. Conclusion: the Advisory Fee to be paid by each of the Portfolios was fair and reasonable given the nature and quality of the services to be provided. The overall expense ratios of the Portfolios compared to their Peer Groups were expected to be fair and reasonable.

(4) Expected economies of scale and whether proposed fee levels reflect any such economies of scale for the benefit of Portfolio shareholders. Conclusion: the proposed Advisory Fee rates contain breakpoints and the Portfolios are expected to benefit from economies of scale under the New Contract.

(5) The expected profit or loss realized by Pacific Heights and any fall-out benefits to Pacific Heights from its relationship with the Portfolios. Conclusion: the expected profitability of the New Contract to Pacific Heights is reasonable. Any fall-out benefits expected to accrue to Pacific Heights by virtue of its relationship with the Portfolios are reasonable in relation to the value of the services that Pacific Heights is expected to provide to the Portfolios.

35

Based on the foregoing, the Board, including its Independent Directors, unanimously approved the New Contract, subject to approval of the New Contract by the shareholders of each of the Fund’s Portfolios to the extent required by the 1940 Act.

Vote Required and Board’s Recommendation

Approval of the New Contract with respect to a Portfolio requires the affirmative vote of the lesser of: (a) 67% of the Portfolio’s shares present at the Meeting, if the holders of more than 50% of the Portfolio’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Portfolio’s outstanding shares.

If the shareholders of one or more Portfolios, but not all of the Portfolios, approve Proposal 1, the New Contract will take effect with respect to those Portfolios that have approved the New Contract.

THE BOARD OF DIRECTORS, INCLUDING THE FUND’S INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1

36

PROPOSAL 2. TO MAKE THE FOLLOWING CHANGES TO THE PERMANENT PORTFOLIO:

(A) TO CHANGE THE PORTFOLIO’S CLASSIFICATION UNDER THE 1940 ACT FROM “DIVERSIFIED” TO “NON-DIVERSIFIED” AND ELIMINATE A FUNDAMENTAL POLICY LIMITING INVESTMENTS IN THE STOCK OF ANY ISSUER (OTHER THAN THE U.S. GOVERNMENT OR ONE OF ITS AGENCIES OR INSTRUMENTALITIES) TO 5% OF THE PORTFOLIO’S TOTAL ASSETS;

(B) TO EXPAND PERMITTED INVESTMENTS UNDER THE PORTFOLIO’S “AGGRESSIVE GROWTH STOCKS” INVESTMENT CATEGORY BY ELIMINATING THE RESTRICTION THAT THE PORTFOLIO ONLY INVEST IN U.S. COMPANIES; AND

(C) TO EXPAND PERMITTED INVESTMENTS UNDER THE PORTFOLIO’S “DOLLAR ASSETS” INVESTMENT CATEGORY.

PORTFOLIOS AFFECTED—PERMANENT PORTFOLIO ONLY

(A) Diversified Status. At the Meeting, you will be asked to approve a Proposal that will change the Permanent Portfolio’s classification under the 1940 Act from a “diversified” investment management company to a “non-diversified” one. Approval of this Proposal will also serve to eliminate an existing fundamental policy for the Portfolio that prohibits it from investing more than 5% of its total assets in the stock of any issuer other than the U.S. government or one of its agencies or instrumentalities.

The 1940 Act requires every registered fund to determine whether it is a “diversified” or “non-diversified” fund and requires any change from a diversified to non-diversified classification to be approved by the fund’s shareholders. The Portfolio is currently classified as a diversified fund. As such, the Portfolio may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or securities of other investment companies) if, with respect to 75% of its total assets: (i) more than 5% of the Portfolio’s total assets would be invested in securities of that issuer; or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of

37

its total assets, the Portfolio is permitted by law to invest more than 5% of its assets in one issuer. For a diversified fund, the limits on investments apply only at the time of purchase of a security. Thus, these limits may be exceeded if positions already held by a fund increase in value relative to the rest of the fund’s holdings.

A non-diversified fund is not subject to the limitations described above. As a result, a non-diversified fund may invest a greater portion of its assets in a single issuer or a limited number of issuers than a diversified fund.

The Portfolio invests a fixed “Target Percentage” of its net assets in each of the following investment categories:

Investment Category	Target Percentage
Gold	20%
Silver	5%
Swiss franc assets	10%
Real estate and natural resource stocks	15%
Aggressive growth stocks	15%
Dollar assets	35%
Total	100%

Because investment prices are constantly changing, the Portfolio’s holdings typically do not match exactly the Target Percentages. In general and as disclosed in the Fund’s prospectus (“Prospectus”), the investment adviser has rebalanced the Portfolio’s investments when holdings in a particular investment category deviate from the applicable Target Percentage by more than one-tenth of the Target Percentage for a period of thirty days. The investment adviser does not view the amount of the deviation from the Target Percentages that is permitted to exist before rebalancing, or the period of time the deviation may exist before rebalancing, as fundamental policies that can only be changed with shareholder approval. Instead, the investment adviser views the decision when to rebalance as an investment strategy that the investment adviser may establish subject to approval by the Fund’s Board of Directors. The current strategy may result in rebalancing to address what may turn out to be short-term price movements, or may not permit the Portfolio to participate in or avoid anticipated developments in a particular sector or investment category. As a result, Pacific Heights intends to change the rebalancing strategy to allow deviations from a

38

Target Percentage to reach one-quarter of the Target Percentage for up to ninety days before rebalancing. Any further changes in the rebalancing strategy will be made with the approval of the Fund’s Board of Directors.

Becoming a non-diversified fund will not change the Portfolio’s strategy to invest its net assets in the investment categories and according to the Target Percentages described above. However, the change will afford the investment adviser greater flexibility in implementing the Portfolio’s strategy and reducing portfolio turnover, especially in times of shorter-term volatile markets. For example, investments in gold and silver (or metals) are considered to be non-diversified assets. As a diversified fund, when the Portfolio’s investments in metals represent 25% or more of the Portfolio’s net assets, the investment adviser cannot make additional investments in metals, even to rebalance the Portfolio. If the Portfolio were non-diversified, the investment adviser would have more flexibility in this regard.

In addition, because the metals are considered to be non-diversified assets, the Portfolio effectively is required to be diversified with respect to its remaining assets. Changing the Portfolio to a non-diversified fund will permit the Portfolio to invest a higher percentage of its net assets in fewer issuers within the investment categories of Swiss franc assets, real estate and natural resource stocks, aggressive growth stocks and dollar assets. For example, as a diversified fund the Portfolio is required to limit its investments in Swiss government bonds to 5% of the Portfolio’s net assets, and to invest the remaining assets allocated to the Swiss franc asset investment category in Swiss franc money market deposits. The low interest rate environment of the last few years has resulted in little return, and in some cases negative return, on the Swiss franc money market deposits. A higher yield may be achievable from a larger investment in Swiss government bonds. As a non-diversified fund, the Portfolio will be permitted to invest more than 5% of its net assets in Swiss government bonds if the investment adviser believes such an investment is warranted under the circumstances.

Further, as a non-diversified fund, the Portfolio will be permitted to invest more than 5% of its net assets in an issuer of an aggressive growth, real estate or natural resources stock or in debt securities of corporate issuers that meet the Portfolio’s investment requirements for dollar assets. However, the Portfolio currently has another fundamental investment policy that prohibits it from investing more than 5% of its total assets in the stock of any issuer. This

39

fundamental investment policy, when coupled with the Portfolio’s strategy of investing in gold and silver in the percentages described above, effectively precludes the Portfolio from operating as a non-diversified fund. Accordingly, a vote in favor of the Proposal for the Portfolio to become a non-diversified fund will as a consequence serve to eliminate the fundamental policy that prohibits the Portfolio from investing more than 5% of its total assets in the stock of any issuer.

If this Proposal is approved, the Portfolio will still be subject to the diversification rules of the Internal Revenue Code of 1986, as amended (“Code”), which are separate from 1940 Act diversification requirements. In order to maintain favorable tax treatment under Subchapter M of the Code, the Portfolio may not purchase a security if, as a result, with respect to 50% of its total assets, more than 5% of the Portfolio’s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the Portfolio. These limits apply only as of the end of each quarter of the Portfolio’s fiscal year.

If this Proposal is approved, the Portfolio would be subject to greater risk than a diversified fund. Investing a larger percentage of the Portfolio’s assets in any one security or other investment could increase the Portfolio’s risk of loss and its volatility, because the value of its shares would be more susceptible to adverse events affecting that security or other investment.

As noted above, under the 1940 Act, the Portfolio cannot change its classification from diversified to non-diversified without shareholder approval. If shareholders do not approve this Proposal, the Portfolio will continue to be operated as a diversified fund and will continue to be prohibited from investing more than 5% of its total assets in the stock of any issuer. If shareholders approve this Proposal, the Portfolio will operate as a non-diversified fund. If the Portfolio becomes non-diversified, the Fund’s Board of Directors could later determine to reclassify the Portfolio as a diversified fund without shareholder approval but could not thereafter revert to non-diversified status without a shareholder vote.

Pacific Heights has advised the Fund’s Board of Directors that while the change to a non-diversified fund will give the investment adviser more flexibility to implement the Portfolio’s investment strategy, the change is not expected to materially affect the manner in which the Portfolio’s investment program is

40

being conducted at this time. Before a material change would be made to the Portfolio’s investment program following the change to a non-diversified fund, the Board would be consulted and the Portfolio’s Prospectus or statement of additional information (“SAI”) would be revised to disclose the change and, as applicable, any additional risks. On this basis, the Board recommends that shareholders of the Portfolio vote to change the Portfolio’s classification to non-diversified and to eliminate the fundamental investment policy prohibiting investment of more than 5% of the Portfolio’s total assets in the stock of any issuer.

(B) “Aggressive Growth Stocks” Category. At the Meeting, you will be asked to approve a Proposal to expand permitted investments under the Permanent Portfolio’s aggressive growth stocks investment category by eliminating the restriction that the Portfolio only invest in U.S. companies (“U.S. company restriction”). Shareholders should also note that the Portfolio’s “real estate and natural resource stocks” investment category already possesses this capability.

Current Permitted Investments	Proposed Permitted Investments
Stocks and stock warrants of U.S. companies that are expected to have a higher profit potential than the stock market as a whole.	Stocks and stock warrants of U.S. and foreign companies that are expected to have a higher profit potential than the stock market as a whole.

The Portfolio has a fundamental investment policy to invest a fixed Target Percentage of its net assets in “aggressive growth stocks.” The Portfolio’s aggressive growth stocks are described as including stocks and stock warrants of U.S. companies that are expected to have a higher profit potential (and likely a higher volatility) than the stock market as a whole. Although not part of its fundamental investment policy, the Portfolio historically has disclosed that within the aggressive growth stocks investment category: (1) at least 60% of its investments will ordinarily be in securities listed on the New York Stock Exchange (“NYSE”); and (2) the Portfolio will hold stocks of issuers from at least twelve different industry groups and that within each industry group it ordinarily will hold the stocks of small-, mid- and large-capitalization companies. In order to provide the Portfolio additional investment flexibility, you will be asked to approve a proposal to expand permitted investments under

41

the Permanent Portfolio’s aggressive growth stocks investment category by eliminating the U.S. company restriction.

This Proposal will not affect the Portfolio’s strategy to invest its net assets in the Target Percentage in aggressive growth stocks. The proposed change would, however, permit the Portfolio to invest in foreign companies (i.e., companies organized or headquartered outside of the U.S.) in addition to U.S. companies. In recent years many U.S. companies have moved offshore and the trend appears to be continuing. Permitting the Permanent Portfolio to invest in foreign companies in the aggressive growth stocks investment category would allow the Portfolio to invest or continue to invest in those companies that have moved or may move offshore. In addition, investing in securities issued by foreign companies may offer potential benefits not available from investing solely in U.S. companies. These potential benefits include a broader range of investment opportunities, the opportunity to invest in companies in foreign countries with economic policies or business cycles different from those in the U.S., and the potential to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in foreign companies also present special risks and considerations that may not be associated with investments in U.S. companies. These additional risks can include, among others: unfavorable differences in liquidity and volatility; less developed or less efficient trading markets; less stringent accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s financial condition; social, political or economic instability; foreign currency exchange controls and foreign taxation issues; the risk of expropriation of assets or nationalization of a company or industry by foreign governments; currency risk (i.e., the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment); and settlement, custodial or other operational risks. As a result, securities of foreign companies can fluctuate more widely in price, and may also be less liquid and more difficult to value than securities of U.S. companies. In addition, the performance of foreign markets may lag the U.S. market. Investing in emerging (less developed) markets may involve higher levels of each of these risks. In particular, securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets.

42

If shareholders approve the elimination of the U.S. company restriction in aggressive growth stocks, the Portfolio also will no longer be restricted to investing at least 60% of its aggressive growth stocks investments in securities listed on the NYSE (“60% policy”). Many foreign companies may not be listed on the NYSE or in the U.S. Elimination of the 60% policy will provide flexibility to the investment adviser to invest the Portfolio’s assets in a broader range of U.S. and foreign companies that meet the Portfolio’s requirements of being companies that are expected to have a higher profit potential than the stock market as a whole.

Pacific Heights has advised the Fund’s Board of Directors that while the elimination of the U.S. company restriction and the 60% policy in the aggressive growth stocks investment category will give the investment adviser more flexibility to implement the Portfolio’s investment strategy, these changes are not expected to materially affect the manner in which the Portfolio’s investment program is being conducted at this time or materially change the risk profile of the portion of the Portfolio invested in aggressive growth stocks. Before a material change would be made to the Portfolio’s investment program following the elimination of the U.S. company restriction or 60% policy in aggressive growth stocks, the Board would be consulted and the Portfolio’s Prospectus or SAI would be revised to disclose, as applicable, any additional risks. On this basis, the Board recommends that shareholders of the Portfolio vote to expand permitted investments under the Portfolio’s aggressive growth stocks investment category by eliminating the U.S. company restriction.

(C) “Dollar Assets” Category. At the Meeting, you will be asked to approve a Proposal to expand permitted investments under the Permanent Portfolio’s “dollar assets” investment category.

Current Permitted Investments	Proposed Permitted Investments
Cash, U.S. Treasury securities, and may include other U.S. dollar-denominated assets such as the obligations of U.S. government agencies, high-grade, short-term, corporate bonds of U.S. and non-U.S. issuers and banker’s acceptances.	Cash, U.S. Treasury securities, and other U.S. dollar- denominated assets such as the obligations of U.S. government agencies, banker’s acceptances and other bank obligations, commercial paper, corporate bonds and other fixed income obligations of U.S. and non-U.S. issuers.

43

The Portfolio has a fundamental investment policy to invest a fixed Target Percentage of its net assets in “dollar assets.” The Portfolio’s dollar assets are described as including cash, U.S. Treasury securities (bills, notes and bonds), and may include other U.S. dollar-denominated assets such as the obligations of U.S. government agencies, high-grade, short-term, corporate bonds of U.S. and non-U.S. issuers and banker’s acceptances. Although not part of its fundamental investment policy, the Portfolio historically has disclosed that: (1) “high-grade, short-term” corporate bonds mean those bonds rated “A” or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”) with a remaining maturity of twenty-four months or less; and (2) the Portfolio’s net dollar assets will not exceed an average length to maturity of fifteen years. In order to provide the Portfolio additional investment flexibility and to eliminate any ambiguity about what constitutes an eligible dollar asset, you will be asked to approve a Proposal to expand permitted investments under the Portfolio’s “dollar assets” investment category.

This Proposal will not affect the Portfolio’s fundamental investment policy of investing a fixed Target Percentage of its net assets in dollar assets. The proposed change would, however, make clear a broader definition of eligible “dollar assets” within the fundamental Target Percentage. If approved, the Portfolio specifically would not be required to limit its investments in corporate bonds to those that are “high-grade” or “short-term.” In addition, the Portfolio also would be permitted to invest in other U.S. dollar-denominated assets such as other forms of bank obligations, commercial paper and other fixed income obligations of U.S. and non-U.S. issuers. The proposed expansion of the dollar assets investment category will give the Portfolio’s investment adviser the latitude to invest in a broader range of fixed income obligations of varying maturities and credit quality, which may allow the Portfolio to better adapt to various market conditions and take advantage of a wider range of opportunities in the fixed income markets in seeking to provide returns in the investment category over the long term.

If shareholders approve this Proposal, the Portfolio will not have a policy of maintaining any average maturity. Further, if the Proposal is approved, the Portfolio will adopt a non-fundamental investment policy, which may be changed by the Fund’s Board of Directors without shareholder approval, limiting the Portfolio’s investments in fixed income obligations to those rated investment grade. Securities are considered to be investment grade if they are rated in the top four rating categories by Standard & Poor’s (BBB- or higher), or rated similarly

44

by another independent rating agency such as Moody’s Investors Service, Inc. or Fitch, Inc. (Baa3 or BBB-, respectively), or if unrated, determined by the investment adviser to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB by Standard & Poor’s) are considered investment grade securities, but may be somewhat riskier than higher rated obligations because they may be regarded as having only an adequate capacity to pay principal and interest, may be considered to lack outstanding investment characteristics or may possess certain speculative characteristics.

Pacific Heights has advised the Fund’s Board of Directors that while the expansion of the dollar assets investment category will provide the investment adviser greater flexibility to implement the Portfolio’s investment strategy, the changes are not expected to materially affect the manner in which the Portfolio’s investment program is being conducted at this time. Before a material change would be made to the Portfolio’s investment program following approval of the Proposal, the Board would be consulted and the Portfolio’s Prospectus or SAI would be revised to disclose, as applicable, any additional risks. On this basis, the Board recommends that shareholders of the Portfolio vote to expand permitted investments under the Portfolio’s dollar assets investment category.

Vote Required and Board’s Recommendation

Approval of each of Proposals 2(A), 2(B) and 2(C) requires the affirmative vote of the lesser of: (a) 67% of the Portfolio’s shares present at the Meeting, if the holders of more than 50% of the Portfolio’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Portfolio’s outstanding shares.

If the Portfolio’s shareholders approve Proposals 2(A), 2(B) and/or 2(C), the Proposal(s) will be implemented regardless of whether the Portfolio’s shareholders approve any other Proposal.

THE BOARD OF DIRECTORS, INCLUDING THE FUND’S INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 2(A), 2(B) AND 2(C)

45

PROPOSAL 3. TO MAKE THE FOLLOWING CHANGES TO THE SHORT-TERM TREASURY PORTFOLIO:

(A)  TO MAKE THE PORTFOLIO’S INVESTMENT OBJECTIVE NON-FUNDAMENTAL; AND

(B)  TO APPROVE THE REPLACEMENT OF THE PORTFOLIO’S FUNDAMENTAL INVESTMENT POLICY WITH A NEW NON-FUNDAMENTAL INVESTMENT POLICY.

PORTFOLIOS AFFECTED—SHORT-TERM TREASURY PORTFOLIO ONLY

(A) Non-Fundamental Objective. At the Meeting, you will be asked to approve a Proposal to make the investment objective of the Short-Term Treasury Portfolio non-fundamental.

The Short-Term Treasury Portfolio’s investment objective is to “seek to earn high current income, consistent with safety and liquidity of principal.” When the Portfolio was initially organized in 1987, its investment objective was designated as “fundamental,” meaning that it may be changed only with shareholder approval. The 1940 Act does not require a fund’s investment objective to be fundamental and today the prevailing industry practice is for funds to have non-fundamental investment objectives. The Fund’s Board of Directors recommends that shareholders approve the Proposal to make the Portfolio’s investment objective non-fundamental. If approved, this change will enable the Board to approve changes to the Portfolio’s investment objective in the future in response to changing market conditions or other developments without the delay and expense of a shareholder vote. Pacific Heights has no present intention of recommending to the Board that it consider changing the Portfolio’s investment objective. If the Board were ever to approve a change to the Portfolio’s investment objective, shareholders would receive advance notice and the Prospectus would be modified accordingly. If this Proposal is approved, shareholders will not have the right to vote on any future change to the Portfolio’s investment objective.

(B) Non-Fundamental Policy. At the Meeting, you will be asked to approve a Proposal to replace the Short-Term Treasury Portfolio’s fundamental investment policy with a new non-fundamental investment policy.

46

Current Investment Policy	Proposed Investment Policy
As a fundamental investment policy, the Portfolio invests in debt obligations of the United States Treasury. At least 80% of its assets are invested in short-term U.S. Treasury bills and notes with maturities of less than thirteen months. The remainder may be invested in U.S. Treasury bonds having a remaining maturity of thirteen months or less. The dollar-weighted average length to maturity of the Portfolio’s investments will not exceed ninety days.	Under normal market conditions, the Portfolio invests at least 80% of its net assets in debt obligations of the United States Treasury, including U.S. Treasury bills, notes and bonds. The Portfolio is expected to maintain a dollar-weighted average maturity of zero to three years.

As a fundamental investment policy, the Short-Term Treasury Portfolio invests in debt obligations of the United States Treasury. The Portfolio historically has disclosed: (1) that at least 80% of its assets are invested in short-term U.S. Treasury bills and notes with maturities of less than thirteen months and the remainder may be invested in U.S. Treasury bonds having a remaining maturity of thirteen months or less; and (2) that the dollar-weighted average maturity of its investments will not exceed ninety days (together, the “Maturity Limits”). While the Portfolio does not believe that the Maturity Limits are fundamental investment policies of the Portfolio, shareholders are being asked to vote on the Maturity Limits for the avoidance of doubt as to whether they can only be changed with shareholder approval.

A fund’s fundamental investment policy may not be changed without shareholder approval. The Board believes that it is in the best interests of the Portfolio’s shareholders to replace the Portfolio’s current investment policy with a non-fundamental investment policy to, under normal market conditions, invest at least 80% of its net assets in debt obligations of the United States Treasury, including U.S. Treasury bills, notes and bonds. For purposes of this policy, “net assets” means net assets of the Portfolio, plus the amount of any borrowings for investment purposes. If approved, the Maturity Limits in the current investment policy will be eliminated and the Portfolio is expected to maintain a dollar-weighted average maturity of zero to three years. Elimination of the Maturity

47

Limits would afford the investment adviser greater flexibility to invest more of the Portfolio’s assets in longer term U.S. Treasury securities to seek to achieve a higher yield while continuing to maintain the Portfolio’s overall shorter-term investment policy. Interest rates in the U.S. in recent years have been at or near historic lows, and the Maturity Limits have resulted in very low yields for the Portfolio. These yields have been more than offset by the Portfolio’s operating expenses. Elimination of the Maturity Limits is not expected to materially change the risk profile of the Portfolio as a short-term U.S. Treasury investment, although the Portfolio may be subject to greater interest rate risk to the extent that the Portfolio’s weighted average maturity exceeds the Maturity Limits. Interest rate risk is the risk that changes in interest rates will negatively affect the Portfolio’s yield and the value of its investments. Generally, prices of debt securities tend to fall when prevailing interest rates rise and rise when prevailing interest rates fall. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the Portfolio’s sensitivity to interest rate risk will increase with any increase in the Portfolio’s overall weighted average maturity. Further, since U.S. interest rates are at or near historic lows, the Portfolio’s exposure to risks associated with rising interest rates may be greater.

A vote in favor of this Proposal also constitutes a vote in favor of making the Portfolio’s investment policy a non-fundamental policy of the Portfolio. The Board may make changes to the non-fundamental investment policy of investing at least 80% of the Portfolio’s net assets in debt obligations of the United States Treasury, including U.S. Treasury bills, notes and bonds, but will provide at least sixty days’ prior written notice to shareholders of any proposed future changes. Changing the Portfolio’s investment policy to a non-fundamental policy would enhance flexibility in managing the Portfolio by allowing it to respond to potentially rapidly-changing market conditions or other circumstances in a timely manner without the delay and expense of a shareholder vote.

Pacific Heights has advised the Fund’s Board of Directors that while the new non-fundamental investment policy will give the investment adviser more flexibility to implement the Portfolio’s investment strategy, except for exceeding the Maturity Limits from time to time in response to market conditions, the change is not expected to materially affect the manner in which the Portfolio’s investment program is being conducted at this time or materially change the risk profile of the Portfolio. Before a material change would be made to the

48

Portfolio’s investment program following the approval of the new non-fundamental investment policy, the Board would be consulted and the Portfolio’s Prospectus or SAI would be revised to disclose, as applicable, any additional risks. On this basis, the Board recommends that shareholders of the Portfolio vote to replace the Portfolio’s investment policy as described above.

Vote Required and Board’s Recommendation

Approval of each of Proposals 3(A) and 3(B) requires the affirmative vote of the lesser of: (a) 67% of the Portfolio’s shares present at the Meeting, if the holders of more than 50% of the Portfolio’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Portfolio’s outstanding shares.

If the Portfolio’s shareholders approve Proposals 3(A) and/or 3(B), the Proposal(s) will be implemented regardless of whether the Portfolio’s shareholders approve any other Proposal.

THE BOARD OF DIRECTORS, INCLUDING THE FUND’S INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 3(A) AND 3(B)

49

PROPOSAL 4. TO MAKE THE FOLLOWING CHANGES TO THE AGGRESSIVE GROWTH PORTFOLIO:

(A)  TO MAKE THE PORTFOLIO’S INVESTMENT OBJECTIVE NON-FUNDAMENTAL; AND

(B)  TO APPROVE THE REPLACEMENT OF THE PORTFOLIO’S FUNDAMENTAL INVESTMENT POLICY WITH A NEW NON-FUNDAMENTAL INVESTMENT POLICY.

PORTFOLIOS AFFECTED—AGGRESSIVE GROWTH

PORTFOLIO ONLY

(A) Non-Fundamental Objective. At the Meeting, you will be asked to approve a Proposal to make the investment objective of the Aggressive Growth Portfolio non-fundamental.

The Aggressive Growth Portfolio’s investment objective is to “seek to achieve high (greater than for the stock market as a whole), long-term appreciation in the value of its shares.” When the Portfolio was initially organized in 1990, its investment objective was designated as “fundamental,” meaning that it may be changed only with shareholder approval. The 1940 Act does not require a fund’s investment objective to be fundamental and today the prevailing industry practice is for funds to have non-fundamental investment objectives. The Fund’s Board of Directors recommends that shareholders approve the Proposal to make the Portfolio’s investment objective non-fundamental. If approved, this change will enable the Board to approve changes to the Portfolio’s investment objective in the future in response to changing market conditions or other developments without the delay and expense of a shareholder vote. Pacific Heights has no present intention of recommending to the Board that it consider changing the Portfolio’s investment objective. If the Board were ever to approve a change to the Portfolio’s investment objective, shareholders would receive advance notice and the Prospectus would be modified accordingly. If this Proposal is approved, shareholders will not have the right to vote on any future change to the Portfolio’s investment objective.

(B) Non-Fundamental Policy. At the Meeting, you will be asked to approve a Proposal to replace the Aggressive Growth Portfolio’s fundamental investment policy with new non-fundamental investment policy.

50

Current Investment Policy	Proposed Investment Policy
The Portfolio, as its fundamental policy, invests in stocks and stock warrants of U.S. companies that are expected to have a higher profit potential than the stock market as a whole.	Under normal market conditions, the Portfolio invests in stocks and stock warrants of U.S. and foreign companies that are expected to have a higher profit potential than the stock market as a whole.

A fund’s fundamental investment policy may not be changed without shareholder approval. The Board believes that it is in the best interests of the Aggressive Growth Portfolio’s shareholders to replace the Portfolio’s current fundamental investment policy with a non-fundamental investment policy to, under normal market conditions, invest in stocks and stock warrants of U.S. and foreign companies that are expected to have a higher profit potential than the stock market as a whole.

This Proposal will not affect the Aggressive Growth Portfolio’s investment policy to invest in aggressive growth stocks. The proposed change would, however, permit the Portfolio to invest in foreign companies (i.e., companies organized or headquartered outside of the U.S.) in addition to U.S. companies. In recent years many U.S. companies have moved offshore and the trend appears to be continuing. Permitting the Aggressive Growth Portfolio to invest in foreign companies would allow the Portfolio to invest or continue to invest in those companies that have moved offshore. In addition, investing in securities issued by foreign companies may offer potential benefits not available from investing solely in U.S. companies. These potential benefits include a broader range of investment opportunities, the opportunity to invest in companies in foreign countries with economic policies or business cycles different from those in the U.S., and the potential to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in foreign companies also present special risks and considerations that may not be associated with investments in U.S. companies. These additional risks can include, among others: unfavorable differences in liquidity and volatility; less developed or less efficient trading markets; less stringent accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s financial condition; social, political or economic instability; foreign currency exchange controls and foreign taxation issues; the risk of expropriation

51

of assets or nationalization of a company or industry by foreign governments; currency risk (i.e., the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment); and settlement, custodial or other operational risks. As a result, securities of foreign companies can fluctuate more widely in price, and may also be less liquid and more difficult to value than securities of U.S. companies. In addition, the performance of foreign markets may lag the U.S. market. Investing in emerging (less developed) markets may involve higher levels of each of these risks. In particular, securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets.

If shareholders approve the Proposal to replace the Portfolio’s fundamental investment policy with the new non-fundamental investment policy, the Portfolio also will no longer be restricted to investing at least 60% of its investments in securities listed on the NYSE (“60% policy”). Many foreign companies may not be listed on the NYSE or in the U.S. Elimination of the 60% policy will provide flexibility to the investment adviser to invest the Portfolio’s assets in a broader range of U.S. and foreign companies that meet the Portfolio’s requirements of being companies that are expected to have a higher profit potential than the stock market as a whole.

Pacific Heights has advised the Fund’s Board of Directors that while the new non-fundamental investment policy will give the investment adviser more flexibility to implement the Portfolio’s investment strategy, the change is not expected to materially affect the manner in which the Portfolio’s investment program is being conducted at this time or materially change the risk profile of the Portfolio. Before a material change would be made to the Portfolio’s investment program following the approval of the new non-fundamental investment policy, the Board would be consulted and the Portfolio’s Prospectus or SAI would be revised to disclose, as applicable, any additional risks. On this basis, the Board recommends that shareholders of the Portfolio vote to replace the Portfolio’s fundamental investment policy as described above.

Vote Required and Board’s Recommendation

Approval of each of Proposals 4(A) and 4(B) requires the affirmative vote of the lesser of: (a) 67% of the Portfolio’s shares present at the Meeting, if

52

the holders of more than 50% of the Portfolio’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Portfolio’s outstanding shares.

If the Portfolio’s shareholders approve Proposals 4(A) and/or 4(B), the Proposal(s) will be implemented regardless of whether the Portfolio’s shareholders approve any other Proposal.

THE BOARD OF DIRECTORS, INCLUDING THE FUND’S INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 4(A) AND 4(B)

53

PROPOSAL 5. TO ELIMINATE FOR CERTAIN PORTFOLIOS THE FOLLOWING INVESTMENT POLICIES THAT:

(A)  LIMIT INVESTMENT IN ILLIQUID INVESTMENTS;

(B)  LIMIT LENDING PORTFOLIO ASSETS TO AFFILIATES, AND AFFILIATES PURCHASING PORTFOLIO SHARES;

(C)  LIMIT INVESTMENTS IN THE STOCK OF ANY ISSUER (OTHER THAN THE U.S. GOVERNMENT OR ONE OF ITS AGENCIES OR INSTRUMENTALITIES) TO 5% OF TOTAL ASSETS; AND

(D)  LIMIT INVESTMENTS IN THE STOCK OF ANY ISSUER (OTHER THAN THE U.S. GOVERNMENT OR ONE OF ITS AGENCIES OR INSTRUMENTALITIES) TO 10% OF THE ISSUER’S OUTSTANDING VOTING STOCK.

PORTFOLIOS AFFECTED—ALL, EXCEPT AS OTHERWISE NOTED

The Fund’s Portfolios, like all mutual funds, are required by law to have policies governing certain of their investment practices that may only be changed with shareholder approval. These policies are referred to as “fundamental.” The number of mutual fund investment practices that must be governed by fundamental policies has shrunk substantially over the years, the result of industry evolution and best practices. The Fund’s Portfolios, however, have retained certain of these fundamental policies that are no longer required by law. Pacific Heights and the Fund’s Board of Directors have reviewed each Portfolio’s current fundamental policies and have concluded that certain policies should be eliminated because they are unnecessary. If approved, the actual investment practices of each Portfolio are not expected to change materially as a result of the elimination of these fundamental policies. It is expected that each Portfolio will continue to be managed in accordance with its Prospectus and SAI (other than the fundamental policies being eliminated), as well as any policies or guidelines established by the Pacific Heights or the Fund’s Board. Before a material change would be made in a Portfolio’s investment practices following the elimination of any fundamental policy, the Fund’s Board would be consulted and the Fund’s Prospectus or SAI would be revised as appropriate to disclose the changes and, as applicable, any additional risks. On this basis, the Fund’s Board of Directors recommends that shareholders of each Portfolio vote to eliminate that Portfolio’s fundamental policies as described below.

54

Shareholders of each Portfolio will vote separately from shareholders of other Portfolios with respect to their Portfolio’s investment policies and will be asked to vote on each policy to be eliminated separately on the enclosed proxy card(s). No Proposal to eliminate any fundamental or investment policy is contingent upon the approval of any other such Proposal. As a result, it may be the case that certain of a Portfolio’s fundamental or investment policies will be eliminated, and others will not. If any Proposal is not approved for a Portfolio, the Portfolio’s existing fundamental or investment policy on that investment practice will remain in effect.

(A) Illiquid Investments. At the Meeting, shareholders of the Permanent Portfolio, the Short-Term Treasury Portfolio and the Aggressive Growth Portfolio will be asked to eliminate their Portfolio’s investment policy restricting investing in investments that are not readily marketable (referred to as illiquid securities). “Illiquid securities” are securities or investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued them and may include, among others, unregistered or other restricted securities such as Rule 144A securities, and repurchase agreements maturing in more than seven days.

The Permanent Portfolio currently is prohibited from holding more than 10% of its net assets in illiquid securities. Each of the Aggressive Growth Portfolio and the Short-Term Treasury Portfolio is prohibited from holding more than 5% of its net assets in illiquid securities. The investment policy on illiquid securities is a fundamental policy of the Aggressive Growth Portfolio and the Short-Term Treasury Portfolio. Shareholders of the Permanent Portfolio are being asked to vote on this Proposal to remove any doubt as to whether the Portfolio’s investment policy on illiquid securities can only be changed with shareholder approval.

The 1940 Act does not require that a mutual fund have a fundamental investment policy relating to investments in illiquid securities. If this investment policy is eliminated, each Portfolio would remain subject to any applicable staff interpretations of the SEC regarding a mutual fund’s ability to invest in illiquid securities. The current SEC staff position limits the purchases of illiquid securities by funds like the Portfolios to 15% of net assets; this position could change over time. The Portfolios’ investment policies are more restrictive than the current interpretation, and if the interpretation were to change, the Portfolios might not be able to take advantage of the change without seeking shareholder

55

approval. The Portfolios also would remain subject to any other limitations on the purchase of illiquid securities imposed by the Fund’s Board or Pacific Heights from time to time, as well as the Portfolios’ other investment policies.

Risks of investing in illiquid securities are that an illiquid security may be difficult to sell or value and a Portfolio may be unable to sell illiquid securities at the time or price it desires. This could restrict a Portfolio’s ability to raise cash for other investments or to respond to shareholder redemption requests. A Portfolio also could lose part of or its entire investment in these securities.

(B) Lending Portfolio Assets to Affiliates. At the Meeting, shareholders of each Portfolio will be asked to eliminate their Portfolio’s fundamental investment policy that prohibits lending portfolio assets to affiliates and about affiliates purchasing shares of the Portfolios.

Each Portfolio currently is prohibited from lending its assets to officers and directors of the Fund, and to the investment adviser and affiliates of the investment adviser. Each Portfolio also has a separate fundamental policy covering lending of its assets generally. In addition, officers and directors of the Fund, and the investment adviser and its affiliates, are prohibited from taking long or short positions in shares of the Portfolios (other than acquiring shares of the Portfolios for investment purposes at net asset value).

The 1940 Act separately prohibits affiliates of a mutual fund from borrowing money or other property from the fund with limited exceptions. Also, while the 1940 Act requires that a mutual fund have a fundamental policy about lending its assets generally, the 1940 Act does not require that a mutual fund have a fundamental investment policy relating to loans with affiliates. The Portfolios believe that it is unnecessary to have fundamental policies that duplicate the 1940 Act. If this fundamental policy is eliminated, each Portfolio would remain subject to the provisions of the 1940 Act addressing loans and other transactions with affiliates.

The 1940 Act does not require that a mutual fund have a fundamental policy about purchase of its shares by affiliates. In fact, purchases of fund shares by affiliates under normal circumstances are expressly permitted by the 1940 Act. As a result, Pacific Heights has recommended that this policy be eliminated.

56

(C) 5% Investment Limitation. At the Meeting, shareholders of the Versatile Bond Portfolio, the Short-Term Treasury Portfolio and the Aggressive Growth Portfolio will be asked to eliminate their Portfolio’s fundamental policy prohibiting investment in the stock of any issuer if immediately thereafter more than 5% of the Portfolio’s total assets would be invested therein.

Each Portfolio currently is prohibited from investing in the stock of any issuer, other than the U.S. government or an agency or instrumentality thereof, if immediately thereafter more than 5% of the Portfolio’s total assets (taken at market value) would be invested therein. For purposes of this policy, options on stock of an issuer count as stock of that issuer.

The 1940 Act requires every mutual fund to state whether it is diversified (meaning that it is subject to certain restrictions that limit the percentage of the fund’s assets that may be invested in a single issuer) or non-diversified, and requires any change from diversified to non-diversified status to be approved by shareholders. However, the 1940 Act does not require that statements about diversification be fundamental. The Portfolios’ fundamental policy was intended to reflect part of the 1940 Act requirements about diversification, except that it is more restrictive than the 1940 Act because it applies to all (rather than 75%, as does the 1940 Act) of the Portfolios’ assets. Pacific Heights believes that this fundamental policy is overly restrictive as well as being duplicative and unnecessary. If the fundamental policy is eliminated, each Portfolio will be able to invest in the stock of a single issuer to the extent permitted by the 1940 Act and applicable interpretations, subject to the Portfolio’s other investment policies.

(D) 10% Investment Limitation. At the Meeting, shareholders of each Portfolio will be asked to eliminate their Portfolio’s fundamental policy prohibiting investment in the stock of any issuer if immediately thereafter more than 10% of the outstanding voting stock of that issuer would be held by the Portfolio.

Each Portfolio currently is prohibited from investing in the stock of any issuer, other than the U.S. government or an agency or instrumentality thereof, if immediately thereafter more than 10% of the outstanding voting stock of that issuer would be held by the Portfolio.

57

As noted above, the 1940 Act requires every mutual fund to state whether it is diversified or non-diversified, but the 1940 Act does not require that statements about diversification be fundamental. The Portfolios’ fundamental policy was intended to reflect part of the 1940 Act requirements about diversification, except that it is more restrictive than the 1940 Act because it applies to all (rather than 75%, as does the 1940 Act) of the Portfolios’ assets. Pacific Heights believes that this fundamental policy is overly restrictive as well as being duplicative and unnecessary. If the fundamental policy is eliminated, each Portfolio will be able to invest in the stock of a single issuer to the extent permitted by the 1940 Act and applicable interpretations, subject to the Portfolio’s other investment policies.

Vote Required and Board’s Recommendation

Approval of Proposals 5(A), 5(B), 5(C) and 5(D) with respect to a Portfolio, as applicable, requires the affirmative vote of the lesser of: (a) 67% of the Portfolio’s shares present at the Meeting, if the holders of more than 50% of the Portfolio’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Portfolio’s outstanding shares.

If a Portfolio’s shareholders approve Proposals 5(A), 5(B), 5(C) and/or 5(D), as applicable, the Proposal(s) will be implemented regardless of whether the Portfolio’s shareholders approve any other Proposal and regardless of whether shareholders of any other Portfolio approve any Proposal.

THE BOARD OF DIRECTORS, INCLUDING THE FUND’S INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 5(A), 5(B), 5(C) AND 5(D)

58

PROPOSAL 6. TO APPROVE A REDOMICILIATION AGREEMENT FOR THE FUND, PURSUANT TO WHICH EACH PORTFOLIO WILL BE REDOMICILED INTO A CORRESPONDING, IDENTICALLY-NAMED, SERIES OF A NEWLY ESTABLISHED DELAWARE STATUTORY TRUST.

PORTFOLIOS AFFECTED—ALL

Overview of Redomiciliation

At the Meeting, you will be asked to approve a redomiciliation agreement for the Fund, pursuant to which each Portfolio will be redomiciled into a corresponding, identically-named, series of a newly established Delaware statutory trust. At a meeting of the Fund’s Board of Directors held on July 29, 2015, the Board approved, on behalf of the Portfolios, an Agreement and Redomiciliation Plan in substantially the form attached hereto as Appendix B to this Proxy Statement (“Redomiciliation Agreement”). Pursuant to the Redomiciliation Agreement, each Portfolio, all of which currently are series of the Fund, a Maryland corporation, would change its legal form of organization to a corresponding, identically named, separate new series (“New Portfolio”) of Permanent Portfolio Family of Funds, a newly established Delaware statutory trust (“New Trust”). For a discussion of the terms of the Redomiciliation Agreement, please see “Summary of the Redomiciliation Agreement” below.

Shareholders of each Portfolio are now being asked to approve the Redomiciliation Agreement. If shareholders in each of the Fund’s Portfolios approve the Redomiciliation Agreement, the directors and officers of the Fund will implement the Redomiciliation Agreement on each Portfolio’s behalf. If the Redomiciliation Agreement is approved, it is expected that the redomiciliation will take effect on or before February 1, 2016, although this date may be adjusted in accordance with the terms of the Redomiciliation Agreement (“Closing Date”).

As described below, the redomiciliation transaction (“Redomiciliation”) will not affect the value of your investment in a Portfolio or how your Portfolio is managed on a day-to-day basis. In addition, your Portfolio’s fees and expenses are not expected to change as a result of the Redomiciliation.

Purpose of the Proposed Redomiciliation and Board Deliberations. After consideration at several meetings of the Fund’s Board of Directors

59

(including meetings of the Independent Directors meeting separately), the Board approved a series of proposals and took additional actions that are intended to streamline and modernize the governance and operations of the Fund by reestablishing it in a different jurisdiction and in the form of a Delaware statutory trust.

The Fund was initially organized as a Maryland corporation in 1981. Since that time, other forms of organization permitting more efficient governance and operation of mutual funds have emerged in other jurisdictions. For example, the Fund’s current charter contains certain outdated and detailed provisions but lacks specificity where it is required to operate in today’s asset management industry. Further, the charter cannot be easily amended, all but ensuring a less timely and more costly decision-making process for many Fund business issues, and placing impediments to the Fund being able to take certain actions relevant to its business at all. After careful consideration, the Fund’s Board of Directors determined that an investment company organized as a Delaware statutory trust has certain advantages over one organized as a Maryland corporation. Under Delaware law and the New Trust’s Agreement and Declaration of Trust (“Declaration of Trust”), the Board of Trustees of the New Trust will have more flexibility to adjust to changing business circumstances and market conditions. For example, the Board of the New Trust will not need to undergo the costly and time-consuming process of procuring shareholder approval for amendments to the Declaration of Trust to address pressing issues or regulatory changes, or to implement certain strategic alternatives. In addition, Delaware law allows for investment companies to simplify certain operational and administrative burdens (such as filing officers’ certificates or other documents with state authorities each time certain actions occur), thereby potentially reducing operating expenses. As a result of these advantages, the Delaware statutory trust form of organization has been increasingly used by mutual funds seeking to have more flexibility in their governance and administration. A form of the New Trust’s Declaration of Trust is attached hereto as Appendix C to this Proxy Statement.

In unanimously approving the Redomiciliation Agreement and recommending that shareholders in each of the Fund’s Portfolios also approve the Redomiciliation Agreement, the Fund’s Board of Directors was provided and evaluated such information as it reasonably believed necessary to consider the proposed Redomiciliation. After the presentation of relevant information, review of written materials provided and sufficient answers to further inquiries of Fund management, the Independent Directors met in executive session with

60

independent legal counsel to consider the Redomiciliation. Summarized below are the key factors considered by the Board:

(1) that Pacific Heights advised the Board that the New Trust and each New Portfolio will furnish the same level of services to its shareholders as does the Fund and each corresponding Portfolio;

(2) that the investment objective and policies of each New Portfolio will be the same as those of the corresponding Portfolio in effect immediately prior to the Closing Date, after giving effect to any changes to current investment objectives and policies approved by shareholders as outlined in Proposals 2, 3, 4 and 5 in this Proxy Statement;

(3) that Pacific Heights advised the Board that, after giving effect to any changes to the current investment objective, policies and restrictions approved by shareholders, each New Portfolio will be managed by the same investment personnel and in accordance with the same investment strategies used in the management of the corresponding Portfolio immediately prior to the Closing Date;

(4) that Pacific Heights advised the Board that there is no anticipated material adverse effect on the Portfolios’ annual operating expenses as a result of the Redomiciliation;

(5) that Pacific Heights informed the Board that it believes the Delaware statutory trust form of organization provides more flexibility with respect to the administration of the New Portfolios, which potentially could lead to greater operating efficiencies and may result in cost savings over time;

(6) that shareholders of each Portfolio will own shares of the corresponding New Portfolio that are equal in number, and in value, to the shares of the Portfolio that were held by those shareholders immediately prior to the Closing Date;

(7) the terms of the proposed Redomiciliation Agreement, including the anticipated tax-free nature of the transactions for the Portfolios and their shareholders; and

(8) that Pacific Heights would bear the costs and expenses associated with the Redomiciliation.

61

After deliberation, the Board concluded that the interests of shareholders of each Portfolio will not be diluted as a result of the Redomiciliation and that participation in the Redomiciliation is in the best interests of each Portfolio and its shareholders.

Effect of the Redomiciliation on Portfolio Shareholders. As a result of the Redomiciliation, shareholders of each Portfolio, each a series of Permanent Portfolio Family of Funds, Inc., a Maryland corporation, will become shareholders of the corresponding New Portfolio, each a series of Permanent Portfolio Family of Funds, a Delaware statutory trust. For a comparison of certain attributes of the Fund and New Trust, and how they may affect shareholders of the Portfolios and the New Portfolios, please see “Comparison of the New Portfolios and the Portfolios” below.

Immediately after the Redomiciliation, each shareholder of a Portfolio will own shares of the corresponding New Portfolio that are equal in number and in value to the shares of common stock of the Portfolio that were held by the shareholder immediately prior to the Closing Date. For example, if you currently own 100 shares of common stock of a Portfolio, immediately after the Closing Date, you will own 100 shares of beneficial interest in the corresponding New Portfolio having the same net asset value as your original 100 shares of common stock of the Portfolio.

As a condition to consummation of the Redomiciliation, the Fund and the New Trust will receive an opinion from K&L Gates LLP, legal counsel to the Fund (“K&L Gates”), to the effect that neither the Portfolios nor their shareholders will recognize any gain or loss as a result of the Redomiciliation. Please see “Summary of the Redomiciliation Agreement—Federal Income Tax Consequences of the Redomiciliation” below for further information.

Effect of the Redomiciliation on the Other Proposals. If approved, the Redomiciliation of a Portfolio will have the following effects with respect to its corresponding New Portfolio immediately after the Closing Date:

1.

The New Trust, on behalf of the New Portfolios, will enter into an investment advisory contract with Pacific Heights, the Portfolios’ current investment adviser. If this Proposal 6 is approved by each Portfolio and Proposal 1 is approved by a Portfolio, the investment advisory contract the New Trust enters into on behalf of the corresponding New Portfolio will be substantially the same as the

62

form of the New Contract attached hereto as Appendix A to this Proxy Statement (except for the name and domicile of the entity entering into the agreement and the date of the agreement). If this Proposal 6 is approved by each Portfolio, but Proposal 1 is not approved by a Portfolio, the investment advisory contract the New Trust enters into on behalf of the corresponding New Portfolio will be substantially the same as the Current Contract (except for the name and domicile of the entity entering into the agreement and the date of the agreement);

2.	If elected, the same directors nominated for election in Proposal 7 will serve as trustees for the New Trust (except as otherwise specified, the Board of Trustees for the New Trust will also be referred to as the “Board”);

3.	Except as otherwise modified by approval of the changes to the investment objectives and policies proposed in Proposals 2, 3, 4 and 5 in this Proxy Statement, the investment objective and policies of a Portfolio will not change. To the extent that an affected Portfolio approves any change proposed in Proposals 2, 3, 4 or 5, such changes will be adopted by the corresponding New Portfolio; and

4.	Shareholders will be deemed to have approved, to the extent necessary, any actions required to terminate and dissolve each Portfolio and the Fund.

Shareholders of the Portfolios are not being asked to vote separately on these matters. More information on each of these matters is discussed under “Comparison of the New Portfolios and the Portfolios” below.

Expenses Related to the Redomiciliation. Pacific Heights will bear the costs and expenses associated with the Redomiciliation, including the expenses of preparing, printing and mailing this Proxy Statement, soliciting the Portfolios’ shareholders and printing and mailing the prospectuses for the New Portfolios.

Summary of the Redomiciliation Agreement

Material Terms and Conditions of the Redomiciliation Agreement. The terms and conditions under which the Redomiciliation would be completed are

63

contained in the Redomiciliation Agreement. The following summary of the Redomiciliation Agreement is qualified in its entirety by reference to the Redomiciliation Agreement itself, the form of which is attached to this Proxy Statement as Appendix B.

The Redomiciliation Agreement provides that each New Portfolio will acquire all of the assets of the corresponding Portfolio in exchange solely for shares of beneficial interest of the New Portfolio and the New Portfolio’s assumption of such Portfolio’s liabilities. The number of full and fractional shares of the New Portfolio a shareholder will receive in the Redomiciliation will be equal in value, as calculated at the close of business (generally 4:00 p.m. Eastern Time) on the Closing Date, to the number of full and fractional shares of stock of the Portfolio the shareholder owns on the Closing Date. The New Portfolio will not issue certificates representing the New Portfolio shares issued in connection with the Redomiciliation. The Redomiciliation Agreement further provides that, as promptly as practicable after the Closing Date, the Portfolio will distribute the shares of the New Portfolio it receives in the Redomiciliation to its shareholders. After such distribution, the Fund will take all necessary steps under applicable state law, its governing documents and any other applicable law to effect a complete termination and dissolution of the Fund.

The Redomiciliation Agreement may be terminated, and the Redomiciliation may be abandoned at any time prior to its consummation, before or after approval by shareholders of the Portfolios, in the case of a material breach of the Redomiciliation Agreement, failure to satisfy a condition specified in the Redomiciliation Agreement or in certain other circumstances. The completion of the Redomiciliation is also subject to various customary conditions. Subject to the satisfaction of those conditions, the Redomiciliation will take place immediately after the close of business on the Closing Date. The Redomiciliation Agreement provides that, other than delivery of a legal opinion regarding the tax-free nature of the Redomiciliation for federal income tax purposes, either the Fund or the New Trust may waive compliance with any closing conditions for the benefit of the Fund or New Trust, as applicable, if, in the judgment of the Board, such waiver will not have a material adverse effect on any Portfolio’s shareholders.

For the Redomiciliation to occur, each Portfolio’s shareholders will need to approve the Redomiciliation Agreement. In the event that shareholders of a Portfolio do not approve the Redomiciliation Agreement or the Redomiciliation is not completed for any other reason, the Board may consider other courses of action, including continuing to operate the Fund as a Maryland corporation.

64

Federal Income Tax Consequences of the Redomiciliation. The Redomiciliation is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”). Shareholders will not experience any taxable gain or loss as a result of the Redomiciliation. Generally, the basis and holding period of your shares in the New Portfolio will be the same as the basis and holding period of your shares in the Portfolio.

As a condition to consummation of the Redomiciliation, the Fund and the New Trust will receive an opinion from K&L Gates that, under the Code, the Redomiciliation will not give rise to the recognition of any gain or loss for federal income tax purposes to the Portfolio, the New Portfolio or the Portfolio’s shareholders. The Redomiciliation Agreement provides further information on the federal income tax consequences of the Redomiciliation.

Comparison of the New Portfolios and the Portfolios

Organization; Capitalization; and Legal Structure. The Fund is currently organized as a Maryland corporation. If the Redomiciliation Agreement is approved, each Portfolio will be converted to a corresponding series of the New Trust, which is a new Delaware statutory trust governed by the Trust’s Certificate of Trust, Declaration of Trust and by-laws (“By-laws”).

The New Trust will have an unlimited number of shares of beneficial interest without par value. As of the Closing Date, shares of the respective Portfolios and the corresponding New Portfolios will have similar rights to Portfolio dividends and distributions, and redemption rights; will be fully paid and non-assessable; will have similar conversion rights; and will have no preemptive or subscription rights. Shares of the respective Portfolios and the corresponding New Portfolios will have one vote per share and a proportionate fractional vote for each fractional share. Neither the New Trust nor the Fund provides for cumulative voting in the election of its trustees or directors, as applicable.

Under the Declaration of Trust and By-laws, New Trust’s Board will have more flexibility than the Fund’s Board and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. For example, the trustees will not have to undergo the costly and time-consuming process of obtaining shareholder approval to amend the Declaration of Trust,

65

with certain exceptions, including amendments that require shareholder vote under applicable law or the New Trust’s registration statement filed with the SEC.

The trustees of the New Trust will have the same fiduciary obligations under applicable federal securities laws to act with due care and in the interest of the New Portfolios as do the directors with respect to the Fund. As the continuation of/successor to the Fund’s operations, the New Trust will adopt the Fund’s registration statement under federal securities laws with amendments to reflect the new Delaware statutory trust structure and will remain subject to the 1940 Act and SEC rules thereunder.

Other material differences between the New Trust and the Fund are summarized below, although this is not a complete comparison of the governing documents of the New Trust and the Fund or relevant state law. Shareholders should refer to the provisions of the governing documents of the New Trust and the Fund and the applicable state statutory trust or corporate law directly for a more thorough comparison. Copies of the governing documents of the New Trust and the Fund are available to shareholders, without charge and upon request, by calling our Shareholder Services Office, toll-free at (800) 531-5142, or our Institutional Sales Office, toll-free at (866) 792-6547, or our proxy solicitor, AST Fund Solutions, LLC, toll-free at (800) 357-9167. The form of Declaration of Trust is also attached hereto as Appendix C to this Proxy Statement.

Quorum for Board Meetings; Action by Written Consent. Both the New Trust and the Fund require a quorum of Board members to be present at a duly called Board meeting for the transaction of business and approval of matters at the meeting. For both the New Trust and the Fund a quorum is a majority of Board members. The New Trust and the Fund both require the unanimous written consent of the trustees/directors to approve matters by written consent.

Delegation of Powers. The New Trust differs from the Fund on the delegation of powers. The trustees of the New Trust can delegate such authority as they consider desirable to any officers of the New Trust, any committee composed of trustees and/or non-trustees, or to any investment adviser, administrator, or other service provider, agent or independent contractor. Under Maryland law, the Fund’s directors cannot delegate certain powers. For example, the directors cannot delegate the power to recommend to shareholders any action

66

that requires shareholder approval (other than the election of directors), to amend the by-laws or to approve a merger or share exchange that does not require shareholder approval.

Removal of Directors/Trustees. The New Trust differs from the Fund with respect to the removal of Board members. The New Trust allows a trustee to be removed with or without cause at any time by action of at least three-quarters of the other trustees. The Fund does not allow a director to be removed by the other directors. In addition, the New Trust increases the voting requirement for shareholder removal of a trustee to at least two-thirds of the outstanding shares, which is greater than the majority vote required for shareholders to remove a director of the Fund.

Shareholder Liability. Liability is limited for shareholders of the New Trust to the same extent as for shareholders of the Fund. Under Delaware or Maryland law shareholders have no personal liability for acts or obligations of the New Trust or the Fund.

Shareholder Voting Rights. The New Trust and the Fund differ in a number of areas with respect to shareholder voting rights. The New Trust does not require a shareholder vote to amend the Declaration of Trust or the By-laws, or to approve reorganizations, mergers and consolidations, except in limited circumstances. (Amendment by the Board of Trustees of the Declaration of Trust and the By-laws requires approval by at least a majority of the trustees.) Shareholders of the New Trust have no right to amend the Declaration of Trust or By-laws. Most amendments to the Fund’s charter as well as reorganizations, mergers and consolidations would require a shareholder vote. In addition, shareholders of the Fund have the power to amend the By-laws. Notwithstanding these differences, for both the New Trust and the Fund shareholder approval is required by the 1940 Act for a number of matters, such as electing Board members, approving investment advisory agreements, approving plans of distribution adopted pursuant to Rule 12b-1 under the 1940 Act or changing a fundamental investment policy or restriction. Shareholders of both the New Trust and the Fund are entitled to one vote per share owned and each fractional share owned is entitled to a proportional fractional vote.

Shareholder Meetings.

Annual Meetings. Neither the New Trust nor the Fund is required to hold an annual meeting of shareholders.

67

Quorums. For the New Trust or a New Portfolio, as applicable, a quorum is one-third of the shares entitled to vote. For the Fund or a Portfolio, as applicable, a quorum is also one-third of the shares entitled to vote.

Adjournment. Under the By-laws of both the New Trust and the Fund, the chairman of the meeting presides over a meeting of shareholders. The Declaration of Trust and By-laws of the New Trust provide that whether or not a quorum is present, the person presiding over the meeting may adjourn the meeting for any reason and do not specify a time limit for adjournment. The By-laws of the Fund provide that whether or not a quorum is present, the chairman of the meeting or the shareholders present may adjourn the meeting for any reason to a date not more than one-hundred and twenty days after the original record date.

Advance Notice. The notice provisions for a shareholder meeting differ for the New Trust and the Fund. The New Trust requires notice of a shareholder meeting not less than fifteen days nor more than one-hundred and twenty days before the date of the meeting. The Fund requires notice of a shareholder meeting not less than ten days nor more than ninety days before the date of the meeting.

Action by Written Consent. For the New Trust or a New Portfolio, as applicable, any action that may be taken at any meeting of shareholders may be taken by written consent of the holders of the number of shares that would be required to approve the matter. For the Fund or a Portfolio, as applicable, any action by written consent requires the unanimous consent of the holders of all shares entitled to vote on the matter.

Record Dates. The New Trust’s provisions regarding the record date for a shareholder meeting and for payment of dividends differ from those of the Fund. The New Trust allows the trustees to fix, in advance, a date up to one-hundred and twenty days before the date of any shareholder meeting as a record date for the determination of the shareholders entitled to notice of, and to vote at, any such meeting. No limitation is placed on the record date for the payment of dividends. The Fund allows the directors to fix a record date, in advance, not less than ten days nor more than ninety days before the date of any shareholder meeting or dividend payment date for the determination of the shareholders entitled to notice of, and to vote at, any such meeting or entitled to dividends.

68

Redemption of Shares. The New Trust can require the redemption of New Portfolio shares for any reason under terms set by the Board of Trustees, including the failure of a shareholder to supply a taxpayer identification number or other identifying information if required to do so, to maintain the minimum investment required, or to make payment when due for the purchase of shares, or if the share activity of the account is deemed by the trustees to adversely affect the management of any New Portfolio. Under Maryland law, directors of the Fund can only require shareholders to redeem shares if the aggregate net asset value of such shares is $2,000 or less.

Liability of Directors/Trustees and Officers; Indemnification, Advancement of Expenses. The trustees and officers of the New Trust and the directors and officers of the Fund are not personally liable to, or for an obligation of, the entity unless they have engaged in certain “disabling conduct” (i.e., willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties). The governing documents of both the New Trust and the Fund permit the trustees/directors and officers to be indemnified against liability to the maximum extent permitted by the 1940 Act and applicable state law. However, the New Trust and the Fund differ somewhat as to the procedures for the Board’s determination that indemnification is appropriate. Due to differences in state law, the governing documents of the New Trust and the Fund differ somewhat as to the advancement of expenses prior to the final disposition of any action, suit or proceeding; however, each allows advancement of expenses to the maximum extent permitted by applicable law.

Dissolution and Termination. Shareholder approval is not required for dissolution and termination of the New Trust or a New Portfolio or class thereof. In contrast, under Maryland law, shareholder approval is required for dissolution of the Fund.

Rights of Inspection. Unlike shareholders of the Fund, shareholders of the New Trust do not have a general right to inspect records, documents, accounts and books of the New Trust. The By-laws of the New Trust provide that shareholders have such right to inspect any account, book or document of the New Trust as may be conferred by the trustees. Maryland law permits any shareholders of the Fund to inspect the by-laws, minutes of shareholder meetings, annual statements of affairs and voting trust agreements of the Fund upon request. Maryland law also confers additional rights of inspection on shareholders who own more than five percent of the outstanding shares of any

69

Portfolio and allows them to inspect the Fund’s books of account and stock ledger, a statement of affairs and shareholder lists.

Derivative Actions. In order to bring a derivative action, shareholders of the New Trust and shareholders of the Fund must first make a demand upon the Board to bring a lawsuit on behalf of the entity and the demand must be refused. In each case, the shareholders making the demand must be shareholders at the time of commencing the action and at the time of the disputed matters. In the case of the New Trust, the demand must be made by or on behalf of no fewer than three complaining shareholders who hold shares representing 10% or more of all shares, or of the series or classes to which such action relates if it does not relate to all series and classes. Applicable state law also differs somewhat as to the procedures required for a shareholder of the New Trust or the Fund to bring a derivative action.

Investment Adviser and Other Principal Service Providers. Immediately after the Redomiciliation, the investment adviser, portfolio manager and other service providers for a New Portfolio will be the same as they were for the corresponding Portfolio prior to the Closing Date; the services provided by those service providers for the New Portfolio will be the same as they were for the corresponding Portfolio prior to the Closing Date; and the New Portfolio will offer the same services to shareholders as are currently provided by the corresponding Portfolio.

The New Trust, on behalf of the New Portfolios, will enter into an investment advisory contract with Pacific Heights. If this Proposal 6 is approved by each Portfolio and Proposal 1 is approved by a Portfolio, the investment advisory contract the New Trust enters into on behalf of the corresponding New Portfolio will be substantially the same as the form of the New Contract attached hereto as Appendix A to this Proxy Statement (except for the name and domicile of the entity entering into the agreement and the date of the agreement). If Proposal 6 is approved by each Portfolio, but Proposal 1 is not approved by a Portfolio, the investment advisory contract the New Trust enters into on behalf of the corresponding New Portfolio will be substantially the same as the Current Contract (except for the name and domicile of the entity entering into the agreement and the date of the agreement). In either case, approval by a Portfolio’s shareholders of the Redomiciliation Agreement will constitute shareholder approval of the investment advisory contract with Pacific Heights with respect to the corresponding New Portfolio.

70

The other principal service agreements of the New Trust—the distribution agreement, the custody agreement and the transfer agency agreement—will be substantially similar to the agreements currently in place for the Fund, except for any amendments necessary to permit the service providers to service multiple classes of shares of the New Trust in the future.

Advisory Fee Rates. The contractual investment advisory fee rates for each New Portfolio will be the same as the contractual investment advisory fee rates for the corresponding Portfolio. The Waiver Agreement currently in effect for the Permanent Portfolio, the Short-Term Treasury Portfolio and the Versatile Bond Portfolio through June 1, 2016 will be in effect for each corresponding New Portfolio through the same date.

Board of Trustees/Directors. If elected by shareholders at this Meeting, David P. Bergland, Hugh A. Butler, Michael J. Cuggino and Roger Doebke, each of whom serves as a director of the Fund, will serve as a trustee of the New Trust. The approval of the Redomiciliation Agreement will constitute shareholder approval of Messrs. Bergland, Butler, Cuggino and Doebke as trustees of the New Trust. The trustees would operate the New Trust in essentially the same manner as they previously operated the Fund.

Investment Objectives and Policies. Except as otherwise modified by approval of the proposed changes to the investment objectives and policies described in Proposals 2, 3, 4 and 5 of this Proxy Statement, the investment objective and policies of a Portfolio will not change. To the extent that an affected Portfolio approves any changes described in Proposals 2, 3, 4 or 5, such changes will be adopted by the corresponding New Portfolio. For example, if Proposal 2(C) to expand permitted investments under the Permanent Portfolio’s “dollar assets” investment category is approved, the corresponding New Portfolio’s “dollar assets” investment category also will be identically expanded. If Proposal 2(C) is not approved, the corresponding New Portfolio will be subject to the current composition of permitted investments under the Permanent Portfolio’s “dollar assets” investment category.

Vote Required and Board’s Recommendation

Approval of the Redomiciliation Agreement with respect to a Portfolio requires the affirmative vote of the lesser of: (a) 67% of the Portfolio’s shares present at the Meeting, if the holders of more than 50% of the Portfolio’s

71

outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Portfolio’s outstanding shares.

Approval of the Redomiciliation Agreement will be determined separately for each Portfolio. The consummation of the Redomiciliation is contingent on the approval of the Redomiciliation Agreement by the shareholders in each of the Fund’s Portfolios.

THE BOARD OF DIRECTORS, INCLUDING THE FUND’S INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 6

72

PROPOSAL 7. TO ELECT DIRECTORS TO THE FUND’S BOARD OF DIRECTORS.

PORTFOLIOS AFFECTED—ALL

At the Meeting, you will be asked to approve the election of four directors to the Fund’s Board of Directors. The Board has nominated four individuals as listed below for election as directors of the Fund (each a “Director Nominee” and collectively, “Director Nominees”), each to hold office until his successor is elected and qualified or until his earlier death, resignation or removal. Each of the Director Nominees currently serves as a director of the Fund and has served in that capacity since originally elected or appointed.

The Board’s Nominating Committee reviewed the qualifications, experience and background of each Director Nominee. Based upon this review, the Committee determined that nominating the incumbent directors would be in the best interests of the Fund’s shareholders. At a meeting of the Fund’s Board of Directors held on June 14, 2015, the Board received the recommendations of the Nominating Committee. After further discussion and consideration, the Board voted to approve the nomination of Messrs. Bergland, Butler, Cuggino and Doebke for election as directors to the Fund’s Board of Directors.

It is intended that the enclosed proxy card(s) will be voted for all four Director Nominees listed above unless a proxy card(s) contains specific instructions to the contrary. If elected, each Director Nominee, except Mr. Cuggino, would serve as an Independent Director. (See Footnote 4 to the table below.) Mr. Cuggino is referred to as an “Interested Director.” (See Footnote 5 to the table below.)

Each Director Nominee has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected. The Board has no reason to believe that any Director Nominee will become unavailable for election as a director or serve as such; however, if any Director Nominee becomes unwilling or unable to serve, the persons named as proxies will vote for such other nominees, if any, as the Board may recommend.

73

Information Regarding the Director Nominees

Certain information concerning the Director Nominees, including their addresses, ages, principal occupations and other directorships during the past five years, is set forth in the table below.

Name, Address(1) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years, Number of Portfolios in Fund Complex Overseen by Director/Nominee, Other Directorships Held by Director/Nominee During Past Five Years(2)
Nominees for Independent Director(3)(4)
David P. Bergland (80)	Director	1992	Member of the State Bar of California, formerly a sole practitioner specializing in business litigation in Costa Mesa, California, now retired from the active practice of law. Mr. Bergland is also a writer, lecturer and a former Adjunct Professor of Law at Western State University College of Law in Irvine, California. Mr. Bergland currently serves as the Fund’s Lead Independent Director. Mr. Bergland oversees all four of the Fund’s Portfolios and he held no other directorships during the past five years.
Hugh A. Butler (63)	Director	1996	Now retired, Mr. Butler was formerly Executive Vice President from 2004 through 2006 of the Credit Union Services Division of Fidelity National Information Services, Inc. (formerly Fidelity Information Systems), a publicly-traded provider of software, outsourcing and information technology consulting for the financial services and mortgage industries, majority-owned by Fidelity National, Inc. Previously, Mr. Butler was Chief Executive Officer and Founder of Computer Consultants Corporation, an information systems consulting firm to financial institutions, in Salt Lake City, Utah. Mr. Butler oversees all four of the Fund’s Portfolios and he held no other directorships during the past five years.

74

Name, Address(1) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years, Number of Portfolios in Fund Complex Overseen by Director/Nominee, Other Directorships Held by Director/Nominee During Past Five Years(2)
Roger Doebke (75)	Director	2004	President, Simplex Realty Services, Inc., a commercial real estate acquisition, development and property management firm located in Orange County, California since 1993. Mr. Doebke oversees all four of the Fund’s Portfolios and he held no other directorships during the past five years.
Nominee for Interested Director(3)(5)
Michael J. Cuggino (52)	Chairman, President, Secretary & Director	1998 (Director) 2003 (President) 2006 (Secretary)	A Certified Public Accountant, Mr. Cuggino has served as Chairman of the Board and President of the Fund since 2003, as Treasurer of the Fund from 1993 through 2007, as Secretary of the Fund since 2006 and as a director of the Fund since 1998. He is also the sole trustee of a trust which is the sole member, and manager (also the President and Chief Executive Officer), of Pacific Heights. Mr. Cuggino oversees all four of the Fund’s Portfolios and he held no other directorships during the past five years.

(1) The address for each Director Nominee is c/o Permanent Portfolio Family of Funds, Inc., 600 Montgomery Street, Suite 4100, San Francisco, California 94111. A director serves until his successor is elected and qualified or until his earlier death, resignation or removal.

(2) Refers to directorships held by the Director Nominee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.

(3) No director or officer has any family relationship with another.

(4) Not considered an “interested person” of the Fund within the meaning of the 1940 Act.

(5) Considered to be an “interested person” within the meaning of the 1940 Act because of his association with Pacific Heights.

Qualifications of Nominees

Each Director Nominee was nominated by the Board of Directors based on a variety of factors, none of which, by itself, was a controlling factor. The

75

Board concluded that, based on each Director Nominee’s experience, including their experience with the Fund as a result of their prior years of service as directors, qualifications, attributes and skills, on an individual basis and in combination with those of other Director Nominees, each Director Nominee is qualified to serve as a director of the Fund. Among the attributes common to all the Director Nominees are their ability to critically review, analyze and discuss information presented to the Board, to interact effectively with other Board members, Pacific Heights, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as directors. The following is a summary of qualifications, experiences and skills of each Director Nominee that support the conclusion that each individual is qualified to serve as a director.

Mr. Bergland has experience with business and regulatory matters, through his service as an attorney specializing in business litigation for forty years and through his educational background and academic experience as an Adjunct Professor of Law at Western State University College of Law. Mr. Bergland has served as an Independent Director of the Fund since 1992 and oversees all four of the Fund’s Portfolios. As such, he has significant experience with Board operations generally, as well as with compliance and regulatory matters affecting the Fund.

Mr. Butler has experience with financial, investment and regulatory matters as a result of his position as the executive vice president of a large financial services and mortgage industry consulting firm, and as the chief executive officer of a financial institutions consulting firm. Mr. Butler has significant experience with the operations of the Board and oversight of the Fund’s operations, including compliance and regulatory matters, through his service as an Independent Director of the Fund since 1996.

Mr. Doebke has experience with asset management and financial matters through his service as president of a commercial real estate acquisition, development and property management firm. Mr. Doebke is familiar with Board operations generally, as well as with compliance and regulatory matters affecting the Fund, through his service as an Independent Director of the Fund since 2004.

Mr. Cuggino has experience with asset management, accounting and finance matters through his educational background, certification as a public accountant and his service as the manager and former sole member (currently the

76

sole trustee of a trust which is the sole member) of Pacific Heights, where he oversees all four of the Fund’s Portfolios. Mr. Cuggino has served as Chairman of the Board and President of the Fund since 2003, as Treasurer of the Fund from 1993 through 2007, as Secretary of the Fund since 2006 and as a director of the Fund since 1998. He has significant experience with Board operations generally, as well as with compliance, accounting, regulatory, investment and other matters affecting the Fund.

Board of Directors

The primary responsibility of the Board of Directors is to represent the interests of the shareholders of the Portfolios and to provide oversight management of the Fund. The Board meets at least quarterly to review the investment performance of each Portfolio and other matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board of Directors held six meetings during the fiscal year ended January 31, 2015. Each director attended at least 75% of such meetings and of meetings of the Committees on which he served. The Independent Directors held six meetings during the same period.

The Board of Directors is responsible for oversight of the risks associated with the Fund’s operations. As part of its oversight role, the Board of Directors, acting at its scheduled meetings, or the Lead Independent Director, acting between Board meetings, interacts with and receives reports from the Fund’s management. Additionally, the Board receives periodic presentations and reports from the Fund’s management, including the Fund’s CCO, regarding compliance matters and risk management. The Board of Directors also receives reports from the Fund’s legal counsel and legal counsel to the Independent Directors regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established four standing committees—the Audit Committee, the Compensation Committee, the Nominating Committee and the Compliance Committee, which are discussed in greater detail under “Standing Committees of the Board of Directors” below, and which are all composed entirely of Independent Directors. Seventy-five percent of the members of the Board are Independent Directors. The Independent

77

Directors have engaged their own independent legal counsel to advise them on matters relating to their responsibilities in connection with the Fund. The Chairman of the Board, Mr. Cuggino, is an Interested Director by virtue of his indirect ownership interest in Pacific Heights, the Portfolios’ investment adviser. Mr. Cuggino also serves as President and Secretary of the Fund. David P. Bergland serves as the Lead Independent Director. As such, Mr. Bergland is responsible for: (i) coordinating activities of the Independent Directors; (ii) working with Pacific Heights, the Chairman of the Board, the other Independent Directors, the Fund’s CCO, the Fund’s legal counsel and the independent legal counsel to the Independent Directors, as applicable, to determine the agenda for Board and Committee meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Directors and the Fund’s service providers, particularly Pacific Heights; and (iv) any other duties that the Independent Directors may delegate to the Lead Independent Director. The Fund has determined that the Board’s leadership structure, taking into account, among other things, its committee structure, which permits certain areas of responsibility to be allocated to the Independent Directors and the role of its Lead Independent Director described above, is appropriate given the characteristics and circumstances of the Fund’s business.

Standing Committees of the Board of Directors

There are four standing committees of the Board of Directors, the responsibilities and activities of which are each governed by their own committee charters adopted by the Board. Each committee is chaired by Mr. Bergland and composed of Messrs. Bergland, Butler and Doebke.

The Audit Committee oversees the quality and integrity of the Fund’s financial statements and the annual audit thereof by its independent registered public accounting firm. The Audit Committee is also responsible for oversight of: (i) the Fund’s accounting and financial reporting policies and practices; (ii) the Fund’s internal accounting and financial controls and procedures; (iii) the integrity and quality of the Fund’s financial statements and the independent audit thereof; (iv) the Fund’s independent registered public accounting firm; (v) the process for reviewing the integrity and soundness of the Fund’s internal control systems; and (vi) compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal controls and independent audits.

78

The Compensation Committee is responsible for the review and oversight of the compensation levels of the Fund’s directors and officers.

The Nominating Committee considers and makes nominations as necessary of director candidates to the Board. It does not consider nominees recommended by shareholders. In evaluating candidates for nomination, the Nominating Committee considers such factors as it deems appropriate. These factors will ordinarily include: integrity, intelligence, collegiality, judgment, relevant skills, business and other experience, qualification as an “Independent Director,” the existence of material relationships which may create the appearance of a lack of independence, any conflict that may result from a candidate’s service as a director in a competing fund complex or competing industry, financial or accounting knowledge and experience, and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities. The Committee does not at this time have a formal process for identifying and evaluating nominees for director. A copy of the Nominating Committee Charter is attached hereto as Appendix D to this Proxy Statement.

The Compliance Committee assists the Board in its oversight of the Fund’s compliance matters, including the Fund’s compliance policies and procedures, functioning as a resource to the Fund’s CCO and making recommendations to the Board regarding compliance-related matters.

During the Fund’s last fiscal year, the Audit Committee held two meetings, the Compliance Committee and the Compensation Committee each held one meeting and the Nominating Committee held no meetings.

Director Attendance at Special Meetings

The Fund does not have a policy on director attendance at special meetings of shareholders.

Share Ownership of Directors Nominees

As of the Record Date, other than Mr. Cuggino, the Fund’s Director Nominees as a group owned 1.49% of the Versatile Bond Portfolio and less than 1% of the outstanding common stock of any other Portfolio of the Fund. Including Mr. Cuggino, the Director Nominees of the Fund as a group owned 5.49%, 27.68% and 13.04% of the Short-Term Treasury Portfolio, Versatile

79

Bond Portfolio and Aggressive Growth Portfolio, respectively. The following table sets forth information describing the dollar range of shares in the Portfolios beneficially owned by each Director Nominee and the aggregate dollar range of shares beneficially owned by them in the Fund as of the Record Date.

Name of Director/Nominee	Dollar Range of Equity Securities the Portfolio (1)	Aggregate Dollar Range of Equity Securities in the Fund (1)

Independent Directors/Nominees

Permanent Portfolio
David P. Bergland	Over $100,000	Over $100,000
Hugh A. Butler	Over $100,000	Over $100,000
Roger Doebke	$50,001-$100,000	Over $100,000

Short-Term Treasury Portfolio
David P. Bergland	—	Over $100,000
Hugh A. Butler	—	Over $100,000
Roger Doebke	—	Over $100,000

Versatile Bond Portfolio
David P. Bergland	Over $100,000	Over $100,000
Hugh A. Butler	$10,001-$50,000	Over $100,000
Roger Doebke	—	Over $100,000

Aggressive Growth Portfolio
David P. Bergland	$10,001-$50,000	Over $100,000
Hugh A. Butler	—	Over $100,000
Roger Doebke	$10,001-$50,000	Over $100,000

Interested Director/Nominee

Michael J. Cuggino
Permanent Portfolio	Over $1,000,000	Over $1,000,000
Short-Term Treasury Portfolio	Over $1,000,000	Over $1,000,000
Versatile Bond Portfolio	Over $1,000,000	Over $1,000,000
Aggressive Growth Portfolio	Over $1,000,000	Over $1,000,000

(1)	Valuation as of the Record Date.

As of the Record Date, no Independent Director or member of their immediate families owned beneficially or of record any securities of, or had any direct or indirect material interest in: (i) Pacific Heights; (ii) Quasar Distributors, LLC, the Fund’s distributor; or (iii) any person controlling, controlled by or under common control with such persons. Mr. Cuggino’s ownership of each Portfolio’s shares is comprised of shares held through his role as the sole trustee of a trust which is the sole member of Pacific Heights and shares held through his participation in the Pacific Heights Asset Management, LLC Profit Sharing/401(k) Plan.

80

Officers of the Fund

The following table provides information regarding the executive officers of the Fund.

Name, Address(1) and Age	Position(s) held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael J. Cuggino (52)	President since 2003, Secretary since 2006 and director since 1998.	See biographical information previously provided.
James H. Andrews (60)	Treasurer since 2007.	Mr. Andrews has served as Treasurer of the Fund since 2007 and previously served as Assistant Treasurer of the Fund from 2006 through 2007. He has also served as Director of Finance of Pacific Heights since 2006. Previously, Mr. Andrews was employed in various financial, investment and operational capacities at Blum Capital Partners LP, an investment management firm located in San Francisco, California from 1994 through 2005.
Susan K. Freund (61)	Chief Compliance Officer and Anti-Money Laundering Officer since 2010.	Ms. Freund has served as the Chief Compliance Officer of the Fund and Pacific Heights since April 2010 and March 2010, respectively. Previously, Ms. Freund served as an independent consultant to various asset management firms from March 2009 through March 2010 and served as President, Secretary, Treasurer and Chief Compliance Officer of the Embarcadero Funds from 2007 through 2009. From 2001 through 2007, Ms. Freund served as Senior Counsel at Bank of the West. Ms. Freund is a member of the State Bar of California.

(1) The address for each officer is c/o Permanent Portfolio Family of Funds, Inc., 600 Montgomery Street, Suite 4100, San Francisco, California 94111. Officers are appointed annually by the Fund’s Board of Directors.

81

Compensation of Directors and Officers

Under the Current Contract, the Fund has the obligation to pay the salaries, fees and expenses of all of the Fund’s directors and officers.

Mr. Bergland, the Fund’s Lead Independent Director, receives an annual retainer of $110,000 paid in equal quarterly installments and the other directors each receive an annual retainer of $100,000 paid in equal quarterly installments. The Fund’s directors also receive reimbursement for out-of-pocket expenses incurred attending meetings of the Board of Directors, Independent Directors or any of the Board’s Committees, and costs of Independent Director continuing education.

The Fund’s directors and officers are neither entitled to, nor do they receive, any pension or retirement benefits from the Fund.

Set forth below is the compensation paid by the Fund to each director for service in such capacities during the fiscal year ended January 31, 2015.

Name of Person, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund/Fund Complex Paid to Directors
IndependentDirector
David P. Bergland, (Lead Independent Director)	$110,000	None	None	$110,000
Hugh A. Butler,	$100,000	None	None	$100,000
Roger Doebke,	$100,000	None	None	$100,000

InterestedDirector
Michael J. Cuggino, (Director, President & Secretary)	$100,000	None	None	$100,000

Pursuant to the terms of the Waiver Agreement, Pacific Heights has contractually agreed to assume responsibility for the payment of the salaries of the Fund’s officers through June 1, 2016. Mr. Cuggino in his capacity as the Fund’s President and Secretary, Mr. Andrews in his capacity as the Fund’s Treasurer, and Susan K. Freund in her capacity as the Fund’s CCO and Anti-Money Laundering Officer, received compensation from Pacific Heights for their services as officers of the Fund for the fiscal year ended January 31, 2015.

82

Vote Required and Board’s Recommendation

As set forth in the Fund’s By-laws, election of each Director Nominee is a matter to be determined by the affirmative vote of a plurality of votes cast at the Meeting.

THE BOARD OF DIRECTORS, INCLUDING THE FUND’S INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE

OTHER BUSINESS

The Board of Directors knows of no other business to be presented at the Meeting other than the matters set forth in this Proxy Statement. Should any other business properly come before the Meeting, it is intended that the persons named in the accompanying form of proxy will vote on the same in their discretion, including voting on any postponements or adjournments of the Meeting.

ADDITIONAL INFORMATION

Investment Adviser

Pacific Heights serves as the investment adviser to each Portfolio of the Fund. Pacific Heights also provides day-to-day administration of the Fund’s activities. Pacific Heights’ principal executive office is located at 600 Montgomery Street, Suite 4100, San Francisco, California 94111.

Prior to August 21, 2015, all of the membership interests in Pacific Heights were owned beneficially and of record by Mr. Cuggino. On August 21, 2015, for estate planning reasons, Mr. Cuggino transferred all of his membership interests in Pacific Heights to a revocable trust of which he is the sole trustee. Based on the advice of counsel, Pacific Heights determined that the transfer did not result in an “assignment,” as defined in and for purposes of the 1940 Act and the rules thereunder, of the investment advisory contract between the Fund and Pacific Heights. Effective August 21, 2015, all of the membership interests in Pacific Heights are owned by The Michael J. Cuggino 2008 Revocable Trust.

83

Principal Underwriter

Quasar Distributors, LLC, serves as the distributor for each Portfolio of the Fund. Quasar’s principal executive office is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“Tait”) serves as the independent registered public accounting firm for each Portfolio of the Fund. Tait’s principal executive office is located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103. Tait has audited the financial statements of each Portfolio for its last two fiscal years and has represented that it does not have any direct financial interest or any material indirect financial interest in any Portfolio. The Fund’s Board of Directors, including all of its Independent Directors, has selected Tait to audit the financial statements of each Portfolio of the Fund for the fiscal year ending January 31, 2016.

Representatives of Tait are not expected to attend the Meeting but will be available by phone and will have the opportunity to make a statement and respond to appropriate questions from shareholders.

Aggregate Audit and Non-Audit Fees Paid to the Independent Registered Public Accounting Firm

Aggregate fees charged by Tait for professional services rendered to the Fund for the fiscal years ended January 31, 2015 and January 31, 2014 are set forth below:

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by Tait for the audit of the Fund’s annual financial statements, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $114,000 and $109,000 for the fiscal years ended January 31, 2015 and January 31, 2014, respectively.

(b)	Audit-Related Fees. There were no fees billed for each of the last two fiscal years ended January 31, 2015 and January 31, 2014, respectively, for assurance and related services provided by Tait that

84

were reasonably related to the performance of the audit of the Fund’s financial statements and were not reported under paragraph (a) above.

(c)	Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by Tait for tax compliance, tax advice and tax planning were $14,000 and $13,600 for the fiscal years ended January 31, 2015 and January 31, 2014, respectively. Tax fees represent tax compliance services provided in connection with the preparation of the Fund’s tax returns.

(d)	All Other Fees. There were no fees billed for each of the last two fiscal years ended January 31, 2015 and January 31, 2014, respectively, for products and services provided by Tait, other than the services reported in paragraphs (a) through (c) above.

Policy on Pre-Approval of Audit and Non-Audit Services

The pre-approval policies and procedures of the Fund’s Audit Committee are as follows:

The Committee shall review any audit and non-audit services provided to the Fund by its independent public accountants and the fees charged for such services. Except as provided below, the Committee’s prior approval shall be necessary for the engagement of independent public accountants to provide any audit or non-audit services on behalf of the Fund, and any non-audit services on behalf of the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund, where the proposed engagement relates directly to the operations and financial reporting of the Fund. Non-audit services that would otherwise qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and any applicable rules thereunder, that were not pre-approved by the Committee shall be approved by the Committee prior to the completion of the engagement. Pre-approval by the Committee shall not be required for engagements entered into pursuant to: (i) pre-approval policies and procedures established by the Committee; or (ii) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the

85

Committee has delegated pre-approval authority; provided, however, in either case, that the Committee is informed of each such engagement at the earlier of its next meeting, or at the Board’s next quarterly meeting.

All of the amounts for “Audit Fees,” “Audit-Related Fees” and “Tax Fees” set forth above are for services pre-approved by the Audit Committee. During the periods indicated above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved by the Audit Committee pursuant to the de minimis exception described in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The aggregate non-audit fees billed for each of the last two fiscal years for services rendered by Tait to the Fund were $14,000 and $13,600 for the fiscal years ended January 31, 2015 and January 31, 2014, respectively. Tait did not render any non-audit services to the Fund’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund for each of the last two fiscal years of the Fund.

Adjournment of Meeting

In the event that sufficient votes in favor of any Proposal affecting any Portfolio, as set forth in the Notice of Special Meeting of Shareholders, are not received by the time scheduled for the Meeting, the holders of a majority of shares entitled to vote at the Meeting, present in person or by proxy, may adjourn the Meeting to permit further solicitation of proxies for the Proposals. A shareholder vote may be taken for one or more Proposals with respect to one or more Portfolios prior to any adjournment if sufficient votes have been received for approval.

Submission of Shareholder Proposals

The Fund does not hold regular annual meetings of shareholders. As a general matter, the Fund does not intend to hold future regular annual meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Fund should send such proposals to the principal executive office of the Fund, Attention of the Secretary, 600 Montgomery Street, Suite 4100, San Francisco, California 94111. In order to be included in a fund’s proxy statement for

86

consideration at a meeting of a fund’s shareholders, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the fund a reasonable time before a solicitation is made.

To be considered at a shareholder meeting without inclusion in the Fund’s proxy statement, a shareholder’s notice of proposal must be delivered to or mailed and received at the principal executive office of the Fund, Attention of the Secretary, 600 Montgomery Street, Suite 4100, San Francisco, California 94111, not less than ninety days prior to the meeting; provided, however, that in the event that less than one hundred days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. A shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the meeting: (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (b) the name and address, as they appear on the Fund’s books, of the shareholder proposing such business; (c) the class and number of shares of the Portfolio of the Fund which are beneficially owned by the shareholder; and (d) any material interest of the shareholder in such business.

Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement or considered at a shareholder meeting.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board member should write the Fund, Attention of the Secretary, 600 Montgomery Street, Suite 4100, San Francisco, California 94111. The letter should indicate in which Portfolio of the Fund you hold shares and the number of shares held. If the communication is intended for a specific Board member and so indicates, it will be sent only to that Board member. If a communication does not indicate a specific Board member, it will be sent to the Lead Independent Director for further distribution as deemed appropriate by such person.

Householding

In order to reduce the volume of mail that the Fund sends to a household, only one Annual or Semi-Annual Report to Shareholders or Proxy Statement

87

may be delivered to two or more shareholders who are members of the same family and share the same address of record, unless the Fund has received instructions to the contrary. To request individual copies of an Annual or Semi-Annual Report to Shareholders, or this Proxy Statement, or to request a single copy if multiple copies of such documents are received, shareholders should contact U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent at (800) 341-8900, or write to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201. Shareholders who own shares of the Fund through a financial intermediary may also contact their financial intermediary with such a request.

Expenses of Solicitation

The cost of this solicitation, including the preparation, printing and mailing of these proxy materials, will be borne by Pacific Heights. In addition to solicitations through the mail, proxies may be solicited by telephone, electronic communications, personal contact or otherwise, by officers of the Fund and employees of Pacific Heights without additional compensation. Pacific Heights has retained AST Fund Solutions, LLC, 110 Wall Street, Fifth Floor, New York, New York 10005, to assist in the solicitation of proxies, at a cost of approximately $17,000 (plus reimbursement of out-of-pocket expenses). Such solicitation will primarily be by mail and telephone. Brokers, custodians, nominees and fiduciaries will be reimbursed for the reasonable out-of-pocket expenses incurred by them in forwarding solicitation material to the beneficial owners of shares held of record by such persons.

BY ORDER OF THE FUND’S BOARD OF DIRECTORS

Michael J. Cuggino

President and Secretary

October 23, 2015

YOU ARE URGED TO DATE, SIGN, COMPLETE

AND RETURN YOUR PROXY IMMEDIATELY

88

[THIS PAGE INTENTIONALLY LEFT BLANK]

APPENDIX A

FORM OF NEW INVESTMENT ADVISORY CONTRACT

THIS INVESTMENT ADVISORY CONTRACT (“Contract”) is made and entered into by and between PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. (“Fund”), a Maryland corporation, and PACIFIC HEIGHTS ASSET MANAGEMENT, LLC (“Adviser”), a California limited liability company, with reference to the following facts:

WHEREAS, the Fund, through its shareholders and Board of Directors, including those directors who are not interested persons of the Fund or the Adviser as defined in the Investment Company Act of 1940, as amended (“1940 Act”), and the Adviser, through its members and managers, have determined that it would be in the best interests of each of the respective entities to enter into and adopt this Contract.

NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the parties agree as follows:

I.	INVESTMENT MANAGEMENT AND OTHER SERVICES

(1) The Fund hereby retains the Adviser, and the Adviser hereby agrees, for the duration of this Contract and under the terms and conditions hereinafter set forth, subject at all times to the direction and oversight of the Fund’s Board of Directors: (i) to furnish each series of the Fund listed on Exhibit A attached hereto (each a “Portfolio”) with a continuous investment program, including investment research, advice and management, with respect to all securities, other investments and cash or cash equivalents in each Portfolio, including determination and implementation from time to time regarding the securities and other investments that will be purchased, retained, sold or exchanged by each Portfolio; (ii) to furnish the Fund all administrative, accounting, clerical, statistical, correspondence and other services required in connection with the administration of the affairs of the Fund and its Portfolios; (iii) to furnish or pay for all supplies, printed material, office equipment, furniture and office space as the Fund may require; and (iv) to pay or reimburse such expenses of the Fund and its Portfolios as may be specified in Section III hereof. The Adviser agrees to maintain an adequate organization of competent persons to provide the services and perform the functions described herein. All of the foregoing services and materials shall be furnished at the expense of the Adviser, except as qualified by Section III hereof.

(2) The Adviser covenants and agrees that the investment program that it furnishes to each Portfolio will be in accordance with the investment objectives, policies, restrictions and strategies of that Portfolio as disclosed to the Adviser from time to time by the Fund.

(3) The Adviser shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolios’ portfolio securities and investments, subject to such direction as the Fund’s Board of Directors may provide, and shall perform such other functions of investment management as may be directed by the Fund’s Board of Directors. The Adviser is expressly authorized to execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Adviser’s management of the Fund and its Portfolios.

(4) The Fund agrees that it will furnish to the Adviser any and all information that the Adviser requests with respect to the acquisition and disposition of securities and other assets by the Portfolios, and in all detail required by the Adviser. The Fund further agrees to furnish to the Adviser any information that the Adviser may request with respect to funds available or to become available for investment in a Portfolio and generally as to the condition of the Fund’s affairs.

(5) The Adviser will place orders pursuant to its investment determinations for the Portfolios either directly with the issuer or with any broker or dealer. Subject to applicable law, the Adviser may effect securities transactions that cause a Portfolio to pay a commission which is in excess of the amount of commission another broker or dealer would have charged if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the broker or dealer.

(6) The Adviser will maintain or oversee maintenance of all books and records with respect to the Portfolios’ securities transactions and the keeping of the Fund’s books of account in accordance with applicable law. The Adviser agrees that all records it maintains for the Fund are the property of the Fund, shall be surrendered promptly to the Fund upon the Fund’s request (provided that the Adviser may retain copies thereof for its records) and shall be preserved in accordance with applicable law. The Adviser will furnish the Fund’s Board of Directors with such periodic and special reports and information as the Board of Directors may request.

(7) Additional Portfolios may be added to those covered by this Contract from time to time by the parties executing a new Exhibit A, which shall become effective upon its execution and shall supersede any Exhibit A having an earlier date.

(8) In providing services under this Contract, the Adviser shall comply with the directions set from time to time by the Fund’s Board of Directors as well as the provisions of the Fund’s organizational documents, the 1940 Act, the Securities Act of 1933, as amended, and the Internal Revenue Code of 1986, as amended.

(9) It is understood and agreed that in furnishing the Fund with investment management and other services as provided herein, neither the Adviser nor any member, manager, employee or agent thereof shall be held liable to the Fund or its creditors, any Portfolio, or shareholders for errors of judgment, mistakes of law or any acts or omissions by it, except those involving willful misfeasance, bad faith, gross negligence or reckless disregard of the Adviser’s obligations and duties under the terms of this Contract. It is further understood and agreed that the Adviser shall not be accountable for any loss suffered by a Portfolio arising out of any investment made for the Portfolio by the Adviser, its members, managers, employees or agents, or for any act or omission in the execution of portfolio transactions for the Fund, made in accordance with the preceding sentence.

II.	COMPENSATION TO ADVISER

(1) The Fund covenants and agrees to pay to the Adviser and the Adviser covenants and agrees to accept from the Fund, in full payment for all investment management and other services furnished, for the use of all facilities, materials and equipment and for all expenses paid or reimbursed by the Adviser hereunder, fees for each calendar year at the annual rates as a percentage of average daily net assets for each Portfolio set forth below that Portfolio’s name on Exhibit A attached hereto, as it may be amended from time to time by agreement of the parties, to be computed for each day of each such year on the basis of net assets as of the close of business on the next preceding full business day (“Advisory Fee”).

(2) In the case of the suspension of the computation of net asset value, the Advisory Fee for each day during such suspension shall be computed as of the close of business on the last full business day on which the net assets were computed. As used herein, “net assets” as of the close of a full business day shall reflect all transactions in shares of the Fund recorded on the books of the Fund for that day.

(3) The Advisory Fee shall be paid on a monthly basis. Accrual of the Advisory Fee shall commence as to any Portfolio of the Fund as of the effective date of this Contract as to that Portfolio, and in the event of the termination of this Contract as to any Portfolio or the Fund as a whole, the Advisory Fee accrued shall be prorated on the basis of the number of days that this Contract is in effect during the month with respect to which such payment is made.

(4) The Advisory Fee shall be paid in cash by the Fund to the Adviser within five (5) business days after the last day of each month. The Advisory Fee attributable to a Portfolio shall be satisfied from the assets of that Portfolio and not any other Portfolio.

III.	ALLOCATION OF EXPENSES

The Adviser agrees to pay, causes to be paid or reimburses each Portfolio for all of the Portfolio’s ordinary operating expenses during the period of this Contract except:

(a) The Advisory Fees payable to the Adviser for its services under this Contract.

(b) All fees, costs, expenses and allowances payable to any person, firm or corporation in relation to the Portfolio’s investments, including interest on borrowings.

(c) All taxes of any kind payable by the Portfolio.

(d) All brokerage commissions and other charges in the purchase and sale of the Portfolio’s assets.

(e) All fees and expenses of directors of the Fund, including fees and disbursements to counsel to those directors who are not interested persons of the Fund or the Adviser.

(f) Payments pursuant to any plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act.

(g) All extraordinary fees, costs and expenses of the Fund or any Portfolio, including any fees, costs and expenses associated with litigation, governmental investigations or administrative proceedings, including the costs of any settlements.

IV.	MISCELLANEOUS

(1) The Adviser shall be deemed to be an independent contractor.

(2) A “full business day” shall be defined as a day with respect to which the New York Stock Exchange is open for business, and with respect to which the actual time of closing of such Exchange is that time which shall have been scheduled for such closing in advance of the opening of such Exchange. The “close of business” shall be defined as the time of closing of the New York Stock Exchange.

(3) The Fund recognizes that the Adviser may in the future render investment management, advisory and other services to other clients, which may or may not, have investment policies and investments similar to those of the Portfolios. The Adviser and or one or more of its members, managers, employees or agents may manage its own investments and those of its subsidiaries and affiliates, if any. The Adviser and or one or more of its members, managers, employees or agents shall be free to render such investment management, advisory and other services and the Fund hereby consents thereto.

(4) Neither this Contract, nor any transaction executed pursuant hereto, shall be invalidated or in any way affected by the fact that directors, officers, employees, agents or shareholders of the Fund are or may be interested in the Adviser, or any successor or assignee thereof, as members, managers, employees, agents or otherwise; that members, managers, employees and or agents of the Adviser are or may be interested in the Fund as directors, officers, employees, agents, shareholders or otherwise; or that the Adviser, or any successor or assignee thereof, is or may be interested in the Fund as a shareholder or otherwise; provided however, that neither the Adviser nor any of its members, managers, employees or agents, nor any director, officer, employee or agent of the Fund shall sell to or buy from the Fund, any property or security other than shares issued by the Fund, except in accordance with an applicable statute, regulation, exemption or order of the United States Securities and Exchange Commission.

(5) Any notice under this Contract shall be given in writing and shall be addressed, delivered or mailed postpaid, to the party to this Contract entitled to receive such notice, at each party’s principal place of business in San Francisco, California, or to such other address as either party may designate in writing mailed to the other.

(6) The Adviser agrees that no member, manager, employee or agent of the Adviser will act for, or on behalf of, the Fund with himself as principal or agent, or with any corporation or partnership in which he may have a financial interest, except that this shall not prohibit:

(a) Members, managers, employees or agents of the Adviser from having a financial interest in the Fund or in the Adviser.

(b) The purchase of securities or other assets for a Portfolio, or the sale of securities or other assets owned by a Portfolio, through a securities broker or dealer, one or more of whose shareholders, partners, directors, officers, agents or employees is a member, manager, employee or agent of the Adviser, provided such transactions are handled in the capacity of broker only and provided commissions charged do not exceed customary brokerage charges for such services.

(7) The Adviser agrees that, except as herein otherwise expressly provided, neither it nor any of its members, managers, employees or agents shall, at any time during the period of this Contract, make, accept or receive, directly or indirectly, any fees, profits or emoluments of any character in connection with the purchase or sale of securities (except shares issued by the Fund) or other assets by or for a Portfolio.

(8) The Fund’s Board of Directors may adopt such provisions and obtain such insurance as they deem to be in the best interests of the Fund to indemnify and hold harmless the directors, officers and employees of the Fund and the members, managers and employees of the Adviser against liability for their acts or omissions on behalf of the Fund, except those acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations or duties to the Fund.

(9) The Adviser has the right to copy and use for any purpose whatsoever, all mailing or shareholder lists generated during its term as, or in the course of its services as, investment adviser to the Fund. The Fund may not otherwise disclose such lists, except as it may be required to do so by law.

(10) If any provision of this Contract shall be held or made invalid, illegal or unenforceable by any judicial decision, statute, rule or otherwise, the remaining provisions of this Contract shall not be affected thereby and shall remain in full force and effect as if the invalid, illegal or unenforceable provision had not been included herein.

(11) This Contract shall be governed by and construed in accordance with the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable Delaware conflict of laws principles). Any action, suit or other proceeding arising out of or relating to this Contract or any action taken or omitted hereunder shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, and each party hereby irrevocably consents to the jurisdiction of such courts (and the appropriate appellate courts therefrom) in any such suit, action or proceeding and waives any claim of forum non conveniens and any objections as to laying of venue,

(12) None of the provisions of this Contract are intended to, or will, confer a benefit on or be enforceable by any third parties.

(13) Each party acknowledges and agrees that the obligations of the Fund under this Contract shall be limited in all cases to the Fund and its assets, and, if any liabilities hereunder relate to one or more Portfolios, such obligations shall be limited to the respective assets of the Portfolio(s).

(14) The Adviser represents and warrants and the Fund acknowledges that The Permanent Portfolio Family of Funds®, Permanent Portfolio®, A Fund For All Seasons® and The Permanent Portfolio Family of Funds logo are trademarks of the Adviser and that the Fund is being granted a limited license to use The Permanent Portfolio Family of Funds®, Permanent Portfolio®, A Fund For All Seasons® and The Permanent Portfolio Family of Funds logo only while this Contract is in effect.

V.	RENEWAL AND TERMINATION

(1) This Contract shall continue in effect for two (2) years upon execution, and shall continue from year to year thereafter, unless and until terminated by either party as hereinafter provided, except that such continuance thereafter shall be specifically approved as to any Portfolio of the Fund at least annually: (i) by the Board of Directors of the Fund or by a vote of the majority of the outstanding voting shares of that Portfolio; and (ii) by the vote of a majority of the directors who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. As used in this paragraph, the term “interested person” shall have the same meaning as set forth in the 1940 Act.

(2) This Contract may be terminated with respect to any Portfolio, by either the Fund or the Adviser, at any time by giving the other party sixty (60) days’ previous written notice of such intention to terminate; provided that any such termination shall be made without the payment of any penalty, and provided further that such termination may be effected on behalf of any Portfolio of the Fund, either by the Fund’s Board of Directors or by a vote of the majority of the outstanding voting shares of that Portfolio.

(3) The term “the majority of the outstanding voting shares” of a Portfolio for the purposes of this Contract shall be the vote at a shareholders’ annual meeting, or a special meeting duly called for that purpose, of sixty-seven percent (67%) or more of the shares of such Portfolio present at such meeting if the holders of more than fifty percent (50%) of such outstanding voting shares are present or represented by proxy at the meeting, or more than fifty percent (50%) of such outstanding shares, whichever is less. During such times as the Fund issues shares of two or more Portfolios, such matters shall be deemed to be effectively acted upon with respect to any Portfolio if a majority of the outstanding voting shares of that Portfolio votes for the approval of such matter, notwithstanding: (a) that such matter has not been approved by the holders of a majority of the outstanding voting shares of any other Portfolio affected by such matter; and (b) that such matter has not been approved by the vote of a majority of the outstanding voting shares of the Fund.

(4) This Contract shall terminate in the event of its assignment, the term “assignment” for this purpose having the same meaning as set forth in the 1940 Act.

(5) The undersigned officer of the Fund has executed this Contract not individually, but as an officer, and the obligations of this Contract are not binding upon any director, officer or shareholder of the Fund individually.

This Contract shall become effective as to a Portfolio upon its approval by the majority of the outstanding voting shares of that Portfolio.

IN WITNESS WHEREOF, the parties hereto have executed the foregoing Contract on June 14, 2015.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.

By:	/s/ Michael J. Cuggino
Michael J. Cuggino, President

PACIFIC HEIGHTS ASSET MANAGEMENT, LLC

By:	/s/ Michael J. Cuggino
Michael J. Cuggino, Manager

Exhibit A

PERMANENT PORTFOLIO

1.1875% of the first $200 million of the Portfolio’s average daily net assets; .8750% of the next $200 million of the Portfolio’s average daily net assets; .8125% of the next $200 million of the Portfolio’s average daily net assets; and .7500% of the Portfolio’s average daily net assets in excess of $600 million.

SHORT-TERM TREASURY PORTFOLIO

1.1875% of the first $200 million of the Portfolio’s average daily net assets; .8750% of the next $200 million of the Portfolio’s average daily net assets; .8125% of the next $200 million of the Portfolio’s average daily net assets; and .7500% of the Portfolio’s average daily net assets in excess of $600 million.

VERSATILE BOND PORTFOLIO

1.1875% of the first $200 million of the Portfolio’s average daily net assets; .8750% of the next $200 million of the Portfolio’s average daily net assets; .8125% of the next $200 million of the Portfolio’s average daily net assets; and .7500% of the Portfolio’s average daily net assets in excess of $600 million.

AGGRESSIVE GROWTH PORTFOLIO

1.1875% of the first $200 million of the Portfolio’s average daily net assets; .8750% of the next $200 million of the Portfolio’s average daily net assets; .8125% of the next $200 million of the Portfolio’s average daily net assets; and .7500% of the Portfolio’s average daily net assets in excess of $600 million.

Dated: June 14, 2015

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.

By	/s/ Michael J. Cuggino
Michael J. Cuggino, President

PACIFIC HEIGHTS ASSET MANAGEMENT, LLC

By	/s/ Michael J. Cuggino
Michael J. Cuggino, Manager

APPENDIX B

FORM OF AGREEMENT AND REDOMICILIATION PLAN

THIS AGREEMENT AND REDOMICILIATION PLAN (“Agreement”) is made as of             , 2015, by and between PERMANENT PORTFOLIO FAMILY OF FUNDS, a Delaware statutory trust (“New Trust”), on behalf of each segregated portfolio of assets (“series”) thereof listed under the heading “New Portfolios” on Schedule A attached hereto (“Schedule A”) (each a “New Portfolio”), and PERMANENT PORTFOLIO FAMILY OF FUNDS, INC., a Maryland corporation (“Corporation”), on behalf of each series thereof listed under the heading “Old Portfolios” on Schedule A (each an “Old Portfolio”). (Each New Portfolio and Old Portfolio is sometimes referred to herein as a “Portfolio,” and each of New Trust and Corporation is sometimes referred to herein as an “Investment Company.”) All agreements, covenants, representations, actions and obligations described herein made or to be taken or undertaken by a Portfolio are made and shall be taken or undertaken by the Investment Company of which it is a series, on its behalf, and all rights and benefits created hereunder in favor of a Portfolio shall inure to, and shall be enforceable by, the Investment Company of which it is a series, on its behalf.

Each Investment Company wishes to effect four reorganizations described in Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). Each reorganization will involve an Old Portfolio’s changing its identity, form and place of organization — by converting from a series of the Corporation to a series of New Trust — by: (1) transferring all its assets to the New Portfolio listed on Schedule A opposite its name (which is being established solely for the purpose of acquiring those assets and continuing that Old Portfolio’s business) in exchange solely for voting shares of beneficial interest in that New Portfolio and that New Portfolio’s assumption of all of that Old Portfolio’s liabilities; (2) distributing those shares pro rata to that Old Portfolio’s stockholders in exchange for their shares of stock therein and in complete liquidation thereof; and (3) terminating that Old Portfolio (all the foregoing transactions involving each Old Portfolio and its corresponding New Portfolio being referred to herein collectively as a “Redomiciliation”), all on the terms and conditions set forth herein. The consummation of each Redomiciliation shall be contingent on the consummation of each other Redomiciliation. For convenience, the balance of this Agreement, except for Section 6, refers only to a single Redomiciliation, one Old Portfolio, and one New Portfolio, but the terms and conditions hereof shall apply separately to each Redomiciliation and the Portfolios participating therein.

New Trust’s board of trustees and the Corporation’s board of directors (each a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company: (1) has duly adopted and approved this Agreement and the transactions contemplated hereby; and (2) has determined that participation in the Redomiciliation is in the best interests of its Portfolio and that the interests of its Portfolio’s existing stockholders/shareholders will not be diluted as a result of the Redomiciliation.

Old Portfolio is authorized to issue and has outstanding one class of shares of common stock (“Old Portfolio Shares”). New Portfolio will have one class of shares of beneficial interest (“New Portfolio Shares”) at the Effective Time (as defined in paragraph 2.1).

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.	PLAN

1.1 Subject to the requisite approval of Old Portfolio’s stockholders and the terms and conditions set forth herein, Old Portfolio shall assign, sell, convey, transfer and deliver all of its assets described in paragraph 1.2 (“Assets”) to New Portfolio. In exchange therefor, New Portfolio shall:

(a)	issue and deliver to Old Portfolio the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) New Portfolio Shares equal to the number of full and fractional Old Portfolio Shares then outstanding, and

(b)	assume all of Old Portfolio’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2 The Assets shall consist of all assets and property Old Portfolio owns as of the Effective Time, including all cash, cash equivalents, securities, commodities, warehouse receipts, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register stock under applicable securities laws, books and records, and deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Old Portfolio’s books.

1.3 The Liabilities shall consist of all of Old Portfolio’s liabilities, debts, obligations, and duties of whatever kind or nature existing as of the Effective Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable as of the Effective Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Old Portfolio agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

1.4 At or before the Closing, New Portfolio shall redeem the Initial Share (as defined in paragraph 5.5) for the price at which it is issued pursuant to that paragraph. As of the Effective Time (or as soon thereafter as is reasonably practicable), Old Portfolio shall distribute the New Portfolio Shares it receives pursuant to paragraph 1.1(a) to its stockholders of record determined as of the Effective Time (each a “Stockholder”), in proportion to their Old Portfolio Shares then held of record and in constructive exchange for their Old Portfolio Shares, and shall completely liquidate. That distribution shall be accomplished by New Trust’s transfer agent’s opening accounts on New Portfolio’s share transfer books in the Stockholders’ names and transferring those New Portfolio Shares thereto. Pursuant to that transfer, each Stockholder’s account shall be credited with the number of full and fractional New Portfolio Shares equal to the number of full and fractional Old Portfolio Shares that Stockholder holds as of the Effective Time. The aggregate net asset value of New Portfolio Shares to be so credited to each Stockholder’s account shall equal the aggregate net asset value of the Old Portfolio Shares that Stockholder owned as of the Effective Time. All issued and outstanding Old Portfolio Shares, including any represented by certificates, shall simultaneously be canceled on Old Portfolio’s share transfer books. New Trust shall not issue certificates representing the New Portfolio Shares issued in connection with the Redomiciliation.

1.5 As soon as reasonably practicable after distribution of the New Portfolio Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, the Corporation shall be dissolved, liquidated, and terminated and any further actions shall be taken in connection therewith as required by applicable law.

1.6 Any reporting responsibility of Old Portfolio to a public authority, including the responsibility for filing regulatory reports, deregistration filings, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.7 Any transfer taxes payable on issuance of New Portfolio Shares in a name other than that of the registered holder on Old Portfolio’s share transfer books of the Old Portfolio Shares actually or constructively exchanged therefor shall be paid by the person to whom those New Portfolio Shares are to be issued, as a condition of that transfer.

2.	CLOSING AND EFFECTIVE TIME

2.1 The Redomiciliation, together with related acts necessary to consummate the same (“Closing”), shall occur at the Investment Companies’ offices on or about February 1, 2016, or at such other place and/or on such other date as to which they may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of business (i.e., 1:00 p.m., Pacific Time) on the date thereof (“Effective Time”).

2.2 Corporation: (a) shall direct State Street Bank and Trust Company (“State Street”), its fund accounting agent, to deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities and investments, transferred by the Corporation, on Old Portfolio’s behalf, to New Trust, on New Portfolio’s behalf, as reflected on New Portfolio’s books immediately after the Closing, does or will conform to that information on Old Portfolio’s books immediately before the Closing; and (b) shall direct State Street, the custodian of its assets, to deliver at the Closing a certificate of an authorized officer stating that the Assets it holds on Old Portfolio’s behalf will be transferred to New Trust, on New Portfolio’s behalf, as of the Effective Time.

2.3 Corporation shall direct U.S. Bancorp Fund Services, LLC (“USBFS”), its transfer agent, to deliver at the Closing a certificate of an authorized officer stating that Old Portfolio’s share transfer books contain the number of full and fractional outstanding Old Portfolio Shares each Stockholder owned as of the Effective Time.

2.4 New Trust shall direct USBFS, its transfer agent, to deliver at the Closing a certificate as to the opening of accounts in the Stockholders’ names on New Portfolio’s shareholder records. New Trust shall issue and deliver to the Corporation a confirmation, or other evidence satisfactory to the Corporation, that the New Portfolio Shares to be credited to Old Portfolio as of the Effective Time have been credited to Old Portfolio’s account on those records.

2.5 At the Closing, each Investment Company shall deliver to the other: (a) bills of sale, checks, assignments, stock certificates, receipts and/or other documents the other Investment Company or its counsel reasonably requests; and (b) a certificate executed in its name by its President or another authorized officer in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct as of the Effective Time except as they may be affected by the transactions contemplated hereby.

2.6 In the event that on the date of the Closing (a) the New York Stock Exchange or another primary trading market for portfolio investments of the Old Portfolio or the New Portfolio (each an “Exchange”) shall be closed to trading or trading thereupon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board, accurate appraisal of the value of the net assets of the Old Portfolio is impractical, the Closing shall be postponed until the first business day after the day when trading shall have fully resumed and reporting shall have been restored.

3.	REPRESENTATIONS AND WARRANTIES

3.1 Corporation represents and warrants to New Trust as follows:

(a)	Corporation: (1) is a corporation that is duly organized, validly existing and in good standing under the laws of the State of Maryland, and its Articles of Incorporation (“Charter”) are on file with the Department of Assessments and Taxation of the State of Maryland; (2) has the power to own all its properties and assets and to carry on its business as described in documents filed with the Commission; and (3) is duly registered as an open-end management investment company under the 1940 Act, which registration will be in full force and effect as of the Effective Time, and no proceeding has been instituted to suspend that registration;

(b)	Old Portfolio is a duly established and designated series of the Corporation;

(c)	The execution, delivery and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of the Corporation’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of the Corporation, with respect to Old Portfolio, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)	As of the Effective Time, the Corporation, on Old Portfolio’s behalf, will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets hereunder free of any liens or other encumbrances (except for encumbrances on securities that are subject to “securities loans” as referred to in Section 851(b)(2) of the Code or securities that are restricted to resale by their terms); and on delivery and payment for the Assets, New Trust, on New Portfolio’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e)

Corporation is not currently engaged in, and its execution, delivery and performance of this Agreement and consummation of the Redomiciliation will not result in: (1) a material violation of any provision of the Charter or the Corporation’s By-Laws, Maryland law, or any agreement, indenture, instrument, contract, lease or other undertaking (each an “Undertaking”) to which the Corporation, on Old Portfolio’s behalf, is a party or by which it is bound; or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment or decree to which the Corporation, on Old Portfolio’s behalf, is a party or by which it is bound;

(f)	As of or before the Effective Time, either: (1) all material contracts and other commitments of the Corporation, with respect to Old Portfolio (other than this Agreement and certain investment contracts, including options, futures and forward contracts), will terminate; or (2) provision for discharge and/or assumption by New Portfolio of any liabilities of Old Portfolio thereunder will be made, without either Portfolio’s incurring any penalty with respect thereto and without diminishing or releasing any rights Old Portfolio may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)	No litigation, administrative proceeding, action or investigation of or before any court, governmental body or arbitrator is presently pending or, to the Corporation’s knowledge, threatened against the Corporation, with respect to Old Portfolio, regarding any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the Corporation knows of no facts that might form the basis for the institution of any such litigation, proceeding, action or investigation and is not a party to or subject to the provisions of any order, decree, judgment or award of any court, governmental body or arbitrator that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)

Old Portfolio’s Investments, Statement of Assets and Liabilities, Statement of Operations, and Statement of Changes in Net Assets (collectively, “Statements”) as of and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended January 31, 2015, have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, who issued an unqualified opinion thereon; those Statements, and Old Portfolio’s unaudited Statements for the six months ended July 31, 2015, present fairly, in all material respects, Old Portfolio’s financial condition as of the respective date thereof in accordance with accounting principles generally accepted in the United States and consistently applied (“GAAP”); to the Corporation’s management’s best knowledge and belief, there are and will be no known contingent liabilities, debts, obligations or duties of Old Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of either such date that are not disclosed therein; and since July 31, 2015, there has not been any material adverse change in Old Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Portfolio of indebtedness maturing more than one year from the date that indebtedness was incurred; for these purposes, a decline in net asset value per Old Portfolio Share due to declines in market values of investments Old Portfolio holds, the discharge of Old Portfolio liabilities or the redemption of Old Portfolio Shares by its stockholders shall not constitute a material adverse change;

(i)	All issued and outstanding Old Portfolio Shares are, and as of the Effective Time will be, validly issued and outstanding, fully paid, and nonassessable by the Corporation and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and Old Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Old Portfolio Shares, nor are there outstanding any securities convertible into any Old Portfolio Shares;

(j)

As of the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports of Old Portfolio required by law to have then been filed by that time (giving effect to properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects; all federal and other taxes shown as due or required to be shown as due on those returns and reports shall have been paid or provision shall have been made for the payment thereof, except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of the Corporation’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to those returns; and Old Portfolio is in compliance in all material respects with applicable Regulations pertaining to the reporting of, and withholding in respect of, distributions on and repurchases, if any, of its stock and is not liable for any material penalties that could be imposed thereunder;

(k)	Old Portfolio is a “fund” (as defined in Section 851(g)(2) of the Code); for each taxable year of its operation, Old Portfolio has met (or for its current taxable year will meet) the requirements of Part I of Subchapter M of Chapter 1 of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (or for that year will be) eligible to and has computed (or for that year will compute) its federal income tax under Section 852 of the Code; from the time Corporation’s Board approved the transactions contemplated by this Agreement through the Effective Time, Old Portfolio has invested and will invest its assets in a manner that is designed to ensure its compliance with the foregoing; and Old Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)	Old Portfolio incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(m)	Old Portfolio is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in Section 368(a)(3)(A) of the Code);

(n)	Not more than twenty five percent (25%) of the value of Old Portfolio’s total assets (excluding cash, cash items and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than fifty percent (50%) of the value of Old Portfolio’s total assets is invested in the stock and securities of five or fewer issuers;

(o)

As of the time of its mailing, at the time of the Stockholders Meeting (as defined in paragraph 4.1), and as of the Effective Time, the Proxy Statement (as defined in paragraph 3.3(a)) will comply in all material respects with applicable provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder (collectively, “Federal Securities Laws”) and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which those statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by New Trust for use therein;

(p)	The New Portfolio Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms hereof; and

(q)	Corporation’s Board has not adopted a resolution electing to be subject to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

3.2 New Trust represents and warrants to Corporation as follows:

(a)	New Trust: (1) is a statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof; (2) has the power to own all its properties and assets and carry on its business as described in documents filed with the Commission; and (3) as of the Effective Time, will be duly registered as an open-end management investment company under the 1940 Act, and no proceeding has been instituted to suspend that registration;

(b)	As of the Effective Time, New Portfolio will be a duly established and designated series of New Trust; and New Portfolio has not commenced operations and will not do so until after the Closing;

(c)

The execution, delivery and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of New Trust’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of New Trust, with respect to New Portfolio, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)	Before the Closing, there will be no: (1) issued and outstanding New Portfolio Shares; (2) options, warrants or other rights to subscribe for or purchase any New Portfolio Shares; (3) securities convertible into any New Portfolio Shares; or (4) any other securities issued by New Portfolio, except the Initial Share;

(e)	No consideration other than New Portfolio Shares (and New Portfolio’s assumption of the Liabilities) will be issued in exchange for the Assets in the Redomiciliation;

(f)	New Trust is not currently engaged in, and its execution, delivery and performance of this Agreement and consummation of the Redomiciliation will not result in: (1) a material violation of any provision of its Trust Instrument or By-Laws, Delaware law or any Undertaking to which New Trust, on New Portfolio’s behalf, is a party or by which it is bound; or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which New Trust, on New Portfolio’s behalf, is a party or by which it is bound;

(g)	No litigation, administrative proceeding, action or investigation of or before any court, governmental body or arbitrator is presently pending or, to New Trust’s knowledge, threatened against New Trust, with respect to New Portfolio, regarding any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and New Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, action or investigation and is not a party to or subject to the provisions of any order, decree, judgment or award of any court, governmental body or arbitrator that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)	New Portfolio will be a “fund” (as defined in Section 851(g)(2) of the Code); it will meet the requirements of Subchapter M for qualification as a RIC, and will be eligible to and will compute its federal income tax under Section 852 of the Code, for its taxable year in which the Redomiciliation occurs; and it intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i)	There is no plan or intention for New Portfolio to be dissolved or merged into another statutory trust or a corporation or business trust or any “fund” thereof (as defined in Section 851(g)(2) of the Code) following the Redomiciliation;

(j)	Assuming the truthfulness and correctness of Corporation’s representation and warranty in paragraph 3.1(n), immediately after the Redomiciliation: (1) not more than twenty five percent (25%) of the value of New Portfolio’s total assets (excluding cash, cash items and U.S. government securities) will be invested in the stock and securities of any one issuer; and (2) not more than fifty percent (50%) of the value of New Portfolio’s total assets will be invested in the stock and securities of five or fewer issuers;

(k)	The New Portfolio Shares to be issued and delivered to Old Portfolio, for the Stockholders’ accounts, pursuant to the terms hereof: (1) will as of the Effective Time have been duly authorized and duly registered under the Federal Securities Laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws); and (2) when so issued and delivered, will be validly issued and outstanding New Portfolio Shares and will be fully paid and nonassessable by New Trust;

(l)	The information New Trust furnishes to Corporation for use in the Proxy Statement will comply in all material respects with applicable provisions of the Federal Securities Laws and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which those statements were made, not misleading; and

(m)	New Trust’s Trust Instrument permits New Portfolio to vary its shareholders’ investment; and after it commences operations New Portfolio will not have a fixed pool of assets but rather will be a managed portfolio of securities and investments, and its investment manager, Pacific Heights Asset Management, LLC (“Pacific Heights”), will have the authority to buy and sell securities for it.

3.3 Each Investment Company represents and warrants to the other as follows:

(a)	No governmental consents, approvals, authorizations or filings are required under the Federal Securities Laws or state securities laws, and no authorizations, consents or orders of any court are required, for its execution or performance of this Agreement, except for: (1) the Corporation’s filing with the Commission of (i) a proxy statement on Schedule 14A relating to the Redomiciliation to be furnished in connection with Corporation’s Board’s solicitation of proxies for use at the Stockholders Meeting (“Proxy Statement”) and (ii) one or more post-effective amendments to its registration statement; (2) New Trust’s adoption of that registration statement; and (3) consents, approvals, authorizations and filings that have been made or received or may be required after the Effective Time;

(b)	The fair market value of the New Portfolio Shares each Stockholder receives will be approximately equal to the fair market value of its Old Portfolio Shares it actually or constructively surrenders in exchange therefor;

(c)	The Stockholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Redomiciliation), if any, incurred in connection with the Redomiciliation;

(d)

The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by New Portfolio and those to which the Assets are subject; and the value of the net assets of the Old Portfolio shall equal (i) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange and Old Portfolio’s declaration of dividends and/or other distributions, if any, on the date of the Closing, using the valuation procedures set forth in the Corporation’s then-current Prospectus and Statement of Additional Information for Old Portfolio and valuation procedures established by the Corporation’s Board, less (ii) the amount of the Liabilities at such time, with the computation of all such amounts being made by or under the direction of Pacific Heights or, in the case of securities subject to fair valuation, in accordance with such valuation procedures.

(e)	None of the compensation received by any Stockholder who or that is an employee of or service provider to Old Portfolio will be separate consideration for, or allocable to, any of the Old Portfolio Shares that Stockholder held; none of the New Portfolio Shares any such Stockholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Stockholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f)	No expenses incurred by Old Portfolio or on its behalf in connection with the Redomiciliation will be paid or assumed by any third party unless those expenses are solely and directly related to the Redomiciliation (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Redomiciliation Expenses”), and no cash or property other than New Portfolio Shares will be transferred to Old Portfolio or any of its stockholders with the intention that it be used to pay any expenses thereof;

(g)	Immediately following consummation of the Redomiciliation, the Stockholders will own all the New Portfolio Shares and will own those shares solely by reason of their ownership of the Old Portfolio Shares immediately before the Redomiciliation; and

(h)

Immediately following consummation of the Redomiciliation, New Portfolio will hold the same assets and be subject to the same liabilities that Old Portfolio held or was subject to immediately before the Redomiciliation, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Old Portfolio makes immediately preceding the Redomiciliation, will, in the aggregate, constitute less than one percent (1%) of its net assets.

4.	COVENANTS

4.1 Corporation covenants to call a meeting of Old Portfolio’s stockholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein (“Stockholders Meeting”).

4.2 Corporation covenants that the New Portfolio Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

4.3 Corporation covenants that it will assist New Trust in obtaining information New Trust reasonably requests concerning the beneficial ownership of Old Portfolio Shares.

4.4 Corporation covenants that it will turn over its books and records pertaining to Old Portfolio (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing.

4.5 New Trust covenants to cooperate with the Corporation in preparing the Proxy Statement in compliance with applicable Federal Securities Laws.

4.6 Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to: (a) New Trust, on New Portfolio’s behalf, title to and possession of all the Assets; and (b) Corporation, on Old Portfolio’s behalf, title to and possession of the New Portfolio Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.7 New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the Federal Securities Laws and state securities laws it deems appropriate to commence and continue New Portfolio’s operations after the Effective Time and further covenants to adopt the registration statement referred to in paragraph 3.3(a)(2) as of the Effective Time.

4.8 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper or advisable to consummate and effectuate the transactions contemplated hereby.

5.	CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to: (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing; (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made as of that time; and (c) the following further conditions that, as of or before that time:

5.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Old Portfolio’s stockholders at the Stockholders Meeting.

5.2 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Commission shall not have issued an unfavorable report with respect to the Redomiciliation under Section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under Section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Portfolio’s assets or properties;

5.3 As of the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s knowledge, threatened to be commenced) before any court, governmental agency or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of or obtain damages or other relief in connection with, the transactions contemplated hereby; provided that at any time before the Closing, either Investment Company may waive this condition if, in the judgment of its Board, that waiver will not have a material adverse effect on its stockholders’/shareholders’ interests;

5.4 The Investment Companies shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters, if requested, addressed to it. The Tax Opinion shall be substantially to the effect that — based on the facts and assumptions mentioned therein and conditioned on those representations and warranties’ being true and complete as of the Effective Time and consummation of the Redomiciliation in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) — for federal income tax purposes:

(a)	New Portfolio’s acquisition of the Assets in exchange solely for New Portfolio Shares and its assumption of the Liabilities, followed by Old Portfolio’s distribution of those shares pro rata to the Stockholders actually or constructively in exchange for their Old Portfolio Shares and in complete liquidation of Old Portfolio, will qualify as a “reorganization” (as defined in Section 368(a)(1)(F) of the Code), and each Portfolio will be “a party to a reorganization” (within the meaning of Section 368(b) of the Code);

(b)	Old Portfolio will recognize no gain or loss on the transfer of the Assets to New Portfolio in exchange solely for New Portfolio Shares and New Portfolio’s assumption of the Liabilities or on the subsequent distribution of those shares to the Stockholders in exchange for their Old Portfolio Shares;

(c)	New Portfolio will recognize no gain or loss on its receipt of the Assets in exchange solely for New Portfolio Shares and its assumption of the Liabilities;

(d)	New Portfolio’s basis in each Asset will be the same as Old Portfolio’s basis therein immediately before the Redomiciliation, and New Portfolio’s holding period for each Asset will include Old Portfolio’s holding period therefor (except where New Portfolio’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)	A Stockholder will recognize no gain or loss on the exchange of all its Old Portfolio Shares solely for New Portfolio Shares pursuant to the Redomiciliation;

(f)	A Stockholder’s aggregate basis in the New Portfolio Shares it receives in the Redomiciliation will be the same as the aggregate basis in its Old Portfolio Shares it actually or constructively surrenders in exchange for those New Portfolio Shares, and its holding period for those New Portfolio Shares will include, in each instance, its holding period for those Old Portfolio Shares, provided the Stockholder holds them as capital assets as of the Effective Time; and

(g)	For purposes of Section 381 of the Code, New Portfolio will be treated just as Old Portfolio would have been treated if there had been no Redomiciliation. Accordingly, the Redomiciliation will not result in the termination of Old Portfolio’s taxable year, Old Portfolio’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by New Portfolio as if there had been no Redomiciliation, and the part of Old Portfolio’s taxable year before the Redomiciliation will be included in New Portfolio’s taxable year after the Redomiciliation.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Redomiciliation on the Portfolios or any Stockholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

5.5 Before the Closing, New Trust’s Board shall have authorized the issuance of, and New Trust shall have issued, one New Portfolio Share (“Initial

Share”) to Pacific Heights or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that the Board determines), to take whatever action it may be required to take as New Portfolio’s sole shareholder pursuant to paragraph 5.6; and

5.6 New Trust shall have entered into, or adopted, as appropriate, an investment management agreement and other agreements and plans necessary for New Portfolio’s operation as a series of an open-end management investment company. Each such agreement and plan shall have been approved by New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by Pacific Heights or its affiliate as New Portfolio’s sole shareholder.

At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.4) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Portfolio’s stockholders’/shareholders’ interests.

6.	EXPENSES

Subject to complying with the representation contained in paragraph 3.3(f), Pacific Heights shall bear all the Redomiciliation Expenses. The Redomiciliation Expenses include fees and expenses related to printing, mailing, and soliciting proxies and tabulating votes, expenses of holding stockholders meetings, and accounting, legal and custodial fees and expenses. Notwithstanding the foregoing, expenses shall be paid by the Portfolio directly incurring them if and to the extent that the payment thereof by another person would result in that Portfolio’s disqualification as a RIC or would prevent the Redomiciliation from qualifying as a tax-free reorganization.

7.	ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. Except for the provisions of Section 6 of this Agreement, the representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.	TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1 By either Investment Company: (a) in the event of the other Investment Company’s material breach of any representation, warranty or covenant contained herein to be performed at or before the Closing; (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met; (c) if a governmental body issues an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting consummation of the Redomiciliation; or (d) if the Closing has not occurred on or before June 1, 2016, or such other date as to which the Investment Companies agree; or

8.2 By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its directors/trustees, officers or stockholders/shareholders) shall have any liability to the other Investment Company.

9.	AMENDMENTS

The Investment Companies may amend, modify or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Portfolio’s stockholders’ approval thereof; provided that, following that approval no such amendment, modification or supplement shall have a material adverse effect on the Stockholders’ interests.

10.	SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.	MISCELLANEOUS

11.1 This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the Federal Securities Laws, the latter shall govern.

11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust or corporation other than each Investment Company and its respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3 Notice is hereby given that this instrument is executed and delivered on behalf of New Trust’s trustees solely in their capacities as trustees and not individually. Each Investment Company’s obligations under this Agreement are not binding on or enforceable against any of its directors/trustees, officers or stockholders/shareholders but are only binding on and enforceable against its property attributable to and held for the benefit of the Portfolio that is a series thereof and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims under this Agreement, shall look only to those respective properties in settlement of those rights or claims and not to those directors/trustees, officers or stockholders/shareholders.

11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

(Signature page follows)

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC., on behalf of each of its series listed on Schedule A

By:
Name:
Title:

PERMANENT PORTFOLIO FAMILY OF FUNDS, on behalf of each of its series listed on Schedule A

By:
Name:
Title:

For purposes of Section 6 of this Agreement only:

PACIFIC HEIGHTS ASSET MANAGEMENT, LLC

By:
Name:
Title:

Schedule A

Old Portfolios (each a series of Corporation)	New Portfolios (each a series of New Trust)
Permanent Portfolio	Permanent Portfolio
Short-Term Treasury Portfolio	Short-Term Treasury Portfolio
Versatile Bond Portfolio	Versatile Bond Portfolio
Aggressive Growth Portfolio	Aggressive Growth Portfolio

APPENDIX C

FORM OF DECLARATION OF TRUST

PERMANENT PORTFOLIO FAMILY OF FUNDS

(a Delaware Statutory Trust)

AGREEMENT AND DECLARATION OF TRUST

Dated as of September 21, 2015

PERMANENT PORTFOLIO FAMILY OF FUNDS

AGREEMENT AND DECLARATION OF TRUST

This AGREEMENT AND DECLARATION OF TRUST is made and entered into as of September 21, 2015, by the Trustees whose signatures are affixed hereto.

WHEREAS, the Trustees desire to create a trust for the investment and reinvestment of funds contributed by the holders from time to time of the shares of beneficial interest in the Trust;

WHEREAS, the assets of the Trust may be divided into one or more Series, each with its own separate investment portfolio and investment objectives, policies and restrictions, and the beneficial interest in each such Series divided into transferable Shares, there being a separate series of Shares for each Series, all in accordance with the provisions hereinafter set forth; and

WHEREAS, the Trustees intend to form the Trust as a Delaware statutory trust by the filing of a certificate of trust in the office of the Delaware Secretary of State in accordance with the Delaware Act.

NOW, THEREFORE, the Trustees do hereby declare that all cash, securities and other assets contributed to the Trust, together with the income therefrom and the proceeds thereof, shall be held and managed upon the following terms and conditions.

ARTICLE I

NAME AND DEFINITIONS

Section 1.1 Name. The name of the Trust is “Permanent Portfolio Family of Funds” and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine. The Trustees may, without Shareholder approval, change the name of the Trust or any Series or Class and adopt such other name as they deem proper. Any name change of any Series or Class shall become effective upon the adoption by the Board of Trustees of a resolution approving such change, whether directly in such resolution or by reference to or approval of another document that sets forth such change, or at a future date or time specified in such resolution or other document.

Any name change of the Trust shall become effective upon the filing of a certificate of amendment reflecting such change in the office of the Delaware Secretary of State or at a future date or time specified in such certificate of amendment. Any such name change of the Trust shall constitute an amendment to this Declaration of Trust.

Section 1.2 Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

“By-laws” means the by-laws of the Trust, as amended from time to time, which By-laws are incorporated herein by reference as part of the Trust’s “governing instrument” within the meaning of § 3801(c) of the Delaware Act;

“Certificate of Trust” means the certificate of trust, as amended from time to time, filed by the Trustees in the office of the Delaware Secretary of State in accordance with the Delaware Act to form the Trust;

“Class” means a class of Shares of any Series established by the Trustees in accordance with the provisions of Article III;

“Commission” means the U.S. Securities and Exchange Commission;

“Declaration of Trust” means this Agreement and Declaration of Trust, as amended from time to time, which constitutes the “governing instrument” of the Trust within the meaning of § 3801(c) of the Delaware Act;

“Delaware Act” means the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq., as amended from time to time;

“1940 Act” means the Investment Company Act of 1940, and the rules and regulations promulgated thereunder, all as amended from time to time; and “interested person,” “investment adviser” and “principal underwriter” have the meanings given them in the 1940 Act;

“Registration Statement” means the Trust’s registration statement or statements as filed with the Commission under the Securities Act of 1933 and the 1940 Act, as amended and from time to time in effect, and includes any prospectus or statement of additional information forming a part thereof;

“Series” means a series of Shares established by the Trustees in accordance with the provisions of Article III;

“Shareholder” means a record owner of outstanding Shares;

“Shares” means the equal proportionate transferable units of beneficial interest into which the beneficial interest in the Series shall be divided from time to time;

“Trust” means the Delaware statutory trust formed under the Delaware Act by the adoption of this Declaration of Trust and the filing of the Certificate of Trust; and

“Trustees” means the individuals who have signed this Declaration of Trust and all other individuals who may from time to time be duly appointed or elected to serve as Trustees in accordance with the provisions hereof, in each case so long as such individual shall continue in office in accordance with the terms of this Declaration of Trust. Reference herein to the “Board of Trustees” refers to the individuals, as a group, who from time to time constitute the Trustees in their capacities as Trustees hereunder.

ARTICLE II

PURPOSE OF THE TRUST

The purpose of the Trust is to conduct, operate and carry on the business of an investment company registered under the 1940 Act through one or more Series, and to carry on such other business or businesses as the Trustees may from time to time determine pursuant to their authority under this Declaration of Trust. In furtherance of the foregoing, the Trust may do everything necessary, suitable, convenient or proper for the conduct, promotion and attainment of any businesses and purposes which at any time may be incidental to, or may appear conducive or expedient for the accomplishment of the business of, an investment company registered under the 1940 Act and which may be engaged in or carried on by a statutory trust formed under the Delaware Act; and in connection therewith, the Trust shall have and may exercise all of the powers conferred by the laws of the State of Delaware upon a Delaware statutory trust.

ARTICLE III

BENEFICIAL INTEREST

Section 3.1 Division of Beneficial Interest.

(a) The beneficial interest in the Trust shall be divided into Shares, without par value, of one or more separate and distinct Series. The Shares of any Series may be divided into two or more Classes. Subject to the distinctions permitted among Classes of any Series consistent with the requirements of the 1940 Act, each Share of any Series shall represent an equal beneficial interest in the assets held with respect to such Series, and each Shareholder of such Series shall be entitled to receive such Shareholder’s pro rata share of distributions of income and capital gains, if any, made with respect to such Series. The number of Shares of each Series and Class authorized to be issued hereunder is unlimited. Notwithstanding any other provision of this Declaration of Trust, all Shares issued hereunder, including Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and nonassessable when the consideration therefor determined by the Trustees, if any, shall have been received by the Trust.

(b) Subject to the provisions of this Article III and any applicable requirements of the 1940 Act, the Trustees shall have full power and authority, in their sole discretion, and without obtaining any authorization or vote of the Shareholders of any Series or Class: (i) to establish and to change in any manner any Series or Class with such preferences, voting powers, rights, privileges, and business purpose or investment objective as the Trustees may from time to time determine, which preferences, voting powers, rights, privileges and business purpose or investment objective may be different from any existing Series or Class and may be limited to specified assets or liabilities of the Trust or profits and losses associated therewith; (ii) to divide or combine the Shares of any Series or Class into a greater or lesser number without thereby materially changing the proportionate beneficial interest of the Shares of such Series or Class in the assets held with respect to such Series or Class; (iii) to combine any two or more Series or Classes into a single Series or Class, and in connection therewith to cause the Shareholders of each such Series or Class to become Shareholders of such single Series or Class, or to divide any Series or Class into an additional one or more Series or Classes, and in connection therewith to cause some or all of the Shareholders of such Series or

Class to become Shareholders of such additional Series or Classes; and (iv) to take such other action with respect to the Shares of any Series or Class as the Trustees may deem desirable.

Section 3.2 Establishment of Series and Classes. The initial Series and Classes of the Trust are listed in Schedule A hereto. The relative rights and preferences of the initial Series and Classes shall be as set forth herein. The establishment of any additional Series or Class shall be effective upon the adoption by the Board of Trustees of a resolution that sets forth the establishment and designation of or otherwise identifies such Series or Class. The relative rights and preferences of each additional Series or Class shall be as set forth herein, unless expressly provided otherwise by the Trustees in establishing such Series or Class. The Trustees shall cause Schedule A to be amended from time to time to reflect the establishment of any additional Series or Class or the termination of any Series or Class; however, any such amendment shall not be requisite to the effectiveness of the establishment or termination of any Series or Class. For the avoidance of doubt, the Registration Statement shall not constitute a contract between the Trust or any Series and the Shareholders, and shall not give rise to any contract claims by the Shareholders against the Trust or any Series.

Shares of each Series and Class shall have the following relative rights and preferences:

(a) Assets and Liabilities of Series and Classes.

                (i) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested and all income, earnings, profits and proceeds thereof from whatever source derived, including any proceeds derived from the sale, exchange or liquidation of such assets and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably be held with respect to that Series for all purposes, shall be accounted for in separate and distinct records separately from the other assets of the Trust, or the assets held with respect to any other Series, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, funds or payments, in whatever form the same may be, are herein referred to as “assets held with respect to” that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments that are not readily identifiable as assets held with respect to any particular Series, the Trustees shall allocate such assets to, between or among any one or more of the Series in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable, and any assets so allocated to a particular Series shall be assets held with respect to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

                (ii) The assets held with respect to a particular Series shall be charged with all liabilities, expenses, costs, charges, fees and reserves attributable to that Series, except that liabilities attributable solely to a particular Class of that Series shall be charged solely to that Class. Any general liabilities, expenses, costs, charges, fees or reserves of the Trust that are not readily identifiable as chargeable to any particular Series or Class shall be allocated and charged to, between or among any one or more of the Series or Classes in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes.

                (iii) Without limiting the foregoing, but subject to the right of the Trustees to allocate liabilities as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets held with respect to that Series only, and not against the assets of the Trust generally or the assets held with respect to any other Series, and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other Series shall be enforceable against the assets held with respect to such Series. To the extent required by § 3804(a) of the Delaware Act in order to give effect to the limitation on inter-Series liabilities provided by this Section 3.2(a), separate and distinct records shall be maintained for each Series and the assets held with respect to each Series shall be held in such separate and distinct records (directly or indirectly, including through a nominee or otherwise) and accounted for in such separate and distinct records separately from the assets held with respect to all other Series, and of the Trust generally, and notice of the limitation on inter-Series liabilities as provided by this Section 3.2(a) shall be set forth in the Certificate of Trust.

(b) Distributions and Redemptions. Notwithstanding any other provisions of this Declaration of Trust, including Article VII, no dividend or distribution on the Shares of any Series or Class thereof, including any distribution paid in connection with the dissolution of the Trust or such Series or the termination of such Class, nor any redemption or repurchase of the Shares of such Series or Class, shall be effected by the Trust other than from the assets held with respect to such Series, nor shall any Shareholder or former Shareholder of any Series or Class thereof otherwise have any right or claim against the assets held with respect to any other Series, except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series or Class.

(c) Fractions. Any fractional Share of a Series or Class shall carry proportionately all the rights and obligations of a whole Share, including rights with respect to voting, receipt of dividends and distributions, redemption, and termination of such Series or Class or of the Trust.

(d) Exchange Privilege. The Trustees shall have the authority to provide that the Shareholders of any Series or Class shall have the right to exchange or convert their Shares for Shares of one or more other Series or Classes, or for interests in one or more trusts, corporations or other business entities (or a series or class of any of the foregoing) in accordance with such requirements and procedures as may be established by the Trustees.

Section 3.3 Investments in the Trust. Investments in any Series may be accepted, and Shares of such Series or Class thereof may be issued without limitation as to number, to such persons, at such times, on such terms and for such type and amount of consideration, which may consist of cash or tangible or intangible property or a combination thereof, as the Trustees may from time to time authorize in their sole discretion. The Trustees shall have the right to refuse to accept any investment or to issue Shares to any person at any time and for any reason.

Section 3.4 Small Accounts. The Trustees may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may differ within and among any Series or Class, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), or require the involuntary redemption of Shares held in, those accounts the value of which for any reason falls below such established minimum investment amounts, or may authorize the Trust to convert Shares in any such account to Shares of another Series or Class (whether of the same or a different Series), or take any other such action with respect to minimum investment amounts as they may deem necessary or appropriate.

Section 3.5 Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall contain the names and addresses of the Shareholders and the number of Shares of each Series and Class held by each Shareholder. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as are considered appropriate for the issuance of certificates for Shares, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to the identity of the Shareholders and the number of Shares of each Series and Class held from time to time by each Shareholder. The Trust shall be entitled to treat the holder of record of any Shares as the owner thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Shares on the part of any other person, whether or not the Trust shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware. No Shareholder shall be entitled to receive payment of any dividend or other distribution, or to have notice given to him as herein or in the By-laws provided, until such Shareholder has given his address and such other information as shall be thereupon required to the transfer or similar agent or to such other officer or agent of the Trust as shall keep the record books of the Trust for entry thereof. The Shareholders shall upon demand disclose to the Trust in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code or other applicable laws or regulations.

Section 3.6 Transfer of Shares. Except as otherwise provided by the Trustees, Shares shall be transferable on the books of the Trust only by the record holder thereof or by his duly authorized agent upon delivery to the Trust’s transfer or similar agent of a duly executed instrument of transfer, together with a certificate for the Shares if one is outstanding, and such evidence of the genuineness of each such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery, and subject to any further requirements specified by the Trustees, the transfer shall be recorded on the books of the Trust. Until the transfer is so recorded, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder, and neither the Trustees, nor any transfer or similar agent, nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

Section 3.7 No Preemptive or Appraisal Rights. Shareholders shall have no preemptive or other right to acquire, purchase or subscribe to any additional Shares or other securities issued by the Trust, other than such right, if any, as the Trustees in their discretion may determine. Shareholders shall have no appraisal rights with respect to their Shares.

Section 3.8 Status of Shares; Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to the terms of any By-laws adopted pursuant to Section 5.1(b)(iii) hereof. The death, incapacity, dissolution, termination or bankruptcy of a Shareholder during the existence of the Trust or an applicable Series shall not operate to terminate the Trust or such Series, nor entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of such Shareholder under this Declaration of Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the assets held with respect to the applicable or any other Series, or the assets of the Trust generally, or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. For the avoidance of doubt, Shareholders shall have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust or any Series thereof with any service provider or other agent to or contractor with the Trust or a Series thereof, including, without limitation, any third party beneficiary rights. None of the Trust, the Trustees or any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay. No Shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series or Class. Shareholders shall be entitled, to the fullest extent permitted by law, to the same limitation of personal liability as is extended under the Delaware General Corporation Law to stockholders of private corporations for profit.

ARTICLE IV

TRUSTEES

Section 4.1 Number, Election and Tenure. The initial Trustees shall be the individuals signing this Declaration of Trust. The Trustees may increase or decrease the number of Trustees from time to time; provided, however, that there shall at all times be at least one Trustee. No decrease in the number of Trustees shall have the effect of removing any Trustee from office, but the number of Trustees may be decreased in conjunction with the removal of a Trustee. The Trustees shall serve during the existence of the Trust and until its termination as herein provided, except that: (i) any Trustee may resign by delivering to the other Trustees or to any officer of the Trust a written resignation effective upon such delivery, or a later date as is specified therein; (ii) any Trustee may be removed with or without cause at any time by action of at least three-quarters of the other Trustees; and (iii) any Trustee may be removed at any meeting of the Shareholders by a vote of at least two-thirds of the outstanding Shares. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following the effective date of his resignation or removal, or any right to damages on account of such removal.

Section 4.2 Vacancies and Appointment of Trustees. Whenever a vacancy exists on the Board of Trustees, regardless of the reason for such vacancy, the remaining Trustees may fill such vacancy by appointing such other individual as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees or by resolution of the Board of Trustees, duly adopted, whereupon the appointment shall take effect or shall take effect at such later date set forth in such instrument or resolutions. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that such appointment shall become effective only at or after the effective date of such retirement, resignation or increase. The power of the Trustees to appoint a Trustee pursuant to this Section 4.2 is subject to the provisions of Section 16(a) of the 1940 Act. The Shareholders shall not be entitled to elect Trustees except as required by the 1940 Act.

Section 4.3 Acceptance of Trusts. Whenever any conditions to the appointment or election of any individual as a Trustee hereunder who was not, immediately prior to such appointment or election, serving as a Trustee shall have been satisfied, such individual shall become a Trustee and the Trust estate shall vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance. Such new Trustee shall accept such appointment or election in writing, but the execution of such writing shall not be requisite to the effectiveness of the appointment or election of a new Trustee.

Section 4.4 Effect of Death, Resignation, Etc. of a Trustee. The death, declination to serve, resignation, retirement, removal or incapacity of one or more Trustees, or all of them, shall not operate to dissolve the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever there shall be fewer than the designated number of Trustees, until additional Trustees are appointed or elected as provided herein to bring the total number of Trustees equal to the designated number, the Trustees in office, regardless of their number, shall have all the powers granted to the Board of Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust. As evidence of such vacancy, an instrument certifying the existence of such vacancy may be executed by an officer of the Trust or by a Trustee.

Section 4.5 Trustee Action; Action by Written Consent. Except as otherwise provided herein or from time to time in the By-laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of the Board of Trustees at which a quorum is present, within or outside the State of Delaware, or by unanimous written consent of the Trustees.

Section 4.6 Payment of Trust Expenses; Trustee Compensation.

(a) The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of the principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including the Trustees’ and officers’ compensation and such expenses and charges for the services of the Trust’s officers, employees, agents or independent contractors, and such other expenses and charges, as the Trustees may, in their sole discretion, deem necessary or proper to incur.

(b) Any Trustee may be compensated for his services as Trustee by fixed periodic payments or by fees for attendance at meetings, by both or otherwise, and in addition may be reimbursed for transportation and other expenses, all in such manner and amounts as the Board of Trustees may from time to time determine. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

Section 4.7 Ownership of Assets of the Trust. Title to the assets of the Trust shall at all times be considered as vested in the Trust, and title to the assets held with respect to each Series shall at all times be considered as vested in the Trust as nominee for such Series. Notwithstanding the foregoing, the Trustees shall have power to cause legal title to any assets of the Trust to be held by or in the name of one or more of the Trustees, or in the name of any other person as nominee, on such terms as the Trustees may determine with the same effect as if such assets were held in the name of the Trust or in the name of the Trust as nominee for such Series. No creditor of any Trustee shall have any right to obtain possession, or otherwise exercise legal or equitable remedies with respect to, any of the assets of the Trust, with respect to any claim against, or obligation of, such Trustee in his individual capacity and not related to the Trust. The right, title and interest of the Trustees in the assets of the Trust shall vest automatically in each person who may hereafter become a Trustee. Upon the resignation, retirement, removal, declination to serve, incapacity or death of a Trustee, he shall automatically cease to have any right, title or interest in any of the assets of the Trust, and the right, title and interest of such Trustee in the assets of the Trust shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

ARTICLE V

POWERS OF THE TRUSTEES

Section 5.1 Powers.

(a) Subject to the provisions of this Declaration of Trust, the business and affairs of the Trust and each Series shall be managed by the Board of Trustees and the Trustees shall have all powers necessary or convenient to carry out that responsibility. The Trustees in all instances shall act as principals, free of the control of the Shareholders. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary, proper or desirable in the management of the Trust and any Series. Unless otherwise expressly provided herein or required by the 1940 Act, the Trustees may take any action or exercise any power without any vote or consent of the Shareholders.

(b) Subject to any applicable limitation in this Declaration of Trust or the By-laws, the Board of Trustees, on behalf of the Trust or any Series, shall have the power and authority, without limitation:

(i) To operate as and carry on the business of an investment company registered under the 1940 Act and exercise all the powers necessary and proper to conduct such a business;

(ii) To subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, lend, pledge, mortgage, hypothecate, write options on, lease, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of any form of property, including, but not limited to, securities of any kind (including, but not limited to, common and preferred stocks, warrants, bonds, debentures, time notes and all other evidences of indebtedness, negotiable or non-negotiable instruments, obligations, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, dollar rolls, convertible securities, forward contracts, options, futures contracts, swaps and other financial contracts or derivative instruments, and securities issued by an investment company (whether registered under the 1940 Act or unregistered) or any series thereof), without regard to whether any such securities mature before or after the possible termination of the Trust or one or more of its Series, precious metals and other minerals (including, but not limited to, gold and silver bullion and bullion-type coins), contracts to purchase and sell, and in other interests of every nature and kind in, such precious metals or minerals, and cash (U.S. and foreign currencies) and related instruments, and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such property of every kind and description; and to hold cash or other property uninvested;

(iii) To adopt By-laws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust or any Series including, without limitation, By-laws governing the rights and powers of the Trust, its Trustees, officers, employees and Shareholders, and to amend and repeal them to the extent such right is not reserved to the Shareholders;

(iv) To establish a registered office and have a registered agent in the State of Delaware;

(v) To establish committees for such purposes, with such membership, and with such responsibilities as the Trustees may consider proper, including a committee consisting of fewer than all of the Trustees then in office, which may act for and bind the Board of Trustees and the Trust with respect to the institution, prosecution, dismissal, settlement, review or investigation of any legal action, suit or proceeding, pending or threatened, to be brought before any court, administrative agency or other adjudicatory body;

(vi) To elect and remove such officers and to appoint and terminate such agents as the Trustees deem appropriate;

(vii) To delegate such authority as the Trustees consider desirable to any officers of the Trust and to any agent or independent contractor, including any manager, investment adviser, custodian, administrator, principal underwriter or other service provider;

(viii) To establish and designate Series and Classes in accordance with the provisions of Article III, Section 3.2;

(ix) To the full extent permitted by § 3804 of the Delaware Act, to allocate assets of the Trust to a particular Series, and liabilities to a particular Series or Class thereof, or to apportion the same between or among two or more Series or Classes, provided that any liabilities incurred by a particular Series or a Class thereof shall be payable solely out of the assets held with respect to that Series as provided for in Article III, Section 3.2;

(x) To interpret the investment objectives, policies and restrictions of any Series;

(xi) To hold any security or other property in a form not indicating any trust, whether in bearer, book-entry, unregistered or other negotiable form, or either in the Trust’s or a Trustee’s own name or in the name of a custodian or a nominee or nominees, subject to safeguards according to the usual practice of statutory trusts or investment companies;

(xii) To sell, exchange or otherwise dispose of any or all of the assets of the Trust;

(xiii) To vote or give assent, or exercise any rights of ownership, with respect to securities or other property, and to execute and deliver proxies or powers of attorney delegating such power to such persons as the Trustees deem proper;

(xiv) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(xv) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer whose securities are held by the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held by the Trust;

(xvi) To borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security any assets of the Trust, including the lending of portfolio securities, and to endorse, guarantee or undertake the performance of any obligation, contract or engagement of any other person, firm, association or corporation;

(xvii) To retain one or more transfer agents and shareholder servicing agents, or both;

(xviii) To provide for the distribution of Shares through a principal underwriter or by the Trust, or both, and to adopt a distribution plan pursuant to Rule 12b-1 under the 1940 Act;

(xix) To issue, sell, repurchase, redeem, cancel, retire, acquire, hold, resell, reissue, dispose of and otherwise deal in Shares; to establish terms and conditions including any fees or expenses regarding the issuance, sale, repurchase, redemption, cancellation, retirement, acquisition, holding, resale, reissuance, disposition of or dealing in Shares; and, subject to Articles III and VII, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or other property of the Trust;

(xx) To declare and make distributions of income and of capital gains to Shareholders;

(xxi) To set record dates in the manner provided for herein or in the By-laws;

(xxii) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any Series or any matter in controversy including, but not limited to, claims for taxes;

(xxiii) To adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans and trusts, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

(xxiv) To purchase and pay for out of the assets of the Trust, insurance policies insuring the Shareholders, Trustees, officers, employees, agents or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such person in such capacity, whether or not the Trust would have the power to indemnify such person against such claim, or to otherwise indemnify such persons, out of the assets of the Trust, to the fullest extent permitted by this Declaration of Trust; and

(xxv) To enter into contracts or carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary or desirable to accomplish any purpose or to further any of the foregoing powers, to take every other action incidental to the foregoing businesses or purposes, objects or powers, and to engage in any other lawful act or activity in which a statutory trust organized under the Delaware Act may engage.

(c) The Trustees shall not in any way be bound or limited by current or future laws or customs applicable to investments by trustees, but shall have full power and authority to make any investments which they, in their sole discretion, deem proper to accomplish the purposes of the Trust. The Trustees may exercise all of their powers without recourse to any court or other authority. The Trustees shall have the power to construe and interpret this Declaration of Trust and to act upon any such construction or interpretation. Any construction or interpretation of this Declaration of Trust by the Trustees and any action taken pursuant thereto and any determination as to what is in the interests of the Trust and the Shareholders made by the Trustees shall, in each case, be conclusive and binding on all Shareholders and all other persons for all purposes. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees.

Section 5.2 Service Contracts.

(a) The Trustees, on behalf of the Trust or any Series, may enter into contracts with one or more persons to act as investment adviser, administrator or other agent, and as such to perform such functions as the Trustees may deem reasonable and proper, including investment management, advisory or research services, valuation of assets, clerical and administrative functions, under such terms and conditions, and for such compensation, as the Trustees may deem advisable. The Trustees may also authorize any investment adviser to employ one or more sub-advisers from time to time and any administrator to employ one or more sub-administrators from time to time, upon such terms and conditions as shall be approved by the Trustees.

(b) The Trustees, on behalf of the Trust or any Series, may enter into a contract or contracts with one or more persons to act as principal underwriter whereby the Trust may agree either to sell Shares of any Series or Class to the other party or parties to the contract or appoint such other party or parties its sales agent for such Shares and with such other provisions as the Trustees may deem reasonable and proper, and the Trustees, on behalf of the Trust or any Series, may from time to time enter into transfer agency, sub-transfer agency and shareholder servicing contracts, in each case with such terms and conditions, and providing for such compensation, as the Trustees may deem advisable.

(c) The Trustees are further empowered, at any time and from time to time, to contract with any person to provide such other services to the Trust, or one or more of the Series, as the Trustees determine to be in the best interests of the Trust and the applicable Series.

(d) Any contract of the character described in this Section 5.2 may be entered into with any person, including an investment adviser or principal underwriter, or any affiliate of such investment adviser or principal underwriter, although one or more of the Trustees, officers or Shareholders may be an officer, director, trustee, manager, shareholder, partner or member of such other party to the contract, or otherwise interested in such contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust or any applicable Series under or by reason of said contract, or accountable for any profit realized directly or indirectly therefrom. The same person may be a party to more than one contract entered into pursuant to this Section 5.2 and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 5.2.

Section 5.3 Delegation by Trustees. Subject only to any limitations required by applicable law, by this Declaration of Trust or the By-laws, the Board of Trustees may delegate any and all powers and authority hereunder as the Trustees consider desirable to any officer of the Trust, any committee of the Trustees, any committee composed of Trustees and other persons, and any committee composed only of persons other than Trustees and to any agent, independent contractor or employee of the Trust or to any custodian, administrator, transfer or shareholder servicing agent, investment adviser, principal underwriter or other service provider, provided that such delegation of power or authority shall not cause any Trustee to cease to be a Trustee of the Trust, or cause any such person to whom any power or authority has been delegated to be a Trustee of the Trust. The reference in this Declaration of Trust to the right of the Trustees to, or circumstances under which they may, delegate any power or authority, or the reference in this Declaration of Trust to the authorized agents of the Trust or any other person to whom any power or authority has been or may be delegated pursuant to any specific provision of this Declaration of Trust, shall not limit the authority of the Board of Trustees to delegate any other power or authority under this Declaration of Trust to any person, subject only to any limitations under applicable law.

Section 5.4 Trustees and Officers as Shareholders, Etc. Any Trustee, officer or agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent, and the Trustees may issue and sell and cause to be issued and sold Shares to, and redeem such Shares from, any such person or any firm or company in which such person is interested, subject only to the general limitations contained herein relating to the sale and redemption of such Shares. Any Shareholder, Trustee or officer of the Trust may lend money to, borrow money from, act as a surety, guarantor or endorser for, guarantee or assume one or more obligations of, provide collateral for and transact other business with the Trust or any Series and, subject to applicable law, shall have the same rights and obligations with respect to any such matter as a person who is not a Shareholder, Trustee or officer of the Trust.

Section 5.5 Certain Transactions. Except as prohibited by the 1940 Act, the Trustees may, on behalf of the Trust or any Series, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, administrator, principal underwriter or transfer agent for the Trust or with any interested person of such person. The Trust may employ any such person or entity of which such person is an interested person as broker, legal counsel, investment adviser, administrator, principal underwriter, transfer agent, dividend disbursing agent, custodian or in any other capacity upon customary terms.

ARTICLE VI

SHAREHOLDER VOTING AND MEETINGS

Section 6.1 Voting Powers. The Shareholders shall have power to vote only: (i) for the election or removal of Trustees as and to the extent provided in Section 4.1; (ii) with respect to such additional matters relating to the Trust as may be required by the 1940 Act or other applicable law; and (iii) as the Trustees may otherwise consider necessary or advisable in their sole discretion. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote.

Notwithstanding any other provision of the Declaration of Trust, on any matters submitted to a vote of the Shareholders, all Shares then entitled to vote shall be voted in the aggregate, except: (i) when required by the 1940 Act, Shares shall be voted by individual Series or Class; (ii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon; and (iii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more Classes, then only the Shareholders of such Classes shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the By-laws, which may provide that a proxy may be given in writing or by electronic, telephonic or other alternatives means, or in any other manner deemed acceptable by the Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-laws to be taken by Shareholders.

Section 6.2 Meetings of Shareholders. Meetings of Shareholders may be called from time to time for the purpose of acting on any matter requiring the vote or authority of Shareholders as herein provided, or on any other matter deemed by the Trustees to be necessary or desirable. The Trust shall not be required to hold annual meetings of the Shareholders unless required by law. Meetings of Shareholders shall be called, and notice thereof and the record dates therefor shall be given and set, as provided by the By-laws. Meetings of Shareholders may be held within or outside the State of Delaware.

Section 6.3 Quorum and Required Vote. One-third of the Shares entitled to vote in person or by proxy shall constitute a quorum for the transaction of business at a Shareholders’ meeting, except that where any provision of law or this Declaration of Trust permits or requires the holders of any Series to vote as a Series or the holders of a Class to vote as a Class, then one-third of the aggregate number of Shares of that Series or Class entitled to vote shall constitute a quorum for the transaction of business by that Series or Class. Any meeting of Shareholders may, by action of the chairman of the meeting, be adjourned with respect to one or more matters to be considered at such meeting, whether or not a quorum is present with respect to such matter(s). Any adjourned meeting may be held as adjourned without further notice if the date, time and place of the adjourned meeting were announced at the time of the adjournment. Except when a larger vote is required by any provision of this Declaration of Trust or the By-laws or by applicable law, when a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality of the

Shares voted shall elect a Trustee, provided that where any provision of law or this Declaration of Trust requires the holders of any Series to vote as a Series or the holders of a Class to vote as a Class, then a majority of the Shares of that Series or Class voted on the matter shall decide that matter insofar as that Series or Class is concerned.

Section 6.4 Action by Written Consent. Any action that may be taken at any meeting of Shareholders may be taken without a meeting, if written or electronic consent to the action is filed with the records of the meetings of Shareholders by the holders of the number of Shares that would be required to approve the matter as provided in Section 6.3 and such action is submitted to Shareholders by the consent of the Board of Trustees. Such written Shareholder consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

ARTICLE VII

DISTRIBUTIONS, REDEMPTIONS; NET ASSET VALUE

Section 7.1 Distributions. The Board of Trustees may declare and pay dividends and other distributions on the Shares of any Series. The amount and payment of such dividends or distributions and their form, whether they are in cash, Shares or other property, shall be determined by the Trustees. Dividends and other distributions may be paid pursuant to a standing resolution adopted once or more often as the Trustees determine. All dividends and other distributions on the Shares of a particular Series shall be distributed pro rata to the Shareholders of that Series in proportion to the number of Shares of that Series they held on the record date established for such payment, except that such dividends and distributions shall appropriately reflect all liabilities, expenses, costs, charges, fees and reserves attributable or allocated to any Class of that Series. The Trustees may adopt and offer to Shareholders such dividend reinvestment, cash dividend payout or similar plans as the Trustees deem appropriate.

Section 7.2 Redemptions.

(a) The Trust shall purchase such Shares as are offered by any Shareholder for redemption in accordance with such procedures as the Trustees may from time to time authorize for the redemption of Shares, and the Trust will pay therefor, solely from the assets held with respect to the applicable Series, the net asset value thereof, in accordance with the applicable provisions of the 1940 Act, less any charges or fees imposed on such redemption. To the extent permitted by law, the Trustees may retain the proceeds of any redemption of Shares required by them for payment of amounts due and owing by a Shareholder to the applicable Series or the Trust. Unless extraordinary circumstances exist, payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request for redemption is received in proper form. The obligation set forth in this Section 7.2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules and regulations or an order of the Commission during periods when trading on the New York Stock Exchange is restricted, or during any emergency which makes it impracticable for the Trust to dispose of the investments of any applicable Series or to determine fairly the value of the net assets of such Series, or during any other period permitted by order of the Commission for the protection of investors, such obligation may be suspended or postponed by the Trustees. In the case of a suspension of the right of redemption as provided herein, a Shareholder may either withdraw the request for redemption or receive payment based on the net asset value per Share next determined after the termination of such suspension, less any charges or fees imposed on such redemption. On and after the date of redemption, Shares redeemed pursuant to this Section 7.2 shall no longer be deemed to be outstanding for any purpose and the Shareholder shall cease to have any rights as a holder of such Shares, except for the right to receive payment of the redemption price.

(b) Subject to the 1940 Act, the redemption price may be paid, in any case or cases, wholly or partly in kind if the Trustees determine in their sole discretion that such payment is advisable in the interest of the remaining Shareholders of the Series of which the Shares are being redeemed, and the value, selection and quantity of securities or other property so paid or delivered as all or part of the redemption price may be determined by or under authority of the Trustees in their sole discretion.

(c) The Trustees may require any Shareholder or group of Shareholders (including some or all of the Shareholders of any Series or Class) to redeem Shares for any reason as determined by the Trustees, in their sole discretion, including: (i) the determination of the Trustees that direct or indirect ownership of Shares has or may become concentrated to an extent that would disqualify any Series or the Trust as a regulated investment company under the Internal Revenue Code; (ii) the failure to supply a tax identification number or other identifying information required to comply with applicable law or regulation; (iii) if the Share activity of the account or ownership of Shares by a particular Shareholder is deemed by the Trustees either to affect adversely the Trust or any Series, or not to be in the best interests of the remaining Shareholders of any Series or Class; (iv) the failure of a Shareholder to pay when due the consideration for the purchase of Shares issued to him; or (v) if a Shareholder fails to meet or maintain the qualifications for ownership of Shares of a particular Series or Class. Any such redemption shall be effected at the redemption price and in the manner provided in this Section 7.2.

Section 7.3 Net Asset Value; Net Income. The net asset value per Share of each Series and Class shall be determined in accordance with the methods and procedures established by the Trustees from time to time in accordance with the 1940 Act. Subject to the applicable provisions of the 1940 Act, the Trustees may delegate any of their powers and duties with respect to the valuation of assets and the determination of net asset value per Share to one or more Trustees or officers of the Trust or to an investment adviser, administrator, custodian or other agent appointed for such purpose. The net asset value per Share of each Series and Class shall be determined separately on such days and times as the Trustees may determine or, in the absence of action by the Trustees, as of the close of regular trading on the New York Stock Exchange on each day for all or part of which the New York Stock Exchange is open for regular trading.

ARTICLE VIII

CUSTODIAN

The Trustees shall at all times place and maintain the securities and other investments of the Trust in the custody of one or more custodians meeting the requirements of the 1940 Act or as otherwise permitted by the Commission or its staff. The Trustees, on behalf of the Trust or any Series, may enter into an agreement with a custodian on terms and conditions acceptable to the Trustees, providing for the custodian, among other things: (i) to hold the securities and other investments owned by the Trust and deliver the same upon written order or oral order confirmed in writing; (ii) to receive and give a receipt for money paid for any moneys due to the Trust and, on behalf of the Trust or any Series, deposit the same in its own banking department or elsewhere; (iii) to disburse such funds upon orders or vouchers; and (iv) to employ one or more sub-custodians. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities of the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust or its custodians, sub-custodians or other agents.

ARTICLE IX

LIMITATION OF LIABILITY; INDEMNIFICATION

Section 9.1 Limitation of Liability.

(a) Except as required by the 1940 Act, no Trustee, officer, employee or agent of the Trust shall owe any fiduciary duties to the Trust or any Series or to any Shareholder or any other person. The Trustees, officers, employees and agents of the Trust shall only have the duty to perform their respective obligations expressly set forth herein in a manner that does not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties as a Trustee, officer, employee or agent expressly set forth in this Declaration of Trust.

(b) To the extent that, at law (common or statutory) or in equity, the Trustees, officers, employees or agents of the Trust otherwise have duties (including fiduciary duties) and liabilities relating thereto, such duties (including fiduciary duties) and liabilities are eliminated and replaced by the duties and liabilities of the Trustees, officers, employees and agents of the Trust as expressly set forth herein.

(c) Except as otherwise expressly set forth herein, the officers, employees and agents of the Trust shall not have any personal liability to any person other than the Trust or its Shareholders for any act, omission or obligation of the Trust or any Trustee. No officer, employee or agent of the Trust shall be liable to the Trust or its Shareholders for any act or omission or any conduct whatsoever; provided that nothing contained herein shall protect any officer, employee or agent against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties as an officer, employee or agent as expressly set forth herein.

(d) A Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of his duties expressly set forth herein, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing: (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any other person, including any officer, agent, employee, independent contractor or consultant, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may rely upon advice of legal counsel or other experts and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) the Trustees shall be entitled to rely upon the records of the Trust and upon information, opinions, reports or statements presented by another Trustee or any officer, employee or agent of the Trust, or by any other person, as to matters reasonably believed to be within such person’s professional or expert competence. The appointment, designation or identification of a Trustee as an expert on any topic or in any area (including an audit committee financial expert), or any other special appointment, designation or identification of a Trustee, shall not impose on that Trustee any standard of care or liability that is greater than that imposed on him as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

(e) All persons extending credit to, contracting with or having any claim against the Trust or any Series shall look only to the assets of the Trust or the assets held with respect to the Series that such person extended credit to, contracted with or has a claim against, and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

(f) Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or any Series or the Trustees or officers by any of them in connection with the Trust or any Series shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, or officer or officers, as the case may be, and such Trustee or Trustees, or officer or officers shall not be personally liable thereon. At the Trustees’ discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the office of the Delaware Secretary of State and that a limitation on liabilities of Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust or the applicable Series by a Trustee or Trustees in such capacity and not individually, or by an officer or officers in such capacity and not individually, and that the obligations of such instrument are not binding upon any of them or the Shareholders individually, but are binding only on the assets of the Trust, or the assets held with respect to the applicable Series only and not against the assets of the Trust generally or the assets held with respect to any other Series, and may contain such further recital as such person or persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

Section 9.2 Indemnification.

(a) Subject to the exceptions and limitations contained in paragraph (b) below, every person who is or has been a Trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof. As used herein, the words “claim”, “action”, “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b) To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties expressly set forth herein; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement, (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry), or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the person or persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(d) To the maximum extent permitted by law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 9.2 shall be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 9.2; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission. The advancement of any expenses pursuant to this paragraph (d) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002 or for any other reason.

(e) Any repeal or modification of this Article IX or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article IX shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(f) Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 9.2 and any advancement of expenses that any Covered Person is entitled to be paid under paragraph (d) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article IX; provided that (i) any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable; and (ii) the Trustees may determine that any such liability, expense, or obligation should not be allocated to one or more Series (and Classes), and such Series or Classes shall not be liable therefor as provided under Section 3.2(a).

(g) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(h) Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other person. Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any person, including a Covered Person, or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX unless otherwise required under applicable law.

Section 9.3 Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled, out of the assets held with respect to the applicable Series, to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim against him for any act or obligation of the Trust or applicable Series.

ARTICLE X

DURATION, REORGANIZATION; AMENDMENTS

Section 10.1 Termination of the Trust or Any Series or Class.

(a) Unless terminated as provided herein, the Trust and each Series shall continue in perpetuity. The Trust or any Series may be dissolved, and any Class may be terminated, at any time by the Trustees without Shareholder approval or consent by written notice to the Shareholders or, in the case of the dissolution of any Series or termination of any Class, to the Shareholders of such Series or Class. Any action to dissolve the Trust shall be deemed to be an action to dissolve each Series and to terminate each Class.

(b) In accordance with § 3808 of the Delaware Act, upon the requisite action by the Trustees to dissolve the Trust or any one or more Series, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or the applicable Series as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets of the Trust or the assets held with respect to the affected Series to distributable form in cash, securities or other assets, or any combination thereof, and distribute the proceeds to the Shareholders of all Series or the applicable Series, ratably according to the number of Shares of all or such Series held by the several Shareholders of all or such Series on the date of distribution. Thereupon, any affected Series shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right title and interest of all parties with respect to such Series shall be canceled and discharged. Upon the requisite action by the Trustees to terminate any Class, the Trustees may, to the extent they deem it appropriate, follow the procedures set forth in this Section 10.1(b) that are specified in connection with the dissolution and winding up of the Trust or any Series. Alternatively, in connection with the dissolution of any Series or termination of any Class, the Trustees may treat such dissolution or termination as a redemption of the Shareholders of such Series or Class effected pursuant to Section 7.2(c) hereof, provided that the costs relating to the dissolution of such Series or termination of such Class shall be included in the determination of the net asset value of the Shares of such Series or Class for purposes of determining the redemption price to be paid to the Shareholders of such Series or Class (to the extent not otherwise included in such determination). In connection with the dissolution and liquidation of the Trust or any Series, or the termination of any Class, the Trustees may provide for the establishment of a liquidating trust or similar vehicle.

(c) Upon dissolution of the Trust, following completion of winding up of its business and affairs, the Trustees shall cause a certificate of cancellation of the Certificate of Trust to be filed in accordance with the Delaware Act. Upon the filing of such certificate of cancellation, the Trust shall terminate, the Trustees shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust shall be canceled and discharged.

Section 10.2 Reorganization; Master/Feeder Structure.

(a) Notwithstanding anything else herein, the Trustees may, in their sole discretion and without Shareholder approval, unless such approval is required by the 1940 Act: (i) cause the Trust to convert or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities (or, to the extent permitted by law, a series thereof) (including business entities created by the Trustees to accomplish such conversion, merger, reorganization or consolidation) so long as the surviving or resulting entity is an investment company registered under the 1940 Act or, to the extent permitted by law, a series thereof, and which, in the case of any business entity created by the Trustees to accomplish such conversion, merger, reorganization or consolidation, may (but need not) succeed to or assume the Trust’s registration under the 1940 Act and which, in any case, is formed, organized or existing under the laws of the United States or a state or possession of the United States; (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; (iii) cause the Trust to incorporate under the laws of a state or possession of the United States; or (iv) sell or convey all or substantially all of the assets of the Trust or the assets held with respect to any Series to one or more other Series or to another trust, partnership, limited liability company, association, corporation or other business entity (or, to the extent permitted by law, a series thereof) (including a business entity created by the Trustees to accomplish such sale and conveyance) organized under the laws of the United States or any state or possession of the United States so long as such entity is an investment company registered under the 1940 Act and which, in the case of any business entity created by the Trustees to accomplish such sale and conveyance, may (but need not) succeed to or assume the Trust’s registration under the 1940 Act, for adequate consideration as determined by the Trustees, which may include the assumption of liabilities of the Trust or any affected Series or Class and which also may include Shares of such other Series or Class or shares of beneficial interest, stock or other ownership interest in such business entity (or series thereof). Any certificate of merger, certificate of conversion or other applicable certificate may be signed by any one Trustee and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

(b) Pursuant to and in accordance with the provisions of § 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Declaration of Trust, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 10.2 may effect any amendment to this Declaration of Trust or effect the adoption of a new governing instrument of the Trust if the Trust is the surviving or resulting entity in the merger or consolidation.

(c) Notwithstanding anything else herein, the Trustees may, in their sole discretion and without Shareholder approval unless such approval is required by the 1940 Act, invest all or a portion of the assets held with respect to one or more Series, or dispose of all or a portion of the assets held with respect to one or more Series and invest the proceeds of such disposition, in interests issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of any state or jurisdiction) which is classified as a partnership for federal income tax purposes. Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, cause any Series that is organized in such a master-feeder structure to withdraw or redeem its assets from the master fund and cause such Series to invest its assets directly in securities and other investments or in another master fund.

Section 10.3 Amendments. This Declaration of Trust may be amended or otherwise supplemented at any time by: (i) an instrument in writing signed by a majority of the Trustees then in office; or (ii) adoption by a majority of the Trustees then in office of a resolution specifying such amendment. Any such amendment to this Declaration of Trust shall be effective immediately upon execution of such instrument or adoption of such resolution (or upon such future date as may be stated therein). No vote or consent of any Shareholder shall be required for any amendment of this Declaration of Trust, except: (i) as required by the 1940 Act, but only to the extent so required; or (ii) as determined by the Trustees in their sole discretion. The Certificate of Trust may be amended or restated by any Trustee as necessary or desirable to reflect any change in the information set forth therein, and any such amendment or restatement shall be effective immediately upon filing in the office of the Delaware Secretary of State or upon such future date as may be stated therein. Notwithstanding anything else herein, no amendment hereof shall limit the indemnification or other rights provided by Article IX with respect to any actions or omissions of Covered Persons prior to such amendment.

ARTICLE XI

MISCELLANEOUS

Section 11.1 Statutory Trust Only. It is the intention of the Trustees to form a statutory trust pursuant to the Delaware Act. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a statutory trust pursuant to the Delaware Act. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 11.2 Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees, or to see to the application of any payments made or property transferred to the Trust or any Series or upon its order.

Section 11.3 Applicable Law.

(a) The Trust is created under, and this Declaration of Trust is to be governed by and construed and enforced in accordance with, the laws of the State of Delaware. The Trust shall be a Delaware statutory trust pursuant to the Delaware Act, and without limiting the provisions hereof, the Trust specifically reserves the right to exercise any of the powers or privileges afforded to statutory trusts or actions that may be engaged in by statutory trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

(b) Notwithstanding paragraph (a) of this Section 11.3, there shall not be applicable to the Trust, the Trustees or this Declaration of Trust, the provisions of § 3540 of Title 12 of the Delaware Code or any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts that relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges; (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust; (iii) the necessity for obtaining a court or other governmental approval concerning the acquisition, holding or disposition of real or personal property; (iv) fees or other sums applicable to trustees, officers, agents or employees of a trust; (v) the allocation of receipts and expenditures to income or principal; (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets; (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration of Trust; (viii) the requirement that a trust have an identified beneficiary at the time of formation; or (ix) the requirement that a trust have corpus at the time of formation.

Section 11.4 Provisions in Conflict with Laws or Regulations.

(a) The provisions of the Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code and the regulations thereunder, the Delaware Act, or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

(b) If any provision of the Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust in any jurisdiction.

Section 11.5 Derivative Actions. In addition to the requirements set forth in § 3816 of the Delaware Act, a Shareholder may bring a derivative action on behalf of the Trust or any Series only if the following conditions are met:

(a) The Shareholder or Shareholders must make a pre-suit written demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of this Section 11.5(a), a demand on the Trustees shall only be deemed not likely to succeed and therefore be excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, are Trustees who are not “independent trustees” (as that term is defined in the Delaware Act). Such demand shall be executed by or on behalf of no fewer than three complaining Shareholders, each of which shall be unaffiliated and unrelated (by blood or marriage) to any other complaining Shareholder executing such demand. Such demand shall contain a detailed description of the action or failure to act complained of, the facts upon which such allegation is made and the reasonably estimated damages or other relief sought.

(b) Unless a demand is not required under paragraph (a) of this Section 11.5, Shareholders eligible to bring such derivative action under the Delaware Act who collectively hold Shares representing ten percent or more of all Shares issued and outstanding, or of the Series or Classes to which such action relates if it does not relate to all Series and Classes, shall join in the request for the Trustees to commence such action.

(c) Unless a demand is not required under paragraph (a) of this Section 11.5, the Trustees must be afforded a reasonable amount of time, which may be up to one hundred eighty calendar days, to consider such Shareholder request and to investigate the basis of such claim. For purposes of this Section 11.5, the Trustees may designate a committee of one Trustee to consider a Shareholder demand provided that a committee of one Trustee is required to create a committee with a majority of Trustees who are “independent trustees” (as that term is defined in the Delaware Act). The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust or the applicable Series for the expense of any such advisors in the event that the Trustees determine not to bring such action.

(d) If the demand has been properly made pursuant to this Section 11.5, and a majority of the Trustees, including a majority of the independent trustees, or, if a committee has been appointed, a majority of the members of such committee, have considered the merits of the claim and have determined that maintaining a suit would not be in the best interests of the Trust or the affected Series, as applicable, the demand shall be rejected and the complaining Shareholders shall not be permitted to maintain a derivative action unless they first sustain the burden of proof to the court that the decision of the Trustees, or committee thereof, not to pursue the requested action was inconsistent with the standard required of the Trustees or committee under applicable law.

(e) No Shareholder may bring a direct action claiming injury as a Shareholder of the Trust, or any Series or Class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a Series or Class, unless the Shareholder has suffered an injury distinct from that suffered by Shareholders of the Trust, or the Series or Class, generally. A Shareholder bringing a direct claim must be a Shareholder of the Series or Class against which the direct action is brought at the time of the injury complained of, or acquired the Shares afterwards by operation of law from a person who was a Shareholder at that time.

Section 11.6 Jurisdiction and Waiver of Jury Trial. In accordance with § 3804(e) of the Delaware Act, any suit, action or proceeding brought by or in the right of any Shareholder or any person claiming any interest in any Shares against the Trust or any Series or Class, or the Trustees or officers of the Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, and all Shareholders and other such persons hereby irrevocably consent to the jurisdiction of such courts (and the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection they may make now or hereafter have to the laying of the venue of any such suit, action or proceeding in such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and further, IN CONNECTION WITH ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN THE SUPERIOR COURT IN THE STATE OF DELAWARE, ALL SHAREHOLDERS AND ALL OTHER SUCH PERSONS HEREBY IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY TO THE FULLEST EXTENT PERMITTED BY LAW. All Shareholders and other such persons agree that service of summons, complaint or other process in connection with any proceedings may be made by registered or certified mail or by overnight courier addressed to such person at the address shown on the books and records of the Trust for such person or at the address of the person shown on the books and records of the Trust with respect to the Shares that such person claims an interest in. Service of process in any such suit, action or proceeding against the Trust or any Trustee or officer of the Trust may be made at the address of the Trust’s registered agent in the State of Delaware. Any service so made shall be effective as if personally made in the State of Delaware.

Section 11.7 Inspection of Records and Reports. Every Trustee shall have the right at any reasonable time to inspect all books, records and documents of every kind and the physical properties of the Trust. This inspection by a Trustee may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents. No Shareholder shall have any right to inspect any account, book or document of the Trust that is not publicly available, except as conferred by the Trustees. The books and records of the Trust may be kept at such place or places as the Trustees may from time to time determine, except as otherwise required by law.

Section 11.8 Filing of Copies, References, Headings, Rules of Construction. The original or a copy of this Declaration of Trust shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate of an officer of the Trust as to any matters in connection with the Trust hereunder, and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this Declaration of Trust. In this Declaration of Trust, references to this Declaration of Trust, and all expressions such as “herein,” “hereof” and “hereunder,” shall be deemed to refer to this Declaration of Trust as a whole and not to any particular article or section unless the context requires otherwise. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Declaration of Trust. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. The terms “include,” “includes” and “including” and any comparable terms shall be deemed to mean “including, without limitation.” The term “person” whenever used herein shall include individuals, corporations, limited liability companies, partnerships, trusts, associations, joint ventures, estates and other entities, whether or not legal entities, and governments, agencies and political subdivisions thereof, whether domestic or foreign.

Section 11.9 Counterparts; Execution of Documents. This Declaration of Trust and any document, consent or instrument referenced in or contemplated by this Declaration of Trust or the By-laws may be executed in any number of counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument: (i) any document, consent, instrument or notice referenced in or contemplated by this Declaration of Trust or the By-laws that is to be executed by one or more Trustees may be executed by means of original, facsimile or electronic signature; and (ii) any document, consent, instrument or notice referenced in or contemplated by this Declaration of Trust or the By-laws that is to be delivered by the Trust or one or more Trustees may be delivered by facsimile or electronic means (including email), unless, in the case of either clause (i) or (ii), otherwise determined by the Trustees or required by applicable law.

IN WITNESS WHEREOF, the Trustees named below, being the initial Trustees of the Trust, do hereby make and enter into this Agreement and Declaration of Trust of Permanent Portfolio Family of Funds as of the date first written above.

/s/ David P. Bergland
David P. Bergland, as Trustee and not individually

/s/ Hugh A. Butler
Hugh A. Butler, as Trustee and not individually

/s/ Michael J. Cuggino
Michael J. Cuggino, as Trustee and not individually

/s/ Roger Doebke
Roger Doebke, as Trustee and not individually

SCHEDULE A

Series	Class(es)
Permanent Portfolio	Existing Class
Short-Term Treasury Portfolio	Existing Class
Versatile Bond Portfolio	Existing Class
Aggressive Growth Portfolio	Existing Class

Dated: As of September 21, 2015

APPENDIX D

NOMINATING COMMITTEE CHARTER

SECTION	1. MEMBERSHIP

(a) The Nominating Committee (“Committee”) of the Board of Directors (“Board,” or “Board of Directors”) of Permanent Portfolio Family of Funds, Inc. (“Fund”) shall be composed of directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (such non-“interested persons” are referred to as “Independent Directors”), and who are appointed by the Board from time to time.

(b) The Committee members shall appoint a Chairperson of the Committee.

SECTION	2. PURPOSE

The purpose of the Committee shall be to identify, evaluate and nominate candidates for selection as directors of the Fund.

SECTION	3. DUTIES AND POWERS

(a) The Committee shall determine, in consultation with the Board of Directors, when it may be appropriate to nominate candidates for election as directors of the Fund. In addition, the Committee shall periodically review the size and composition of the Board of Directors, including the background and qualifications of the then-current members of the Board, to determine whether it may be appropriate to recommend adding individuals to the Board with different backgrounds or experience from those members currently serving on the Board.

(b) The Committee shall recommend to the Independent Directors of the Fund the selection and nomination of candidates for Independent Directors, whether proposed to be appointed by the Board or to be elected by shareholders. The Committee shall also evaluate those candidates that are “interested persons” who are proposed by management of the Fund to serve as directors and make appropriate recommendations to the Board regarding such proposed nominees.

(c) The Committee shall evaluate candidates’ qualifications for Board membership. With respect to candidates for Independent Director, the

Committee shall consider the candidate’s qualifications for Board membership in light of his or her independence from the Fund’s investment adviser and other principal service providers, including the effect of any relationships beyond those delineated in the 1940 Act that may impair independence, such as social or familial relationships with the investment adviser or the Fund’s other principal service providers, or any conflict that may result from a candidate’s service as a director in a competing fund complex or competing industry.

(d) The Committee shall report to the Board of Directors from time to time as necessary and may make such recommendations, if any, with respect to items contained in this Section 3 and other related matters, as the Committee may deem necessary or appropriate.

(e) The Committee shall have the authority to review, analyze or investigate, or to direct and supervise an investigation into any matter brought to its attention and within the scope of its duties. The Committee shall have the authority to retain, at the Fund’s expense, such advisers or experts as the Committee deems necessary or appropriate to fulfill its responsibilities. If the Committee retains such an adviser or expert, the Chairperson of the Committee shall notify the Chairman of the Board of the amount of the fees and expenses to be charged for the adviser or expert’s services (or estimates thereof).

SECTION	4. PROCEDURAL MATTERS

(a) The Committee shall meet as it and the Board of Directors deem necessary to fulfill its responsibilities. The Chairperson or a majority of the members shall be authorized to call a meeting of the Committee and send notice thereof.

(b) The Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law.

(c) The Committee shall have the authority to meet privately and to admit non-members as necessary, including any officers of the Fund.

(d) The Committee shall review its operations as necessary and recommend any changes to this Nominating Committee Charter to the Board of Directors as appropriate.

(e) The Committee shall prepare minutes of, and report to the Board of Directors with respect to, all of its meetings.

(f) A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

September 12, 2013

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

PERMANENT PORTFOLIO

A SERIES OF PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, DECEMBER 15, 2015

The undersigned Shareholder(s) of Permanent Portfolio, a series of Permanent Portfolio Family of Funds, Inc. (“Fund”), hereby appoint(s) Michael J. Cuggino and James H. Andrews (each with full power of substitution), the proxy or proxies of the undersigned, to attend the Special Meeting of Shareholders of Permanent Portfolio, to be held on Tuesday, December 15, 2015 at 11:00 A.M., Pacific Time, at the Fund’s principal executive office, located at 600 Montgomery Street, Suite 4100, San Francisco, California 94111, and at any postponements or adjournments thereof (“Special Meeting”), to vote all of the shares of Permanent Portfolio that the undersigned would be entitled to vote if personally present at the Special Meeting and on any other matters properly brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call our proxy information line, toll-free at (800) 357-9167. Representatives are available to assist you Monday through Friday, 9:00 A.M. to 10:00 P.M., Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on Tuesday, December 15, 2015 at 11:00 A.M., Pacific Time. The Proxy Statement and Notice for this Special Meeting are available at: proxyonline.com/docs/permanentportfoliofamilyoffunds.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The
signer(s) acknowledges receipt with this Proxy Statement of the Fund’s Board of Directors. Your signature(s) should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD
SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

If you received more than one ballot because you own shares of more than one Portfolio, or have multiple investments in any single Portfolio, please remember to vote all of your ballots!

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF DIRECTORS. THE FUND’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. This proxy card, when properly executed, will be voted as instructed. The proxies are authorized, in their discretion, to vote upon such other matters as may properly come before the Special Meeting. Remember to sign and date the reverse side before mailing in your vote. This proxy card is valid only when signed and dated.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

If no specification is made, the proxy card will be voted “FOR” all Proposals and “FOR” all Directors.

		FOR	AGAINST	ABSTAIN
1.	Approve a new investment advisory contract.	o	o	o

2A.

Change the Portfolio’s classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified” and eliminate a fundamental policy limiting investments in the stock of any issuer (other than the U.S. government or one of its agencies or instrumentalities) to 5% of the Portfolio’s total assets.

		o	o	o

2B.	Expand permitted investments under the Portfolio’s “aggressive growth stocks” investment category by eliminating the restriction that the Portfolio only invest in U.S. companies.	o	o	o

2C.	Expand permitted investments under the Portfolio’s “dollar assets” investment category.	o	o	o

5A.	Eliminate the Portfolio’s investment policy limiting investment in illiquid investments.	o	o	o

5B.	Eliminate the Portfolio’s investment policy limiting lending portfolio assets to affiliates, and affiliates purchasing portfolio shares.	o	o	o

5D.

Eliminate the Portfolio’s investment policy limiting the Portfolio’s investments in the stock of any issuer (other than the U.S. government or one of its agencies or instrumentalities) to 10% of the issuer’s outstanding voting stock.

		o	o	o

6.	Approve a Redomiciliation Agreement for the Fund, pursuant to which the Portfolio will be redomiciled into a corresponding, identically-named, series of a newly established Delaware statutory trust.	o	o	o
		FOR		WITHHOLD
7.	To elect the following directors to the Fund’s Board of Directors:

7A.	David P. Bergland	o		o

7B.	Hugh A. Butler	o		o

7C.	Michael J. Cuggino	o		o

7D.	Roger Doebke	o		o

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SHORT-TERM TREASURY PORTFOLIO

A SERIES OF PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, DECEMBER 15, 2015

The undersigned Shareholder(s) of Short-Term Treasury Portfolio, a series of Permanent Portfolio Family of Funds, Inc. (“Fund”), hereby appoint(s) Michael J. Cuggino and James H. Andrews (each with full power of substitution), the proxy or proxies of the undersigned, to attend the Special Meeting of Shareholders of Short-Term Treasury Portfolio, to be held on Tuesday, December 15, 2015 at 11:00 A.M., Pacific Time, at the Fund’s principal executive office, located at 600 Montgomery Street, Suite 4100, San Francisco, California 94111, and at any postponements or adjournments thereof (“Special Meeting”), to vote all of the shares of Short-Term Treasury Portfolio that the undersigned would be entitled to vote if personally present at the Special Meeting and on any other matters properly brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call our proxy information line, toll-free at (800) 357-9167. Representatives are available to assist you Monday through Friday, 9:00 A.M. to 10:00 P.M., Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on Tuesday, December 15, 2015 at 11:00 A.M., Pacific Time. The Proxy Statement and Notice for this Special Meeting are available at: proxyonline.com/docs/permanentportfoliofamilyoffunds.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The
signer(s) acknowledges receipt with this Proxy Statement of the Fund’s Board of Directors. Your signature(s) should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD
SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

If you received more than one ballot because you own shares of more than one Portfolio, or have multiple investments in any single Portfolio, please remember to vote all of your ballots!

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF DIRECTORS. THE FUND’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. This proxy card, when properly executed, will be voted as instructed. The proxies are authorized, in their discretion, to vote upon such other matters as may properly come before the Special Meeting. Remember to sign and date the reverse side before mailing in your vote. This proxy card is valid only when signed and dated.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

If no specification is made, the proxy card will be voted “FOR” all Proposals and “FOR” all Directors.

		FOR	AGAINST	ABSTAIN
1.	Approve a new investment advisory contract.	o	o	o

3A.	Make the Portfolio’s investment objective non-fundamental.	o	o	o

3B.	Approve the replacement of the Portfolio’s fundamental investment policy with a new non-fundamental investment policy.	o	o	o

5A.	Eliminate the Portfolio’s investment policy limiting investment in illiquid investments.	o	o	o

5B.	Eliminate the Portfolio’s investment policy limiting lending portfolio assets to affiliates, and affiliates purchasing portfolio shares.	o	o	o

5C.

Eliminate the Portfolio’s investment policy limiting the Portfolio’s investments in the stock of any issuer (other than the U.S. government or one of its agencies or instrumentalities) to 5% of total assets.

		o	o	o

5D.

Eliminate the Portfolio’s investment policy limiting the Portfolio’s investments in the stock of any issuer (other than the U.S. government or one of its agencies or instrumentalities) to 10% of the issuer’s outstanding voting stock.

		o	o	o

6.	Approve a Redomiciliation Agreement for the Fund, pursuant to which the Portfolio will be redomiciled into a corresponding, identically-named, series of a newly established Delaware statutory trust.	o	o	o
		FOR		WITHHOLD
7.	To elect the following directors to the Fund’s Board of Directors:

7A.	David P. Bergland	o		o

7B.	Hugh A. Butler	o		o

7C.	Michael J. Cuggino	o		o

7D.	Roger Doebke	o		o

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

VERSATILE BOND PORTFOLIO

A SERIES OF PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, DECEMBER 15, 2015

The undersigned Shareholder(s) of Versatile Bond Portfolio, a series of Permanent Portfolio Family of Funds, Inc. (“Fund”), hereby appoint(s) Michael J. Cuggino and James H. Andrews (each with full power of substitution), the proxy or proxies of the undersigned, to attend the Special Meeting of Shareholders of Versatile Bond Portfolio, to be held on Tuesday, December 15, 2015 at 11:00 A.M., Pacific Time, at the Fund’s principal executive office, located at 600 Montgomery Street, Suite 4100, San Francisco, California 94111, and at any postponements or adjournments thereof (“Special Meeting”), to vote all of the shares of Versatile Bond Portfolio that the undersigned would be entitled to vote if personally present at the Special Meeting and on any other matters properly brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call our proxy information line, toll-free at (800) 357-9167. Representatives are available to assist you Monday through Friday, 9:00 A.M. to 10:00 P.M., Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on Tuesday, December 15, 2015 at 11:00 A.M., Pacific Time. The Proxy Statement and Notice for this Special Meeting are available at: proxyonline.com/docs/permanentportfoliofamilyoffunds.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The
signer(s) acknowledges receipt with this Proxy Statement of the Fund’s Board of Directors. Your signature(s) should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD
SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

If you received more than one ballot because you own shares of more than one Portfolio, or have multiple investments in any single Portfolio, please remember to vote all of your ballots!

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF DIRECTORS. THE FUND’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. This proxy card, when properly executed, will be voted as instructed. The proxies are authorized, in their discretion, to vote upon such other matters as may properly come before the Special Meeting. Remember to sign and date the reverse side before mailing in your vote. This proxy card is valid only when signed and dated.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

If no specification is made, the proxy card will be voted “FOR” all Proposals and “FOR” all Directors.

		FOR	AGAINST	ABSTAIN
1.	Approve a new investment advisory contract.	o	o	o

5B.	Eliminate the Portfolio’s investment policy limiting lending portfolio assets to affiliates, and affiliates purchasing portfolio shares.	o	o	o

5C.

Eliminate the Portfolio’s investment policy limiting the Portfolio’s investments in the stock of any issuer (other than the U.S. government or one of its agencies or instrumentalities) to 5% of total assets.

		o	o	o

5D.

Eliminate the Portfolio’s investment policy limiting the Portfolio’s investments in the stock of any issuer (other than the U.S. government or one of its agencies or instrumentalities) to 10% of the issuer’s outstanding voting stock.

		o	o	o

6.	Approve a Redomiciliation Agreement for the Fund, pursuant to which the Portfolio will be redomiciled into a corresponding, identically-named, series of a newly established Delaware statutory trust.	o	o	o
		FOR		WITHHOLD
7.	To elect the following directors to the Fund’s Board of Directors:

7A.	David P. Bergland	o		o

7B.	Hugh A. Butler	o		o

7C.	Michael J. Cuggino	o		o

7D.	Roger Doebke	o		o

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

AGGRESSIVE GROWTH PORTFOLIO

A SERIES OF PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, DECEMBER 15, 2015

The undersigned Shareholder(s) of Aggressive Growth Portfolio, a series of Permanent Portfolio Family of Funds, Inc. (“Fund”), hereby appoint(s) Michael J. Cuggino and James H. Andrews (each with full power of substitution), the proxy or proxies of the undersigned, to attend the Special Meeting of Shareholders of Aggressive Growth Portfolio, to be held on Tuesday, December 15, 2015 at 11:00 A.M., Pacific Time, at the Fund’s principal executive office, located at 600 Montgomery Street, Suite 4100, San Francisco, California 94111, and at any postponements or adjournments thereof (“Special Meeting”), to vote all of the shares of Aggressive Growth Portfolio that the undersigned would be entitled to vote if personally present at the Special Meeting and on any other matters properly brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call our proxy information line, toll-free at (800) 357-9167. Representatives are available to assist you Monday through Friday, 9:00 A.M. to 10:00 P.M., Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on Tuesday, December 15, 2015 at 11:00 A.M., Pacific Time. The Proxy Statement and Notice for this Special Meeting are available at: proxyonline.com/docs/permanentportfoliofamilyoffunds.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The
signer(s) acknowledges receipt with this Proxy Statement of the Fund’s Board of Directors. Your signature(s) should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD
SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

If you received more than one ballot because you own shares of more than one Portfolio, or have multiple investments in any single Portfolio, please remember to vote all of your ballots!

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF DIRECTORS. THE FUND’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. This proxy card, when properly executed, will be voted as instructed. The proxies are authorized, in their discretion, to vote upon such other matters as may properly come before the Special Meeting. Remember to sign and date the reverse side before mailing in your vote. This proxy card is valid only when signed and dated.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

If no specification is made, the proxy card will be voted “FOR” all Proposals and “FOR” all Directors.

		FOR	AGAINST	ABSTAIN
1.	Approve a new investment advisory contract.	o	o	o

4A.	Make the Portfolio’s investment objective non-fundamental.	o	o	o

4B.	Approve the replacement of the Portfolio’s fundamental investment policy with a new non-fundamental investment policy.	o	o	o

5A.	Eliminate the Portfolio’s investment policy limiting investment in illiquid investments.	o	o	o

5B.	Eliminate the Portfolio’s investment policy limiting lending portfolio assets to affiliates, and affiliates purchasing portfolio shares.	o	o	o

5C.

Eliminate the Portfolio’s investment policy limiting the Portfolio’s investments in the stock of any issuer (other than the U.S. government or one of its agencies or instrumentalities) to 5% of total assets.

		o	o	o

5D.

Eliminate the Portfolio’s investment policy limiting the Portfolio’s investments in the stock of any issuer (other than the U.S. government or one of its agencies or instrumentalities) to 10% of the issuer’s outstanding voting stock.

		o	o	o

6.	Approve a Redomiciliation Agreement for the Fund, pursuant to which the Portfolio will be redomiciled into a corresponding, identically-named, series of a newly established Delaware statutory trust.	o	o	o
		FOR		WITHHOLD
7.	To elect the following directors to the Fund’s Board of Directors:

7A.	David P. Bergland	o		o

7B.	Hugh A. Butler	o		o

7C.	Michael J. Cuggino	o		o

7D.	Roger Doebke	o		o

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]